UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22519
                                                    -----------

                First Trust Exchange-Traded AlphaDEX(R) Fund II
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               ------------

                  Date of reporting period: December 31, 2016
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

Annual Report           December 31, 2016


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      First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund (FPA)
      First Trust Europe AlphaDEX(R) Fund (FEP)
      First Trust Latin America AlphaDEX(R) Fund (FLN)
      First Trust Brazil AlphaDEX(R) Fund (FBZ)
      First Trust China AlphaDEX(R) Fund (FCA)
      First Trust Japan AlphaDEX(R) Fund (FJP)
      First Trust South Korea AlphaDEX(R) Fund (FKO)
      First Trust Developed Markets ex-US AlphaDEX(R) Fund (FDT)
      First Trust Emerging Markets AlphaDEX(R) Fund (FEM)
      First Trust Germany AlphaDEX(R) Fund (FGM)
      First Trust Canada AlphaDEX(R) Fund (FCAN)
      First Trust Australia AlphaDEX(R) Fund (FAUS)
      First Trust United Kingdom AlphaDEX(R) Fund (FKU)
      First Trust Taiwan AlphaDEX(R) Fund (FTW)
      First Trust Hong Kong AlphaDEX(R) Fund (FHK)
      First Trust Switzerland AlphaDEX(R) Fund (FSZ)
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS) First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)
      First Trust Eurozone AlphaDEX(R) ETF (FEUZ)


                                  ALPHADEX(R)
                                 FAMILY OF ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
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TABLE OF CONTENTS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund (FPA)................   4
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................   6
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................   8
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  10
    First Trust China AlphaDEX(R) Fund (FCA)................................  12
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  14
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  16
    First Trust Developed Markets ex-US AlphaDEX(R) Fund (FDT)..............  18
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  20
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  22
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  24
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  26
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  28
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  30
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  32
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  34
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  36
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  38
    First Trust Eurozone AlphaDEX(R) ETF (FEUZ).............................  40
Notes to Fund Performance Overview..........................................  42
Understanding Your Fund Expenses............................................  43
Portfolio of Investments
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund (FPA)................  45
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................  47
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................  51
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  53
    First Trust China AlphaDEX(R) Fund (FCA)................................  55
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  58
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  61
    First Trust Developed Markets ex-US AlphaDEX(R) Fund (FDT)..............  63
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  69
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  73
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  75
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  77
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  79
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  82
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  84
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  86
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  88
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  94
    First Trust Eurozone AlphaDEX(R) ETF (FEUZ).............................  99
Statements of Assets and Liabilities........................................ 102
Statements of Operations.................................................... 106
Statements of Changes in Net Assets......................................... 110
Financial Highlights........................................................ 118
Notes to Financial Statements............................................... 136
Report of Independent Registered Public Accounting Firm..................... 147
Additional Information...................................................... 148
Board of Trustees and Officers.............................................. 156
Privacy Policy.............................................................. 158

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016

Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a market overview and a performance analysis for the period. Additionally, First Trust has compiled the Funds' financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund II and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.


Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY/INVESTING

For the second consecutive year, at its December Federal Open Market Committee meeting, the Federal Reserve (the "Fed") initiated a 25 basis point increase to the federal funds target rate trading range, which now stands at 0.50% to 0.75%. The Fed commented in December that inflation expectations have increased "considerably" and noted that the labor market is tightening, according to Bloomberg. The Fed is forecasting three quarter-point increases in 2017. For the 30-year period ended December 31, 2016, the federal funds target rate (upper bound) averaged 3.54%, according to Bloomberg.

In its latest release, the International Monetary Fund ("IMF") updated its global growth estimates for 2016, 2017 and 2018. The IMF sees growth expanding by an estimated 3.1% in 2016, 3.4% in 2017 and 3.6% in 2018. With respect to the U.S., it sees GDP growth rising by an estimated 1.6% in 2016, 2.3% in 2017 and 2.5% in 2018. Emerging Market and Developing Economies are expected to grow at a faster pace than developed nations, with 2016, 2017 and 2018 estimates of 4.1%, 4.5% and 4.8%, respectively.

With just 10 days left in 2016, global mergers and acquisitions ("M&A") activity totaled nearly $3.0 trillion, according to Bloomberg. Activity was on pace to qualify 2016 as the third-best year in the past decade. Global M&A had its biggest year ever in 2015. A survey released at the end of 2016 by Deloitte found that 75% of the 1,000 executives it polled expect M&A deal volume to rise in 2017, and 64% believe the size of the deals will increase.

The number of global initial public offerings ("IPOs") launched in 2016 totaled 248, down 20.5% from the 312 brought to market in 2015, according to preliminary data from Renaissance Capital, an investment management firm. Companies raised $102.9 billion, down 34.2% from the $156.4 billion raised in 2015. For the 10-year period ended December 31, 2016, the average number of global IPOs totaled 316 per year, while the average amount raised totaled $153.4 billion per year.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") reached a record high of $3.55 trillion globally in 2016, according to its own release. Total assets invested in U.S. ETFs/ETPs reached a record high $2.59 trillion in 2016.

PERFORMANCE OF FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 3.63% against a basket of major currencies in 2016, as measured by the U.S. Dollar Index. With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.00% in U.S. dollar ("USD") terms, while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 2.09% (USD). The MSCI Emerging Markets Index of stocks posted a total return of 11.19% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 2.75%
(USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

The First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC (the "Nasdaq") under the ticker symbol "FPA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

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PERFORMANCE
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                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                           0.29%           6.08%         0.87%        34.30%         5.04%
Market Price                                                  1.80%           6.08%         0.99%        34.36%         5.76%

INDEX PERFORMANCE
Defined Asia Pacific Ex-Japan Index(1)                        3.70%           6.96%         1.73%        40.00%        10.25%
NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index(2)             0.91%            N/A           N/A           N/A           N/A
NASDAQ DM Asia Pacific Ex-Japan Index(2)                      6.13%            N/A           N/A           N/A           N/A
S&P Asia Pacific Ex-Japan BMI Index                           5.95%           3.94%        -0.06%        21.33%        -0.32%
MSCI Pacific ex-Japan Index                                   7.85%           5.24%         1.25%        29.11%         7.34%
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(1) The Defined Asia Pacific Ex-Japan Index was replaced with the NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index effective October 13, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 0.29% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index ("benchmark") generated a return of 7.85%. The total currency effect to the Fund over the period covered in this report totaled -1.3%. Australian securities, which were given an allocation of 23.4% in the Fund, led all other countries with a 4.4% contribution and 22.4% local return. South Korean securities contributed the least to the Fund's return with a -3.1% contribution coming from the Fund's 40.9% allocation to the country and -3.8% local return. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings in South Korean securities created -5.9% of drag as the Fund had a -15.3% lower return than the benchmark. Australian securities within the Fund had a 10.1% higher return which reversed 1.7% of the relative underperformance.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA) (CONTINUED)

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                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                   22.6%
Materials                                     20.4
Industrials                                   15.6
Consumer Discretionary                        13.9
Financials                                     7.7
Information Technology                         7.2
Health Care                                    3.3
Consumer Staples                               2.8
Utilities                                      2.5
Energy                                         2.0
Telecommunications Services                    2.0
                                             ------
    Total                                    100.0%
                                             ======

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                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
BlueScope Steel Ltd.                           2.1%
Lotte Chemical Corp.                           2.1
South32 Ltd.                                   2.0
SK Hynix, Inc.                                 1.8
Kingboard Chemical Holdings Ltd.               1.8
Dexus Property Group                           1.8
SK Holdings Co., Ltd.                          1.8
Hyundai Motor Co.                              1.8
Nine Dragons Paper Holdings Ltd.               1.8
Wheelock & Co., Ltd.                           1.7
                                             ------
    Total                                     18.7%
                                             ======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 18, 2011 - DECEMBER 31, 2016

                 First Trust
            Asia Pacific ex-Japan       Defined Asia Pacific          S&P Asia Pacific            MSCI Pacific
              AlphaDEX(R) Fund             ex-Japan Index            Ex-Japan BMI Index          ex-Japan Index
4/18/11            $10,000                    $10,000                     $10,000                   $10,000
6/30/11             10,170                     10,139                       9,825                     9,772
12/31/11             7,822                      7,876                       8,216                     8,314
6/30/12              8,100                      8,119                       8,614                     8,798
12/31/12             9,586                      9,653                      10,061                    10,357
6/30/13              8,635                      8,832                       9,335                     9,875
12/31/13             9,953                     10,226                      10,487                    10,926
6/30/14             10,878                     11,073                      11,168                    11,735
12/31/14            10,374                     10,653                      10,112                    10,875
6/30/15             11,492                     11,782                      10,356                    10,938
12/31/15            10,475                     10,633                       9,410                     9,954
6/30/16             10,587                     10,881                       9,680                    10,200
12/31/16            10,505                     11,028                       9,970                    10,734

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           94               70             11               1
1/1/13 - 12/31/13           93               77             18               0
1/1/14 - 12/31/14           98               36              0               0
1/1/15 - 12/31/15           71               40              4               0
1/1/16 - 12/31/16           73               34              4               0
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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           61               13              0               0
1/1/13 - 12/31/13           44               15              5               0
1/1/14 - 12/31/14           83               32              3               0
1/1/15 - 12/31/15           76               52              9               0
1/1/16 - 12/31/16           81               52              7               1

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

The First Trust Europe AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Europe Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FEP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

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PERFORMANCE
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                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                           1.24%           8.66%         2.38%        51.50%        14.34%
Market Price                                                  1.10%           8.28%         2.30%        48.83%        13.81%

INDEX PERFORMANCE
Defined Europe Index(1)                                       2.47%           9.71%         3.49%        58.94%        21.65%
NASDAQ AlphaDEX(R) Europe Index(2)                            1.49%            N/A           N/A           N/A           N/A
NASDAQ DM Europe Index(2)                                    -0.67%            N/A           N/A           N/A           N/A
S&P Europe BMI Index                                         -0.56%           7.26%         2.97%        42.00%        18.15%
MSCI Europe Index                                            -0.40%           6.25%         2.32%        35.44%        14.01%
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(1) The Defined Europe Index was replaced with the NASDAQ AlphaDEX(R) Europe Index effective October 13, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.24% during the 12-month period covered by this report. During the same period, the MSCI Europe Index ("benchmark") generated a return of -0.4%. The total currency effect to the Fund over the period covered in this report totaled -6.1%. Finnish securities led all others in the Fund with a 26.0% local return and 0.9% contribution. British securities were the worst contributors to the Fund's return with a -2.9% contribution, stemming from the British pound's -14.8% depreciation relative to the U.S. dollar. On a relative basis, the Fund outperformed the benchmark. The Fund's 14.9% higher return amongst Switzerland securities created 1.2% of outperformance relative to the benchmark. Likewise, Finnish securities created another 1.0% of relative outperformance as the Fund outperformed the benchmark by 25.5%. British securities amongst the Fund created -2.9% of drag, relative to the benchmark as the Fund had a -11.3% return.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        20.4%
Materials                                     19.4
Industrials                                   18.2
Financials                                    10.9
Real Estate                                    9.8
Information Technology                         7.3
Utilities                                      4.5
Consumer Staples                               3.6
Health Care                                    2.2
Energy                                         2.1
Telecommunication Services                     1.6
                                             ------
    Total                                    100.0%
                                             ======

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                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
K+S AG                                         1.1%
Glencore PLC                                   1.0
Stora Enso OYJ, Class R                        1.0
Yara International ASA                         1.0
Ashtead Group PLC                              1.0
UPM-Kymmene OYJ                                1.0
Saipem S.p.A                                   0.9
Arkema S.A.                                    0.9
RPC Group PLC                                  0.9
Evraz PLC                                      0.9
                                             ------
    Total                                      9.7%
                                             ======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   APRIL 18, 2011 - DECEMBER 31, 2016

            First Trust Europe             Defined                  S&P Europe                  MSCI
             AlphaDEX(R) Fund            Europe Index                BMI Index              Europe Index
4/18/11          $10,000                   $10,000                    $10,000                 $10,000
6/30/11           10,265                    10,315                     10,315                  10,321
12/31/11           7,547                     7,654                      8,320                   8,418
6/30/12            7,650                     7,755                      8,567                   8,620
12/31/12           9,206                     9,310                     10,002                  10,028
6/30/13            9,672                     9,859                     10,295                  10,247
12/31/13          12,091                    12,428                     12,718                  12,560
6/30/14           12,802                    13,190                     13,462                  13,248
12/31/14          11,016                    11,459                     11,997                  11,784
6/30/15           11,724                    12,155                     12,573                  12,234
12/31/15          11,295                    11,872                     11,880                  11,449
6/30/16           10,615                    11,313                     11,237                  10,862
12/31/16          11,436                    12,164                     11,813                  11,403

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           71              110             49               1
1/1/13 - 12/31/13           70              152             22               1
1/1/14 - 12/31/14          147               25              1               0
1/1/15 - 12/31/15          144               46              5               0
1/1/16 - 12/31/16           46                4              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           18                1              0               0
1/1/13 - 12/31/13            6                1              0               0
1/1/14 - 12/31/14           69                9              1               0
1/1/15 - 12/31/15           51                6              0               0
1/1/16 - 12/31/16          170               29              3               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

The First Trust Latin America AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Latin America Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FLN." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                          42.81%          -2.78%        -5.46%       -13.16%       -27.42%
Market Price                                                 42.20%          -3.09%        -5.63%       -14.53%       -28.12%

INDEX PERFORMANCE
Defined Latin America Index(1)                               40.81%          -2.23%        -4.69%       -10.68%       -23.96%
NASDAQ AlphaDEX(R) Latin America Index(2)                    42.08%            N/A           N/A           N/A           N/A
NASDAQ Latin America Index(2)                                31.44%            N/A           N/A           N/A           N/A
S&P Latin America BMI Index                                  30.48%          -5.27%        -7.92%       -23.70%       -37.55%
MSCI EM Latin America Index                                  31.04%          -5.69%        -8.18%       -25.39%       -38.55%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Latin America Index was replaced with the NASDAQ AlphaDEX(R) Latin America Index effective October 13, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 42.81% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index ("benchmark") generated a return of 31.04%. The total currency effect to the Fund over the period covered in this report totaled 12.6%. Brazilian securities led all others in the Fund with a 41.4% contribution and 71.3% total return, being aided by the Brazilian real's 23.3% appreciation relative to the U.S. dollar. The Fund's Brazilian Utility securities were particularly well performing with a 119.2% total return. Mexican securities were the only negatively impacting holdings to the Fund over the period with a -1.1% contribution, due primarily to the Mexican Peso depreciating against the U.S. dollar by -15.5%. On a relative basis, the Fund outperformed the benchmark. The Fund over allocated the benchmark by 11.0% and had a 4.0% higher local return amongst Brazilian securities, which led to 5.6% of relative outperformance. The Fund did not hold any Peruvian securities over the period, whereas the benchmark allocated 2.3% to the 75.9% returning country.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     31.4%
Financials                                    23.4
Utilities                                     18.3
Consumer Staples                               7.2
Telecommunication Services                     6.2
Energy                                         5.4
Industrials                                    3.7
Consumer Discretionary                         3.3
Real Estate                                    1.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Fibria Celulose S.A.                           4.4%
Suzano Papel e Celulose S.A. (Preference
   Shares)                                     4.3
Banco Santander Brasil S.A.                    4.3
Gerdau S.A. (Preference Shares)                3.9
Petroleo Brasileiro S.A. (Preference Shares)   3.5
Braskem S.A. (Preference Shares)               3.5
Centrais Eletricas Brasileiras S.A.
   (Preference Shares)                         3.4
BTG Pactual Group                              3.2
Itausa - Investimentos Itau S.A.
   (Preference Shares)                         3.1
TIM Participacoes S.A.                         3.1
                                             ------
    Total                                     36.7%
                                             ======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
              Latin America               Defined Latin             S&P Latin America         MSCI EM Latin
             AlphaDEX(R) Fund             America Index                 BMI Index             America Index
4/18/11          $10,000                     $10,000                     $10,000                 $10,000
6/30/11           10,114                      10,154                      10,046                  10,039
12/31/11           8,359                       8,513                       8,185                   8,236
6/30/12            8,525                       8,699                       8,258                   8,196
12/31/12           9,474                       9,759                       9,127                   8,949
6/30/13            8,424                       8,774                       7,859                   7,625
12/31/13           8,510                       8,880                       7,938                   7,754
6/30/14            8,969                       9,434                       8,446                   8,312
12/31/14           7,165                       7,549                       6,924                   6,801
6/30/15            6,776                       7,188                       6,405                   6,367
12/31/15           5,081                       5,400                       4,786                   4,690
6/30/16            6,381                       6,768                       5,958                   5,885
12/31/16           7,256                       7,603                       6,245                   6,146

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12          151               73              3               2
1/1/13 - 12/31/13           85               41              8               0
1/1/14 - 12/31/14           79                0              0               0
1/1/15 - 12/31/15           83               36              1               0
1/1/16 - 12/31/16           83               14              6               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           20                1              0               0
1/1/13 - 12/31/13          102               14              2               0
1/1/14 - 12/31/14          146               24              3               0
1/1/15 - 12/31/15          110               21              1               0
1/1/16 - 12/31/16           88               56              2               2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

The First Trust Brazil AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Brazil Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FBZ." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                          59.89%          -6.83%        -9.91%       -29.80%       -44.85%
Market Price                                                 58.49%          -7.18%       -10.14%       -31.10%       -45.63%

INDEX PERFORMANCE
Defined Brazil Index(1)                                      63.43%          -5.28%         -8.41       -23.77%       -39.43%
NASDAQ AlphaDEX(R) Brazil Index(2)                           61.48%            N/A           N/A           N/A           N/A
NASDAQ Brazil Index(2)                                       70.56%            N/A           N/A           N/A           N/A
S&P Brazil BMI Index                                         67.28%          -6.77%        -9.71%       -29.56%       -44.16%
MSCI Brazil Index                                            66.24%          -6.79%        -9.81%       -29.63%       -44.50%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Brazil Index was replaced with the NASDAQ AlphaDEX(R) Brazil Index effective July 14, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 59.89% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index ("benchmark") generated a return of 66.24%. Exposure to the Brazilian real over the period covered in this report contributed 23.9% to the Fund's return. Utility securities, which were given the highest allocation in the Fund at 23.7%, contributed the most to the Fund's return with a 20.3% contribution, stemming from its 90.8% total return. The Information Technology sector was the lower-allocated sector over the period at 0.06% and was the only sector which negatively impacted the Fund's return with a -0.1% contribution. On a relative basis, the Fund underperformed the benchmark. A combined -8.3% of drag was created due to the Materials and Consumer Discretionary sectors. Each of these sectors contributed -4.15% of drag due to underperforming the benchmark by -44.9% and -13.7%, respectively. Some of the underperformance (4.1%) was reversed by the Utilities sector where the Fund both over allocated and outperformed the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     24.1%
Financials                                    18.7
Consumer Discretionary                        16.1
Materials                                     14.2
Consumer Staples                               7.5
Health Care                                    6.3
Telecommunication Services                     5.8
Industrials                                    4.6
Energy                                         1.6
Real Estate                                    1.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Fibria Celulose S.A.                           4.4%
Centrais Eletricas Brasileiras S.A.
   (Preference Shares)                         4.4
Fleury S.A.                                    3.9
TIM Participacoes S.A.                         3.4
Cia Siderurgica Nacional S.A.                  3.3
Itausa - Investimentos Itau S.A.
   (Preference Shares)                         3.3
CVC Brasil Operadora e Agencia de
   Viagens S.A.                                3.1
Cia de Saneamento Basico do Estado
   de Sao Paulo                                3.0
EDP - Energias do Brasil S.A.                  2.9
Banco do Brasil S.A.                           2.9
                                             ------
    Total                                     34.6%
                                             ======

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
                  Brazil                   Defined                  S&P Brazil              MSCI Brazil
             AlphaDEX(R) Fund            Brazil Index               BMI Index                  Index
4/18/11          $10,000                   $10,000                   $10,000                  $10,000
6/30/11            9,884                     9,933                     9,949                    9,926
12/31/11           7,858                     7,946                     7,929                    7,887
6/30/12            7,907                     8,002                     7,413                    7,280
12/31/12           8,314                     8,512                     8,180                    7,890
6/30/13            6,918                     7,182                     6,718                    6,471
12/31/13           7,090                     7,327                     6,824                    6,624
6/30/14            7,535                     7,846                     7,483                    7,320
12/31/14           5,927                     6,189                     5,782                    5,694
6/30/15            5,282                     5,556                     5,208                    5,199
12/31/15           3,450                     3,706                     3,339                    3,339
6/30/16            4,979                     5,419                     4,889                    4,886
12/31/16           5,517                     6,058                     5,586                    5,550

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           84               38             11               1
1/1/13 - 12/31/13          166               57              7               1
1/1/14 - 12/31/14          119               16              3               0
1/1/15 - 12/31/15           32                7              5               0
1/1/16 - 12/31/16           88               14              3               2
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12          107                8              1               0
1/1/13 - 12/31/13           16                3              2               0
1/1/14 - 12/31/14           98               10              5               1
1/1/15 - 12/31/15           78              123              6               1
1/1/16 - 12/31/16          101               39              4               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

The First Trust China AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) China Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FCA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                          -4.96%           2.39%        -4.85%        12.56%       -24.67%
Market Price                                                 -6.37%           2.07%        -5.16%        10.80%       -26.09%

INDEX PERFORMANCE
Defined China Index(1)                                        4.82%           6.20%        -1.80%        35.12%        -9.86%
NASDAQ AlphaDEX(R) China Index(2)                            -2.69%            N/A           N/A           N/A           N/A
NASDAQ China Index(2)                                         2.60%            N/A           N/A           N/A           N/A
S&P China BMI Index                                           0.29%           6.29%         0.31%        35.66%         1.78%
MSCI China Index                                              0.90%           5.02%        -0.18%        27.74%        -1.05%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined China Index was replaced with the NASDAQ AlphaDEX(R) China Index effective July 14, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.96% during the 12-month period covered by this report. During the same period, the MSCI China Index ("benchmark") generated a U.S. dollar ("USD") return of 0.9%. Exposure to the Hong Kong dollar over the period covered in this report, contributed -0.06% to the Fund's return. The Fund's holdings among Information Technology securities led the Fund in contribution with a 2.4% contribution, as a result of the sector's large allocation of 11.4% and 9.8% local return. The Telecommunication Services sector was the top-performing sector in the Fund with a 37.4% local return. The Financials sector was highest-weighted sector in the Fund at 21.5% and contributed the least to the Fund's return at -3.8%. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is due the Fund's holdings in the Industrials sector where the benchmark saw a 9.4% higher return. Some underperformance (1.6%) was reversed by the Telecommunications Services sector where the Fund had a 39.4% higher total return.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        16.6%
Real Estate                                   15.0
Information Technology                        12.8
Utilities                                      9.4
Telecommunication Services                     8.5
Energy                                         8.2
Industrials                                    8.0
Materials                                      7.2
Health Care                                    6.6
Financials                                     6.6
Consumer Staples                               1.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Semiconductor Manufacturing
   International Corp.                         4.9%
Geely Automobile Holdings Ltd.                 4.4
Country Garden Holdings Co., Ltd.              4.2
China Communications Services Corp.,
   Ltd., Class H                               3.8
Yanzhou Coal Mining Co., Ltd., Class H         3.3
China Telecom Corp., Ltd., Class H             3.2
Sunny Optical Technology Group Co., Ltd.       3.2
COSCO SHIPPING Ports Ltd.                      3.2
China Everbright Ltd.                          3.1
Zijin Mining Group Co., Ltd., Class H          3.0
                                             ------
    Total                                     36.3%
                                             ======

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
                  China                Defined China               S&P China               MSCI China
             AlphaDEX(R) Fund              Index                   BMI Index                  Index
4/18/11          $10,000                  $10,000                   $10,000                  $10,000
6/30/11            9,334                    9,279                     9,446                    9,583
12/31/11           6,692                    6,670                     7,502                    7,746
6/30/12            7,023                    6,935                     7,764                    8,048
12/31/12           8,568                    8,506                     9,045                    9,508
6/30/13            6,942                    7,022                     8,322                    8,463
12/31/13           8,428                    8,591                     9,982                    9,855
6/30/14            7,814                    8,015                     9,903                    9,789
12/31/14           8,287                    8,595                    10,570                   10,640
6/30/15            9,704                   10,137                    12,188                   12,199
12/31/15           7,924                    8,598                    10,147                    9,808
6/30/16            7,195                    8,274                     9,583                    9,348
12/31/16           7,531                    9,011                    10,176                    9,896

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           84               49             16               4
1/1/13 - 12/31/13           64               31             16               0
1/1/14 - 12/31/14           76               56              8               2
1/1/15 - 12/31/15           58               35             19               6
1/1/16 - 12/31/16           42               14              2               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           70               23              4               0
1/1/13 - 12/31/13           54               51             33               3
1/1/14 - 12/31/14           72               31              7               0
1/1/15 - 12/31/15           69               44             19               2
1/1/16 - 12/31/16           65               91             36               2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

The First Trust Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FJP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                           2.91%           6.02%         4.39%        33.97%        27.73%
Market Price                                                  2.81%           5.95%         4.36%        33.51%        27.56%

INDEX PERFORMANCE
Defined Japan Index(1)                                        2.76%           6.78%         4.87%        38.80%        31.19%
NASDAQ AlphaDEX(R) Japan Index(2)                             2.59%            N/A           N/A           N/A           N/A
NASDAQ Japan Index(2)                                         3.38%            N/A           N/A           N/A           N/A
S&P Japan BMI Index                                           3.38%           8.44%         6.19%        49.94%        40.87%
MSCI Japan Index                                              2.38%           8.17%         5.73%        48.10%        37.42%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Japan Index was replaced with the NASDAQ AlphaDEX(R) Japan Index effective July 14, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.91% during the 12-month period covered by this report. During the same period, the MSCI Japan Index ("benchmark") generated a return of 2.38%. Exposure to the Japanese yen over the period covered in this report, contributed 1.59% to the Fund's return. The Fund's holdings among the Materials sector created 1.8% of performance, as the sector had a good 10.3% local return and was given a high average 18.2% allocation. The Health Care sector on the other hand, produced -0.8% of performance within the Fund due to the sector's 7.8% allocation and -17.8% local return. The Energy sector had an impressive 56.0% local return, but due to the sector's low average weighting of 0.2%, its contribution was limited to 0.1%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund having a 3.4% higher return among the Materials sector. The Health Care sector created -0.7% of underperformance due to the Fund having a -10.1% lower return than the benchmark.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        23.8%
Industrials                                   16.8
Materials                                     15.5
Information Technology                        14.5
Consumer Staples                              12.9
Health Care                                    6.4
Utilities                                      5.8
Real Estate                                    1.8
Financials                                     1.2
Telecommunication Services                     0.9
Energy                                         0.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NSK Ltd.                                       2.5%
Tosoh Corp.                                    2.4
Brother Industries Ltd.                        2.1
Hitachi Metals Ltd.                            2.1
Mitsubishi Materials Corp.                     2.0
Mitsubishi Motors Corp.                        2.0
Mazda Motor Corp.                              1.9
Toyota Industries Corp.                        1.9
Sumitomo Rubber Industries Ltd.                1.9
SCREEN Holdings Co., Ltd.                      1.8
                                             ------
    Total                                     20.6%
                                             ======

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
                  Japan               Defined Japan                S&P Japan                 MSCI Japan
             AlphaDEX(R) Fund             Index                    BMI Index                   Index
4/18/11          $10,000                 $10,000                    $10,000                   $10,000
6/30/11           10,724                  10,567                     10,350                    10,315
12/31/11           9,534                   9,452                      9,395                     9,278
6/30/12            9,270                   9,136                      9,671                     9,569
12/31/12           9,096                   9,016                     10,102                    10,037
6/30/13           10,707                  10,698                     11,682                    11,698
12/31/13          11,885                  11,972                     12,780                    12,764
6/30/14           12,385                  12,469                     12,992                    12,851
12/31/14          11,740                  11,993                     12,354                    12,251
6/30/15           13,208                  13,389                     14,017                    13,920
12/31/15          12,413                  12,767                     13,626                    13,424
6/30/16           12,109                  12,113                     13,071                    12,675
12/31/16          12,775                  13,120                     14,085                    13,742

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12          113               30              8               1
1/1/13 - 12/31/13           71               70             40               9
1/1/14 - 12/31/14           84               54              4               3
1/1/15 - 12/31/15           96               29              9               1
1/1/16 - 12/31/16           61               28             10               2
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           79               17              2               0
1/1/13 - 12/31/13           37               19              4               2
1/1/14 - 12/31/14           69               32              5               1
1/1/15 - 12/31/15           83               30              3               1
1/1/16 - 12/31/16           88               48             12               3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

The First Trust South Korea AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) South Korea Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FKO." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ South Korea Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                          -2.74%           0.35%        -4.12%         1.77%       -21.34%
Market Price                                                 -2.45%           0.31%        -4.18%         1.57%       -21.62%

INDEX PERFORMANCE
Defined South Korea Index(1)                                 -3.53%           1.20%        -3.25%         6.16%       -17.19%
NASDAQ AlphaDEX(R) South Korea Index(2)                      -2.81%            N/A           N/A           N/A           N/A
NASDAQ South Korea Index(2)                                   5.24%            N/A           N/A           N/A           N/A
S&P South Korea BMI Index                                     3.52%           2.40%        -1.26%        12.58%        -6.98%
MSCI South Korea Index                                        8.75%           2.59%        -1.52%        13.64%        -8.36%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined South Korea Index was replaced with the NASDAQ AlphaDEX(R) South Korea Index effective July 14, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -2.74% during the 12-month period covered by this report. During the same period, the MSCI South Korea Index ("benchmark") generated a return of 8.75%. Exposure to the South Korean won over the period covered in this report, contributed -3.82% to the Fund's return. The Fund's holdings among the Information Technology sector created 2.3% of performance as the sector had a good 23.9% local return and was given an average 12.0% allocation. The Consumer Staples sector, on the other hand, produced -4.5% of performance within the Fund due to the sectors 13.7% allocation and -19.3% local return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance was the Fund's 25.2% lower allocation to the well performing Information Technology sector. The benchmark, being market cap-weighted, allocated 20.6% more to Samsung Electronics Co. over the period. Samsung had a 44.7% local return which resulted in -5.5% of drag on the Fund. The Fund reversed 0.7% of relative underperformance within the Financial sector as the Fund outperformed the benchmark by 8.6%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        17.4%
Consumer Staples                              15.0
Information Technology                        13.4
Industrials                                   12.6
Materials                                     12.1
Financials                                    11.0
Utilities                                      5.7
Telecommunication Services                     4.9
Health Care                                    4.1
Energy                                         3.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
SK Hynix, Inc.                                 4.6%
Hyundai Steel Co.                              4.2
SK Holdings Co., Ltd.                          3.8
Hyundai Motor Co.                              3.6
Lotte Chemical Corp.                           3.5
Samsung Electronics Co., Ltd.                  3.4
Korea Gas Corp.                                3.3
LG Display Co., Ltd.                           3.2
GS Holdings Corp.                              3.1
GS Retail Co., Ltd.                            2.9
                                             ------
    Total                                     35.6%
                                             ======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
               South Korea             Defined South            S&P South Korea                 MSCI South
             AlphaDEX(R) Fund           Korea Index                BMI Index                   Korea Index
4/18/11          $10,000                  $10,000                   $10,000                      $10,000
6/30/11           10,266                   10,241                     9,969                        9,922
12/31/11           7,729                    7,800                     8,262                        8,064
6/30/12            7,704                    7,694                     8,614                        8,488
12/31/12           9,067                    9,119                     9,907                        9,772
6/30/13            7,844                    8,022                     8,749                        8,498
12/31/13           9,660                    9,921                    10,309                       10,158
6/30/14            9,680                    9,993                    10,785                       10,569
12/31/14           8,347                    8,716                     9,361                        9,027
6/30/15            9,200                    9,643                     9,978                        9,064
12/31/15           8,087                    8,585                     8,984                        8,426
6/30/16            8,329                    8,703                     9,352                        8,749
12/31/16           7,866                    8,282                     9,300                        9,164

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           51               71             13               6
1/1/13 - 12/31/13           86               72             13               7
1/1/14 - 12/31/14           78               23              2               0
1/1/15 - 12/31/15           27               18              2              18
1/1/16 - 12/31/16           49               28              7               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           57               36             16               0
1/1/13 - 12/31/13           53               21              0               0
1/1/14 - 12/31/14          104               36              9               0
1/1/15 - 12/31/15           57               66             40              24
1/1/16 - 12/31/16           72               64             23               8

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

The First Trust Developed Markets ex-US AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Developed Markets Ex-US Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FDT." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                           3.55%           6.30%         1.25%        35.73%         7.33%
Market Price                                                  3.44%           5.90%         1.21%        33.20%         7.10%

INDEX PERFORMANCE
Defined Developed Markets Ex-US Index(1)                      3.60%           7.10%         2.06%        40.92%        12.31%
NASDAQ AlphaDEX(R) Developed Markets Ex-US Index(2)           3.86%            N/A           N/A           N/A           N/A
NASDAQ Developed Markets Ex-US Index(2)                       3.03%            N/A           N/A           N/A           N/A
S&P Developed Markets Ex-US BMI Index                         2.95%           6.48%         2.64%        36.85%        16.00%
MSCI World ex USA Index                                       2.75%           6.07%         2.44%        34.29%        14.75%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Developed Markets Ex-US Index was replaced with the NASDAQ AlphaDEX(R) Developed Markets Ex-US Index effective October 13, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.55% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index ("benchmark") generated a return of 2.75%. The total currency effect to the Fund over the period covered in this report totaled -1.8%. The Fund's holdings in Japanese securities were the heaviest-weighted and top-contributing securities over the period with a 28.4% weighting and 2.7% contribution stemming from its 7.3% local return. The top-returning country in the Fund was Portugal with a 36.2% local return. This country's contribution to the Fund's return was limited due to the country's low allocation of 0.4%. Within the Fund, Chinese securities were the worst-performing securities over the period with a -28.9% local return, whereas United Kingdom securities were the worst-contributing securities with a -1.5% contribution due to its higher 10.6% allocation and the British pound depreciating relative to the U.S. dollar by -14.8%. On a relative basis, the Fund outperformed the benchmark. The Fund created 2.2% of relative outperformance due to the Fund over allocating the benchmark by 6.8% and outperforming the benchmark by 7.9% within Japanese securities. The Fund's holdings within the United Kingdom and South Korea each reversed -1.3% of relative outperformance due to the Fund underperforming the benchmark amongst these two countries.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     23.0%
Consumer Discretionary                        20.9
Industrials                                   17.6
Real Estate                                   12.3
Information Technology                         9.5
Financials                                     4.2
Utilities                                      3.9
Consumer Staples                               2.9
Energy                                         2.1
Health Care                                    1.9
Telecommunication Services                     1.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
K+S AG                                         0.7%
Stora Enso OYJ, Class R                        0.7
Mitsubishi Gas Chemical Co., Inc.              0.7
Yara International ASA                         0.7
Ashtead Group PLC                              0.7
BlueScope Steel Ltd.                           0.6
Lotte Chemical Corp.                           0.6
South32 Ltd.                                   0.6
Haseko Corp.                                   0.6
Sumitomo Heavy Industries Ltd.                 0.6
                                             ------
    Total                                      6.5%
                                             ======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
            Developed Markets                                       S&P Developed
                  ex-US                 Defined Developed           Markets Ex-US               MSCI World
             AlphaDEX(R) Fund          Markets Ex-US Index            BMI Index                ex USA Index
4/18/11          $10,000                     $10,000                   $10,000                   $10,000
6/30/11           10,218                      10,215                    10,173                    10,192
12/31/11           7,908                       7,970                     8,476                     8,545
6/30/12            7,951                       7,996                     8,701                     8,753
12/31/12           9,249                       9,315                     9,900                     9,948
6/30/13            9,465                       9,622                    10,160                    10,247
12/31/13          10,951                      11,233                    11,966                    12,039
6/30/14           11,442                      11,755                    12,652                    12,689
12/31/14          10,297                      10,704                    11,453                    11,519
6/30/15           11,172                      11,568                    12,049                    12,019
12/31/15          10,366                      10,842                    11,267                    11,169
6/30/16           10,164                      10,573                    11,000                    10,836
12/31/16          10,733                      11,233                    11,600                    11,476

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12          133               59             12               0
1/1/13 - 12/31/13          132               77              5               0
1/1/14 - 12/31/14          103               59              3               0
1/1/15 - 12/31/15          132               45              2               0
1/1/16 - 12/31/16           99               15              1               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           40                6              0               0
1/1/13 - 12/31/13           30                8              0               0
1/1/14 - 12/31/14           70               17              0               0
1/1/15 - 12/31/15           61               11              1               0
1/1/16 - 12/31/16          109               26              2               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

The First Trust Emerging Markets AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Emerging Markets Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FEM." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (4/18/11)       Ended       (4/18/11)
                                                             12/31/16       12/31/16     to 12/31/16    12/31/16     to 12/31/16
FUND PERFORMANCE
NAV                                                          15.86%           1.16%        -3.56%         5.93%       -18.67%
Market Price                                                 16.13%           0.77%        -3.66%         3.92%       -19.14%

INDEX PERFORMANCE
Defined Emerging Markets Index(1)                            21.79%           3.32%        -1.64%        17.72%        -9.01%
NASDAQ AlphaDEX(R) Emerging Markets Index(2)                 16.59%            N/A           N/A           N/A           N/A
NASDAQ Emerging Markets Index(2)                             12.76%            N/A           N/A           N/A           N/A
S&P Emerging BMI Index                                       10.95%           2.30%        -2.13%        12.02%       -11.56%
MSCI Emerging Markets Index                                  11.19%           1.28%        -2.67%         6.55%       -14.31%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Emerging Markets Index was replaced with the NASDAQ AlphaDEX(R) Emerging Markets Index effective October 13, 2015. The new Index is substantially similar to the old index.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 15.86% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("benchmark") generated a return of 11.19%. The total currency effect to the Fund over the period covered in this report totaled 2.4%. Brazilian securities led all others in the Fund with a 9.7% contribution and 71.5% total return, being aided by the Brazilian real's 23.3% appreciation relative to the U.S. dollar. Chinese securities were the worst contributors to the Fund's return with a -0.7% contribution, stemming from the country's -28.7% local return and 1.5% allocation. On a relative basis, the Fund outperformed the benchmark. The Fund's higher allocation to Brazilian securities created 3.8% of outperformance and another 1.1% of outperformance was generated by the Fund having a 4.6% higher return among Brazilian securities. The Fund's holdings in Russian securities generated 4.0% of relative outperformance by over allocating the benchmark this second highest returning country (70.8% local return). The Fund underperformed amongst South African securities, relative to the benchmark, creating -1.7% of drag.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    15.7%
Energy                                        14.8
Materials                                     13.7
Utilities                                     13.2
Consumer Discretionary                         9.4
Industrials                                    9.0
Information Technology                         7.5
Real Estate                                    6.7
Telecommunication Services                     4.7
Consumer Staples                               4.4
Health Care                                    0.9
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Transneft PJSC (Preference Shares)             1.6%
Fibria Celulose S.A.                           1.5
Tatneft PJSC                                   1.5
Suzano Papel e Celulose S.A. (Preference
   Shares)                                     1.5
Banco Santander Brasil S.A.                    1.5
Inter Rao Ues PJSC                             1.4
RusHydro PJSC                                  1.3
Gazprom PJSC                                   1.3
Federal Grid Co. Unified Energy System
   PJSC                                        1.3
Lukoil PJSC                                    1.3
                                             ------
    Total                                     14.2%
                                             ======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    APRIL 18, 2011 - DECEMBER 31, 2016

               First Trust
             Emerging Markets           Defined Emerging            S&P Emerging             MSCI Emerging
             AlphaDEX(R) Fund            Markets Index               BMI Index               Markets Index
4/18/11          $10,000                    $10,000                   $10,000                   $10,000
6/30/11            9,787                      9,770                     9,888                     9,945
12/31/11           7,678                      7,729                     7,895                     8,042
6/30/12            8,052                      8,125                     8,253                     8,358
12/31/12           9,293                      9,427                     9,355                     9,507
6/30/13            8,423                      8,651                     8,636                     8,597
12/31/13           8,981                      9,251                     9,213                     9,259
6/30/14            9,280                      9,606                     9,887                     9,828
12/31/14           8,079                      8,457                     9,247                     9,057
6/30/15            8,741                      9,150                     9,585                     9,324
12/31/15           7,020                      7,472                     7,973                     7,705
6/30/16            7,547                      8,233                     8,449                     8,199
12/31/16           8,134                      9,100                     8,846                     8,567

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12          105               72             14               1
1/1/13 - 12/31/13          100               60             12               1
1/1/14 - 12/31/14           95               57              4               0
1/1/15 - 12/31/15           34               12              4               0
1/1/16 - 12/31/16           93               46              8               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
1/1/12 - 12/31/12           47               10              1               0
1/1/13 - 12/31/13           50               24              5               0
1/1/14 - 12/31/14           61               33              2               0
1/1/15 - 12/31/15           98               88             16               0
1/1/16 - 12/31/16           69               27              8               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

The First Trust Germany AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Germany Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FGM." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16         to 12/31/16          to 12/31/16
FUND PERFORMANCE
NAV                                                                           1.67%               5.72%             31.19%
Market Price                                                                  2.15%               5.70%             31.05%

INDEX PERFORMANCE
Defined Germany Index(1)                                                       N/A                 N/A                N/A
NASDAQ AlphaDEX(R) Germany Index(2)                                           1.85%                N/A                N/A
NASDAQ Germany Index(2)                                                       2.38%                N/A                N/A
S&P Germany BMI Index                                                         2.80%               6.62%             36.72%
MSCI Germany Index                                                            2.75%               6.29%             34.63%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Germany Index was replaced with the NASDAQ AlphaDEX(R) Germany Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.67% during the 12-month period covered by this report. During the same period, MSCI Germany Index ("benchmark") generated a return of 2.75%. Exposure to the euro over the period covered in this report contributed -3.0% to the Fund's return. The Fund's holdings among the Consumer Discretionary sector created 1.6% of performance as the sector had a 7.9% local return and was given a high average 22.7% allocation. The Financials sector was given an average 13.0% allocation over the period and contributed -2.1% to the Fund's return, as the sector had a -10.5% local return. The Consumer Staples sector was the top-performing sector in the Fund over the period with 23.1% local return, but had a limited 0.4% contribution as the sector was given a low 3.6% allocation. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a -16.1% lower return amongst the Materials sector. The Consumer Discretionary sector reversed 1.7% of underperformance as the Fund had a 7.4% higher return and 3.0% higher allocation to the relatively well performing sector.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        24.5%
Industrials                                   16.8
Materials                                     15.7
Health Care                                   14.8
Real Estate                                    9.3
Consumer Staples                               5.7
Financials                                     4.5
Information Technology                         4.4
Telecommunication Services                     2.5
Utilities                                      1.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Bayerische Motoren Werke AG                    5.0%
K+S AG                                         4.6
adidas AG                                      4.4
Deutsche Lufthansa AG                          4.3
HOCHTIEF AG                                    4.3
OSRAM Licht AG                                 4.0
Daimler AG                                     3.9
Hella KGaA Hueck & Co.                         3.7
Deutsche Wohnen AG                             3.6
Carl Zeiss Meditec AG                          3.6
                                             ------
    Total                                     41.4%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
                 Germany                S&P Germany               MSCI Germany
             AlphaDEX(R) Fund            BMI Index                   Index
2/14/12          $10,000                  $10,000                   $10,000
6/30/12            9,157                    9,197                     9,174
12/31/12          11,309                   11,304                    11,342
6/30/13           11,312                   11,668                    11,670
12/31/13          14,319                   14,857                    14,900
6/30/14           14,701                   15,141                    15,095
12/31/14          12,659                   13,389                    13,358
6/30/15           13,359                   13,738                    13,656
12/31/15          12,903                   13,298                    13,106
6/30/16           12,482                   12,317                    12,065
12/31/16          13,117                   13,669                    13,466

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         116               45              4               1
1/1/13 - 12/31/13          163               35              2               0
1/1/14 - 12/31/14          130                9              0               0
1/1/15 - 12/31/15          137               13              4               0
1/1/16 - 12/31/16           80               10              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          45                8              1               0
1/1/13 - 12/31/13           49                3              0               0
1/1/14 - 12/31/14          106                7              0               0
1/1/15 - 12/31/15           88               10              0               0
1/1/16 - 12/31/16          150               11              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

The First Trust Canada AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Canada Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FCAN." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Canada Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16         to 12/31/16          to 12/31/16
FUND PERFORMANCE
NAV                                                                           8.94%             -3.70%              -16.79%
Market Price                                                                  9.09%             -3.69%              -16.75%

INDEX PERFORMANCE
Defined Canada Index(1)                                                        N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Canada Index(2)                                           10.23%               N/A                  N/A
NASDAQ Canada Index(2)                                                       25.18%               N/A                  N/A
S&P Canada BMI Index                                                         25.22%              0.31%                1.53%
MSCI Canada Index                                                            24.56%              0.97%                4.85%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Canada Index was replaced with the NASDAQ AlphaDEX(R) Canada Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 8.94% during the 12-month period covered by this report. During the same period, the MSCI Canada Index ("benchmark") generated a return of 24.56%. Exposure to the Canadian dollar over the period covered in this report contributed 4.22% to the Fund's return. The Fund's holdings among the Energy sector created 2.5% of performance as the sector had a 32.8% local return and was given an average 12.8% allocation. Even though the Health Care sector was given a small average 1.3% allocation over the period, these securities generated -1.3% of return to the Fund due to the securities -44.3% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a -38.1% lower return among the Materials sector. The Financials sector created 2.3% of outperformance due to the Fund having a 25.8% lower allocation to the average performing sector.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     23.7%
Financials                                    18.7
Consumer Discretionary                        13.3
Industrials                                   12.7
Energy                                        12.3
Utilities                                      5.6
Consumer Staples                               5.5
Real Estate                                    3.9
Telecommunication Services                     2.5
Health Care                                    1.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Teck Resources Ltd., Class B                   6.5%
Magna International, Inc.                      5.3
Cenovus Energy, Inc.                           4.7
SNC-Lavalin Group, Inc.                        4.4
Seven Generations Energy Ltd., Class A         4.2
Turquoise Hill Resources Ltd.                  4.1
Canadian Apartment Properties                  3.9
Potash Corp. of Saskatchewan, Inc.             3.8
Shaw Communications, Inc.                      3.6
IGM Financial, Inc.                            3.6
                                             ------
    Total                                     44.1%
                                             ======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
                  Canada                 S&P Canada               MSCI Canada
             AlphaDEX(R) Fund            BMI Index                   Index
2/14/12          $10,000                  $10,000                   $10,000
6/30/12            9,358                    9,194                     9,312
12/31/12          10,726                   10,213                    10,351
6/30/13           11,210                    9,499                     9,662
12/31/13          12,415                   10,752                    10,934
6/30/14           13,402                   12,091                    12,201
12/31/14          11,067                   10,743                    11,098
6/30/15           10,414                   10,033                    10,331
12/31/15           7,639                    8,109                     8,417
6/30/16            8,320                    9,505                     9,685
12/31/16           8,322                   10,154                    10,485

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         150               13             27               1
1/1/13 - 12/31/13          187               12              0               0
1/1/14 - 12/31/14          159                4              0               0
1/1/15 - 12/31/15           94                0              0               0
1/1/16 - 12/31/16           67                0              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          28                1              0               0
1/1/13 - 12/31/13           50                3              0               0
1/1/14 - 12/31/14           88                0              1               0
1/1/15 - 12/31/15          156                1              1               0
1/1/16 - 12/31/16          184                1              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

The First Trust Australia AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Australia Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAUS." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Australia Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16         to 12/31/16          to 12/31/16
FUND PERFORMANCE
NAV                                                                          12.80%             3.82%               20.09%
Market Price                                                                 11.18%             3.66%               19.16%

INDEX PERFORMANCE
Defined Australia Index(1)                                                     N/A               N/A                  N/A
NASDAQ AlphaDEX(R) Australia Index(2)                                        13.39%              N/A                  N/A
NASDAQ Australia Index(2)                                                    10.73%              N/A                  N/A
S&P Australia BMI Index                                                      11.38%             1.73%                8.72%
MSCI Australia Index                                                         11.45%             2.63%               13.51%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Australia Index was replaced with the NASDAQ AlphaDEX(R) Australia Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.8% during the 12-month period covered by this report. During the same period, the MSCI Australia Index ("benchmark") generated a return of 11.45%. Exposure to the Australian dollar over the period covered in this report contributed -0.16% to the Fund's return. The Fund's holdings among the Materials sector created 6.8% of performance as the sector had a good 67.7% local return and was given a high average 15.8% allocation. The Telecommunication Services sector on the other hand, produced -2.0% of performance within the Fund due to the sector's 2.5% allocation and low -26.8% local return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund having a 23.1% higher return among the Materials sector. The Telecommunication Services sector created -1.0% of relative underperformance due to the Fund having a -14.4% lower return than the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                   29.2%
Materials                                     18.1
Health Care                                   10.1
Financials                                     9.8
Industrials                                    9.1
Consumer Discretionary                         9.1
Utilities                                      5.9
Telecommunication Services                     3.3
Energy                                         2.7
Consumer Staples                               2.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Fortescue Metals Group Ltd.                    6.7%
Aristocrat Leisure Ltd.                        4.5
Dexus Property Group                           4.2
Mirvac Group                                   4.2
Cochlear Ltd.                                  4.0
Goodman Group                                  4.0
Stockland                                      3.9
Medibank Pvt Ltd.                              3.8
Qantas Airways Ltd.                            3.7
AGL Energy Ltd.                                3.6
                                             ------
    Total                                     42.6%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
                Australia               S&P Australia             MSCI Australia
             AlphaDEX(R) Fund             BMI Index                   Index
2/14/12          $10,000                   $10,000                   $10,000
6/30/12            9,414                     9,377                     9,525
12/31/12          10,959                    10,991                    11,242
6/30/13           10,075                    10,112                    10,553
12/31/13          10,893                    11,244                    11,711
6/30/14           12,109                    12,203                    12,749
12/31/14          11,053                    10,737                    11,312
6/30/15           11,299                    10,367                    10,941
12/31/15          10,646                     9,762                    10,186
6/30/16           11,771                    10,083                    10,448
12/31/16          12,009                    10,872                    11,353

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          94               73              9               2
1/1/13 - 12/31/13          108               66              4               0
1/1/14 - 12/31/14          131               15              0               0
1/1/15 - 12/31/15          104               20              3               4
1/1/16 - 12/31/16           67               90             30              10
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          34                8              0               0
1/1/13 - 12/31/13           62               12              0               0
1/1/14 - 12/31/14           96                9              1               0
1/1/15 - 12/31/15           99               21              0               1
1/1/16 - 12/31/16           21               22             10               2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

The First Trust United Kingdom AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) United Kingdom Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FKU." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                         -16.08%              4.68%               24.97%
Market Price                                                                -16.28%              4.57%               24.35%

INDEX PERFORMANCE
Defined United Kingdom Index(1)                                                N/A                N/A                  N/A
NASDAQ AlphaDEX(R) United Kingdom Index(2)                                  -14.91%               N/A                  N/A
NASDAQ United Kingdom Index(2)                                               -2.12%               N/A                  N/A
S&P United Kingdom BMI Index                                                 -1.84%              3.73%               19.58%
MSCI United Kingdom Index                                                    -0.10%              2.68%               13.78%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined United Kingdom Index was replaced with the NASDAQ AlphaDEX(R) United Kingdom Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -16.08% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index ("benchmark") generated a return of -0.10%. Exposure to the British pound over the period covered in this report contributed -14.6% to the Fund's return. The Fund's holdings among the Energy sector created 0.6% of performance as the sector had a good 52.8% local return. This sector's contribution was limited due to the Fund's lower allocation of 3.1% to Energy securities. The Financials sector was given a high 28.6% allocation and contributed -6.2% to the Fund's return, as the sector had a -3.6% local return (-19.3% total return). On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a 7.5% greater allocation to the poor-performing Financials sector, creating -4.0% of drag. The Telecommunication Services sector reversed 1.1% of underperformance as the Fund had a 4.8% lower allocation to the poor-performing sector (-22.1% local return).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        25.9%
Real Estate                                   18.5
Industrials                                   17.5
Consumer Staples                               8.9
Materials                                      8.6
Financials                                     7.5
Health Care                                    5.8
Energy                                         3.4
Information Technology                         2.5
Telecommunication Services                     0.7
Utilities                                      0.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
JD Sports Fashion PLC                          2.8%
3i Group PLC                                   2.6
NMC Health PLC                                 2.5
Segro PLC                                      2.3
RPC Group PLC                                  2.2
Great Portland Estates PLC                     2.2
Hammerson PLC                                  2.2
Derwent London PLC                             2.2
Compass Group PLC                              2.2
Bellway PLC                                    2.2
                                             ------
    Total                                     23.4%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
              United Kingdom            S&P United Kingdom          MSCI United
             AlphaDEX(R) Fund               BMI Index              Kingdom Index
2/14/12          $10,000                     $10,000                  $10,000
6/30/12            9,737                       9,718                    9,678
12/31/12          11,617                      10,945                   10,792
6/30/13           11,954                      11,108                   10,821
12/31/13          14,890                      13,511                   13,022
6/30/14           15,136                      14,168                   13,695
12/31/14          14,216                      12,835                   12,320
6/30/15           15,797                      13,310                   12,566
12/31/15          14,890                      12,180                   11,389
6/30/16           12,467                      11,586                   11,042
12/31/16          12,494                      11,956                   11,379

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          87              100             21               1
1/1/13 - 12/31/13           96              125             14               0
1/1/14 - 12/31/14          118              102              5               0
1/1/15 - 12/31/15          115               58              4               0
1/1/16 - 12/31/16          111               11              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12           9                2              0               0
1/1/13 - 12/31/13           17                0              0               0
1/1/14 - 12/31/14           25                2              0               0
1/1/15 - 12/31/15           66                9              0               0
1/1/16 - 12/31/16          121                9              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

The First Trust Taiwan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Taiwan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FTW." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Taiwan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                          10.31%              3.05%               15.78%
Market Price                                                                  9.92%              2.82%               14.52%

INDEX PERFORMANCE
Defined Taiwan Index(1)                                                        N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Taiwan Index(2)                                           11.15%               N/A                  N/A
NASDAQ Taiwan Index(2)                                                       17.28%               N/A                  N/A
S&P Taiwan BMI Index                                                         15.07%              4.19%               22.15%
MSCI Taiwan Index                                                            18.54%              5.40%               29.21%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Taiwan Index was replaced with the NASDAQ AlphaDEX(R) Taiwan Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.31% during the 12-month period covered by this report. During the same period, the MSCI Taiwan Index ("benchmark") generated a return of 18.54%. Exposure to the Taiwanese dollar over the period covered in this report contributed 2.0% to the Fund's return. The Fund's holdings among the Information Technology sector created 8.3% of performance as the sector had a good 12.5% local return and was given a high average 51.9% allocation. The Industrials sector was given a 4.6% allocation and contributed -0.5% to the Fund's return, as the sector had a -10.9% local return. The Materials sector was the top-performing sector in the Fund over the period with 19.9% local return, but had a limited 2.8% contribution as the sector was given a relatively low 9.7% allocation. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a -9.1% lower return amongst the Information Technology sector. The Energy sector reversed 0.5% of underperformance as the Fund did not have any exposure to the -50.4% returning sector over the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        55.1%
Financials                                    18.2
Consumer Staples                               7.2
Telecommunication Services                     6.6
Consumer Discretionary                         4.5
Materials                                      4.3
Industrials                                    4.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Foxconn Technology Co., Ltd.                   4.6%
Lite-On Technology Corp.                       4.5
Far Eastern New Century Corp.                  4.1
Quanta Computer, Inc.                          4.0
Catcher Technology Co., Ltd.                   3.8
President Chain Store Corp.                    3.7
Pegatron Corp.                                 3.7
United Microelectronics Corp.                  3.7
Hon Hai Precision Industry Co., Ltd.           3.7
Innolux Corp.                                  3.5
                                             ------
    Total                                     39.3%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
                  Taiwan                S&P Taiwan                MSCI Taiwan
             AlphaDEX(R) Fund           BMI Index                    Index
2/14/12          410,000                 $10,000                    $10,000
6/30/12            9,263                   9,129                      9,195
12/31/12          10,070                  10,158                     10,353
6/30/13           10,323                  10,365                     10,496
12/31/13          11,057                  11,406                     11,291
6/30/14           13,180                  12,591                     12,591
12/31/14          12,731                  11,999                     12,348
6/30/15           13,322                  12,453                     12,967
12/31/15          10,495                  10,616                     10,901
6/30/16           11,081                  11,298                     11,825
12/31/16          11,577                  12,217                     12,921

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          70               74             30               1
1/1/13 - 12/31/13           75               45             12               2
1/1/14 - 12/31/14           88               27              3               0
1/1/15 - 12/31/15           51               23              2               1
1/1/16 - 12/31/16           56               17             10               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          36                8              0               1
1/1/13 - 12/31/13           78               33              6               1
1/1/14 - 12/31/14           87               37              7               3
1/1/15 - 12/31/15           73               76             23               3
1/1/16 - 12/31/16           77               63             25               3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

The First Trust Hong Kong AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Hong Kong Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FHK." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Hong Kong Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                           0.54%              4.58%               24.42%
Market Price                                                                  0.35%              4.40%               23.35%

INDEX PERFORMANCE
Defined Hong Kong Index(1)                                                     N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Hong Kong Index(2)                                         0.91%               N/A                  N/A
NASDAQ Hong Kong Index(2)                                                    -0.06%               N/A                  N/A
S&P Hong Kong BMI Index                                                      -0.19%              4.31%               22.85%
MSCI Hong Kong Index                                                          2.27%              6.21%               34.15%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Hong Kong Index was replaced with the NASDAQ AlphaDEX(R) Hong Kong Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 0.54% during the 12-month period covered by this report. During the same period, the MSCI Hong Kong Index ("benchmark") generated a return of 2.27%. Exposure to the Hong Kong dollar over the period covered in this report contributed 0.06% to the Fund's return. The Fund's holdings among the Financials sector created 2.5% of performance as the sector had a 6.8% local return and was given a high average 55.4% allocation. The Consumer Discretionary sector was given an average 14.0% allocation over the period and contributed -1.4% to the Fund's return, as the sector had a -10.8% local return. The Materials sector was the top-performing sector in the Fund over the period with 61.6% local return, but had a limited 1.5% contribution as the sector was given a low 4.3% allocation. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a -28.9% lower return amongst the Consumer Discretionary sector. The Financials sector reversed 1.4% of underperformance as the Fund had a 4.5% higher return amongst Financials securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                   50.0%
Consumer Discretionary                        18.7
Industrials                                    9.8
Materials                                      7.3
Consumer Staples                               4.4
Utilities                                      3.7
Telecommunication Services                     2.7
Financials                                     2.4
Information Technology                         1.0
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Xinyi Glass Holdings Ltd.                      4.6%
Kerry Properties Ltd.                          4.6
Fullshare Holdings Ltd.                        4.3
Lee & Man Paper Manufacturing Ltd.             4.3
New World Development Co., Ltd.                4.3
Link REIT                                      4.0
Wheelock & Co., Ltd.                           4.0
Great Eagle Holdings Ltd.                      3.9
Henderson Land Development Co., Ltd.           3.9
Yue Yuen Industrial Holdings Ltd.              3.8
                                             ------
    Total                                     41.7%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
                Hong Kong              S&P Hong Kong                MSCI Hong
             AlphaDEX(R) Fund            BMI Index                  Kong Index
2/14/12          $10,000                  $10,000                    $10,000
6/30/12            9,573                    9,375                      9,502
12/31/12          11,759                   11,132                     11,299
6/30/13           11,586                   11,006                     11,154
12/31/13          13,455                   12,316                     12,553
6/30/14           13,520                   12,830                     13,133
12/31/14          13,674                   12,666                     13,191
6/30/15           14,452                   14,082                     14,761
12/31/15          12,374                   12,308                     13,120
6/30/16           12,248                   12,050                     13,170
12/31/16          12,442                   12,284                     13,418

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          64               70             31               1
1/1/13 - 12/31/13           94               56             14               2
1/1/14 - 12/31/14           76               81             24               1
1/1/15 - 12/31/15           72               67             12               2
1/1/16 - 12/31/16           48                4              1               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          43               11              0               0
1/1/13 - 12/31/13           51               31              3               1
1/1/14 - 12/31/14           45               19              6               0
1/1/15 - 12/31/15           47               35             16               1
1/1/16 - 12/31/16           95               87             15               2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

The First Trust Switzerland AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Switzerland Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FSZ." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/14/12) Inception (2/14/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                           4.21%              8.50%               48.84%
Market Price                                                                  4.08%              8.47%               48.66%

INDEX PERFORMANCE
Defined Switzerland Index(1)                                                   N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Switzerland Index(2)                                       4.16%               N/A                  N/A
NASDAQ Switzerland Index(2)                                                  -4.58%               N/A                  N/A
S&P Switzerland BMI Index                                                    -3.65%              7.53%               42.49%
MSCI Switzerland Index                                                       -4.87%              6.74%               37.47%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Switzerland Index was replaced with the NASDAQ AlphaDEX(R) Switzerland Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 4.21% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index ("benchmark") generated a return of -4.87%. Exposure to the Swiss franc over the period covered in this report contributed -1.7% to the Fund's return. The Fund's holdings among the Industrials sector created 2.4% of performance as the sector had an 11.1% local return and was given a high average 21.3% allocation. The Financials sector was given the highest allocation in the Fund over the period at 30.7% and contributed -1.11% to the Fund's return, as the sector had a 1.7% local return (the negative contribution is based off of the total return of the sector). The Information Technology sector was the top-performing sector in the Fund over the period with 64.9% local return, but had a limited 1.5% contribution as the sector was given a low 4.6% allocation. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund having a 17.2% higher return amongst the Health Care sector. The Energy sector reversed -0.24% of outperformance as the Fund had a 0.2% higher allocation to the -32.6% returning securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    27.1%
Industrials                                   21.8
Health Care                                   17.2
Consumer Staples                               9.4
Materials                                      8.7
Consumer Discretionary                         7.7
Telecommunication Services                     2.9
Real Estate                                    2.8
Information Technology                         2.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Swiss Life Holding AG                          4.8%
Swiss Re AG                                    4.2
Swatch Group (The) AG                          4.2
Actelion Ltd.                                  4.0
Barry Callebaut AG                             3.9
Emmi AG                                        3.9
Straumann Holding AG                           3.9
Pargesa Holding S.A.                           3.9
UBS Group AG                                   3.8
Ypsomed Holding AG                             3.8
                                             ------
    Total                                     40.4%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2016

               First Trust
               Switzerland             S&P Switzerland            MSCI Switzerland
             AlphaDEX(R) Fund             BMI Index                    Index
2/14/12          $10,000                   $10,000                    $10,000
6/30/12            9,444                     9,760                      9,769
12/31/12          11,004                    11,338                     11,374
6/30/13           11,808                    12,563                     12,616
12/31/13          14,183                    14,458                     14,401
6/30/14           15,216                    15,495                     15,399
12/31/14          13,466                    14,585                     14,389
6/30/15           14,374                    15,511                     15,224
12/31/15          14,282                    14,790                     14,452
6/30/16           14,071                    14,371                     13,933
12/31/16          14,884                    14,249                     13,746

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         137               36              2               0
1/1/13 - 12/31/13          165               13              1               0
1/1/14 - 12/31/14          152               30              0               0
1/1/15 - 12/31/15          135               20              1               0
1/1/16 - 12/31/16           78                6              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          41                4              0               0
1/1/13 - 12/31/13           68                5              0               0
1/1/14 - 12/31/14           66                3              1               0
1/1/15 - 12/31/15           78               17              1               0
1/1/16 - 12/31/16          155               12              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

The First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Developed Markets Ex-US Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FDTS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/15/12) Inception (2/15/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                           2.96%              4.46%               23.72%
Market Price                                                                  2.43%              4.22%               22.34%

INDEX PERFORMANCE
Defined Developed Markets ex-US Small Cap Index(1)                             N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Developed Markets ex-US Small Cap Index(2)                 2.96%               N/A                  N/A
NASDAQ Developed Markets Ex-US Small Cap Index(2)                             6.33%               N/A                  N/A
S&P Developed Ex-US Small Cap Index                                           3.36%              7.11%               39.76%
MSCI World ex-US Small Cap Index                                              4.32%              6.80%               37.78%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Developed Markets ex-US Small Cap Index was replaced with the NASDAQ AlphaDEX(R) Developed Markets ex-US Small Cap Index effective July 14, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.96% during the 12-month period covered by this report. During the same period, the MSCI World ex-US Small Cap Index ("benchmark") generated a return of 4.32%. The total currency effect to the Fund over the period covered in this report totaled 0.5%. The Fund's holdings in Japanese securities were the heaviest-weighted securities over the period at 43.7%. The top-contributing country in the Fund was Canada with a 2.3% contribution, stemming from its 6.1% weighting and high 29.0% local return. The top-returning country in the Fund was Finland with a 39.3% local return. Spanish securities were the worst-performing securities in the Fund over the period with a 80.6% local return, while South Korean securities were the worst-contributing securities due to their high weighting of 10.5% and low local return of -7.7%. On a relative basis, the Fund underperformed the benchmark. The primary source of the underperformance was the Fund's holdings amongst Japanese securities, where the Fund allocated 21.2% more weighting than the benchmark and underperformed by -7.4%. A good 3.3% of underperformance was reversed amongst United Kingdom securities as the Fund outperformed the benchmark by 24.4%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)
(CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        23.7%
Industrials                                   23.2
Materials                                     17.6
Real Estate                                    9.9
Information Technology                         6.9
Financials                                     5.2
Consumer Staples                               4.7
Health Care                                    3.9
Energy                                         3.2
Utilities                                      1.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vedanta Resources PLC                          0.6%
Makino Milling Machine Co., Ltd.               0.6
Outokumpu OYJ                                  0.6
Shima Seiki Manufacturing Ltd.                 0.6
Tadano Ltd.                                    0.5
Shinmaywa Industries Ltd.                      0.5
Transcontinental, Inc., Class A                0.5
Korea Petro Chemical Ind. Co., Ltd.            0.5
Drax Group PLC                                 0.5
SK Gas Ltd.                                    0.5
                                             ------
    Total                                      5.4%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 15, 2012 - DECEMBER 31, 2016

               First Trust
            Developed Markets            S&P Developed
             ex-US Small Cap             Markets Ex-US            MSCI World ex-US
             AlphaDEX(R) Fund           Small Cap Index           Small Cap Index
2/15/12          $10,000                    $10,000                   $10,000
6/30/12            8,976                      9,318                     9,258
12/31/12          10,352                     10,604                    10,538
6/30/13           10,509                     11,001                    10,907
12/31/13          12,686                     13,315                    13,231
6/30/14           13,310                     14,242                    14,129
12/31/14          11,372                     12,814                    12,523
6/30/15           12,701                     13,963                    13,570
12/31/15          12,014                     13,525                    13,206
6/30/16           11,787                     13,379                    13,115
12/31/16          12,370                     13,980                    13,776

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          35                9              4               0
1/1/13 - 12/31/13          104               38              2               0
1/1/14 - 12/31/14          107              105              4               1
1/1/15 - 12/31/15           42               23              7               7
1/1/16 - 12/31/16           16                1              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          82               84              2               3
1/1/13 - 12/31/13           77               30              1               0
1/1/14 - 12/31/14           29                5              1               0
1/1/15 - 12/31/15          125               44              3               1
1/1/16 - 12/31/16           58              137             38               2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

The First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Emerging Markets Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FEMS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL        CUMULATIVE
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/15/12) Inception (2/15/12)
                                                                            12/31/16          to 12/31/16         to 12/31/16
FUND PERFORMANCE
NAV                                                                          13.53%              2.76%               14.17%
Market Price                                                                 13.39%              2.56%               13.10%

INDEX PERFORMANCE
Defined Emerging Markets Small Cap Index(1)                                    N/A                N/A                  N/A
NASDAQ AlphaDEX(R) Emerging Markets Small Cap Index(2)                       15.43%               N/A                  N/A
NASDAQ Emerging Markets Small Cap Index(2)                                   12.10%               N/A                  N/A
S&P Emerging Small Cap BMI Index                                              7.80%              0.56%                2.77%
MSCI Emerging Markets Small Cap Index                                         2.28%              0.03%                0.13%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Defined Emerging Markets Small Cap Index was replaced with the NASDAQ AlphaDEX(R) Emerging Markets Small Cap Index effective October 13, 2015. The new Index is substantially similar to the old index. The old index was terminated September 30, 2016, so performance data does not exist for these time periods.

(2) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 13.53% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Small Cap Index ("benchmark") generated a return of 2.28%. The total currency effect to the Fund over the period covered in this report totaled 1.2%.The Fund's holdings in Taiwanese securities were the heaviest-weighted securities over the period at 24.4%. The top-contributing country in the Fund was Brazil with a 5.5% contribution, stemming from its 10.6% weighting and 60.6% local return. The top-returning country in the Fund was Indonesia with a 141.3% local return. Egyptian securities were the worst-performing securities in the Fund over the period with a -17.7% local return. On a relative basis, the Fund outperformed the benchmark. The Fund did not have any exposure to South Korean securities, which had a -16.5% local return in the benchmark and caused the Fund to generate 3.9% of outperformance. Brazilian securities also created 3.9% of outperformance as the Fund was given a 7.6% higher allocation to the 60.6% returning country. Turkish holdings reversed -0.7% of outperformance as the Fund had a 5.6% greater exposure to the Turkish Lira, which depreciated -20.7% against the U.S. dollar over the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        19.7%
Consumer Discretionary                        15.6
Real Estate                                   15.2
Industrials                                   14.8
Materials                                     11.4
Utilities                                      7.4
Financials                                     5.8
Consumer Staples                               3.7
Telecommunication Services                     3.2
Health Care                                    1.6
Energy                                         1.6
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Bank Jabar Banten                              1.8%
Magazine Luiza S.A.                            1.2
Aeroflot PJSC                                  1.2
LCY Chemical Corp.                             1.0
Soda Sanayii A.S.                              1.0
Ser Educacional S.A.                           0.9
Radiant Opto-Electronics Corp.                 0.9
Grand Pacific Petrochemical                    0.9
LPN Development PCL                            0.9
Ez Tec Empreendimentos e Participacoes S.A.    0.9
                                             ------
    Total                                     10.7%
                                             ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 15, 2012 - DECEMBER 31, 2016

               First Trust
             Emerging Markets                                     MSCI Emerging
                Small Cap                 S&P Emerging            Markets Small
             AlphaDEX(R) Fund           Small Cap Index             Cap Index
2/15/12          $10,000                    $10,000                  $10,000
6/30/12            8,991                      9,016                    9,037
12/31/12          11,556                     10,563                   10,297
6/30/13           11,559                     10,069                    9,928
12/31/13          12,209                     10,718                   10,404
6/30/14           12,898                     11,616                   11,338
12/31/14          11,613                     10,521                   10,509
6/30/15           12,280                     11,025                   11,376
12/31/15          10,059                      9,534                    9,789
6/30/16           10,984                      9,830                    9,924
12/31/16          11,420                     10,277                   10,012

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          94               83             12               0
1/1/13 - 12/31/13           66               86             44               3
1/1/14 - 12/31/14           71               69             21               0
1/1/15 - 12/31/15           40               20              1               0
1/1/16 - 12/31/16           63               81             40               1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          25                5              0               0
1/1/13 - 12/31/13           34               12              6               1
1/1/14 - 12/31/14           41               38             12               0
1/1/15 - 12/31/15           89               74             28               0
1/1/16 - 12/31/16           35               21             10               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

The First Trust Eurozone AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ AlphaDEX(R) Eurozone Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol "FEUZ." The Fund commenced trading on October 22, 2014.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended  Inception (10/21/14)  Inception (10/21/14)
                                                                           12/31/16         to 12/31/16           to 12/31/16
FUND PERFORMANCE
NAV                                                                          5.49%             4.64%                 10.46%
Market Price                                                                 5.70%             4.44%                  9.99%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Eurozone Index                                            5.86%             5.43%                 12.32%
NASDAQ Eurozone Index                                                        1.70%             1.32%                  2.92%
MSCI EMU Index                                                               1.34%             0.55%                  1.20%
--------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 42.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 5.49% during the 12-month period covered by this report. During the same period, the MSCI EMU Index ("benchmark") returned 1.34%. The total currency effect to the Fund over the period covered in this report totaled -3.2%. The Fund's holdings in German securities were the heaviest-weighted securities over the period at 28.0%. The top-contributing country in the Fund was France with a 2.9% contribution, stemming from its 25.6% weighting and 14.5% local return. The top-returning country in the Fund was Finland with a 23.9% local return. Finnish Industrials and Consumer Staples sectors in particular had good returns, each having roughly a 30.7% local return. Greek securities were the worst-performing and contributing securities over the period with a -3.7% local return and -0.2% contribution. On a relative basis, the Fund outperformed the benchmark. The Fund was more heavily allocated to Finnish names and had a 23.5% higher return, which led to 1.5% of relative outperformance. Some of the relative outperformance (-0.35%) was reversed by Netherlands and Greek securities. The Fund was underweight the Netherlands, which was a good-performing country. The Fund underperformed the benchmark within Greek names.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     19.9%
Consumer Discretionary                        18.1
Industrials                                   17.6
Financials                                    16.2
Utilities                                      7.3
Information Technology                         5.7
Health Care                                    4.0
Telecommunication Services                     3.6
Consumer Staples                               2.9
Real Estate                                    2.4
Energy                                         2.3
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
K+S AG                                         1.4%
Stora Enso OYJ, Class R                        1.3
ArcelorMittal                                  1.3
UPM-Kymmene OYJ                                1.3
Deutsche Lufthansa AG                          1.3
Bayerische Motoren Werke AG                    1.2
Renault S.A.                                   1.2
Peugeot S.A.                                   1.2
Saipem S.p.A                                   1.2
Arkema S.A.                                    1.2
                                             ------
    Total                                     12.6%
                                             ======

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  OCTOBER 21, 2014 - DECEMBER 31, 2016

               First Trust
                 Eurozone              NASDAQ AlphaDEX(R)               NASDAQ                  MSCI EMU
             AlphaDEX(R) Fund            Eurozone Index             Eurozone Index               Index
10/21/14         $10,000                    $10,000                    $10,000                  $10,000
12/31/14          10,114                     10,199                     10,120                   10,130
6/30/15           10,751                     10,819                     10,564                   10,524
12/31/15          10,473                     10,609                     10,120                    9,986
6/30/16            9,934                     10,001                      9,423                    9,261
12/31/16          11,048                     11,231                     10,293                   10,119

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 22, 2014 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
10/22/14 - 12/31/14         18               19              0               0
1/1/15 - 12/31/15           74                7              0               1
1/1/16 - 12/31/16           38                1              0               0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
10/22/14 - 12/31/14          8                4              0               0
1/1/15 - 12/31/15          130               36              4               0
1/1/16 - 12/31/16          159               49              5               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, First Trust Emerging Markets Small Cap AlphaDEX(R) Fund and First Trust Eurozone AlphaDEX(R) ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2016      DECEMBER 31, 2016       PERIOD            PERIOD (a)
FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)
Actual                                              $1,000.00           $  992.30             0.80%               $4.01
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)
Actual                                              $1,000.00           $1,077.30             0.80%               $4.18
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)
Actual                                              $1,000.00           $1,037.20             0.80%               $4.30
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)
Actual                                              $1,000.00           $1,108.00             0.80%               $4.24
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)
Actual                                              $1,000.00           $1,046.70             0.80%               $4.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)
Actual                                              $1,000.00           $1,055.00             0.80%               $4.13
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)
Actual                                              $1,000.00           $  944.40             0.80%               $3.91
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2016 (UNAUDITED)

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2016      DECEMBER 31, 2016       PERIOD            PERIOD (a)
FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)
Actual                                              $1,000.00           $1,056.00             0.80%               $4.13
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)
Actual                                              $1,000.00           $1,077.80             0.82%               $4.28
Hypothetical (5% return before expenses)            $1,000.00           $1,021.01             0.82%               $4.17

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)
Actual                                              $1,000.00           $1,050.90             0.80%               $4.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)
Actual                                              $1,000.00           $1,000.30             0.80%               $4.02
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)
Actual                                              $1,000.00           $1,020.20             0.80%               $4.06
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)
Actual                                              $1,000.00           $1,002.20             0.80%               $4.03
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)
Actual                                              $1,000.00           $1,044.80             0.80%               $4.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)
Actual                                              $1,000.00           $1,017.00             0.80%               $4.06
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)
Actual                                              $1,000.00           $1,057.80             0.80%               $4.14
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP
   ALPHADEX(R) FUND (FDTS)
Actual                                              $1,000.00           $1,049.50             0.80%               $4.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EMERGING MARKETS SMALL CAP
   ALPHADEX(R) FUND (FEMS)
Actual                                              $1,000.00           $1,039.70             0.98%               $5.02
Hypothetical (5% return before expenses)            $1,000.00           $1,020.21             0.98%               $4.98

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)
Actual                                              $1,000.00           $1,112.10             0.80%               $4.25
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 90.2%
               AUSTRALIA - 21.8%
        39,237 Aristocrat Leisure Ltd.          $    438,888
       100,055 BlueScope Steel Ltd.                  670,060
        45,951 Boral Ltd.                            179,399
        45,748 Challenger Ltd.                       371,078
        30,261 Coca-Cola Amatil Ltd.                 220,999
         4,400 Cochlear Ltd.                         389,128
        23,659 Crown Resorts Ltd.                    197,711
         4,411 Domino's Pizza Enterprises Ltd.       206,876
       247,148 Evolution Mining Ltd.                 378,111
        93,991 Fortescue Metals Group Ltd.           399,510
        89,472 Harvey Norman Holdings Ltd.           331,877
        50,516 Healthscope Ltd.                       83,482
        22,092 LendLease Group                       233,082
         5,678 Macquarie Group Ltd.                  356,977
       246,167 Orora Ltd.                            531,163
        99,414 Qantas Airways Ltd.                   238,901
         7,841 Ramsay Health Care Ltd.               386,473
        14,092 Sonic Healthcare Ltd.                 217,627
       321,754 South32 Ltd.                          638,533
        25,762 Star Entertainment Group
                 (The) Ltd.                           96,116
        29,939 Telstra Corp., Ltd.                   110,188
        42,143 Treasury Wine Estates Ltd.            324,805
         3,517 Wesfarmers Ltd.                       106,953
                                                ------------
                                                   7,107,937
                                                ------------
               BERMUDA - 5.7%
        83,600 Hongkong Land Holdings Ltd.           529,188
       108,607 Kerry Properties Ltd.                 294,819
       634,312 Nine Dragons Paper Holdings Ltd.      575,048
       213,064 NWS Holdings Ltd.                     347,299
        28,910 Yue Yuen Industrial Holdings Ltd.     104,948
                                                ------------
                                                   1,851,302
                                                ------------
               CAYMAN ISLANDS - 7.3%
        16,411 Cheung Kong Property
                 Holdings Ltd.                       100,631
       614,090 Fullshare Holdings Ltd.               286,673
       196,000 Kingboard Chemical Holdings Ltd.      593,978
       522,617 Lee & Man Paper
                 Manufacturing Ltd.                  405,720
       262,778 Shimao Property Holdings Ltd.         343,616
       147,410 WH Group Ltd.                         119,190
       657,272 Xinyi Glass Holdings Ltd.             537,379
                                                ------------
                                                   2,387,187
                                                ------------
               HONG KONG - 10.8%
        35,800 AIA Group Ltd.                        201,979
       255,879 Cathay Pacific Airways Ltd.           336,574
        80,240 Henderson Land Development
                 Co., Ltd.                           426,836
       130,306 Hopewell Holdings Ltd.                449,505
        21,318 MTR Corp., Ltd.                       103,642
       456,846 New World Development
                 Co., Ltd.                           483,092
        68,000 Sino Land Co., Ltd.                   101,897
        23,632 Sun Hung Kai Properties Ltd.          298,657
        22,180 Swire Pacific Ltd., Class A           211,803


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HONG KONG (CONTINUED)
        49,211 Wharf Holdings (The) Ltd.        $    327,143
       100,303 Wheelock & Co., Ltd.                  564,605
                                                ------------
                                                   3,505,733
                                                ------------
               NEW ZEALAND - 2.3%
        44,408 Auckland International Airport
                 Ltd.                                192,814
        76,049 Fletcher Building Ltd.                560,011
                                                ------------
                                                     752,825
                                                ------------
               SINGAPORE - 3.4%
       266,700 Hutchison Port Holdings Trust         116,014
         3,800 Jardine Cycle & Carriage Ltd.         108,189
        60,000 Keppel Corp., Ltd.                    239,892
        65,000 SATS Ltd.                             217,692
        62,500 Sembcorp Industries Ltd.              123,002
        46,200 Singapore Airlines Ltd.               308,500
                                                ------------
                                                   1,113,289
                                                ------------
               SOUTH KOREA - 38.9%
           607 CJ Korea Express Corp. (b)             89,959
           830 E-MART, Inc.                          125,758
         7,329 GS Holdings Corp.                     328,282
         4,693 Hana Financial Group, Inc.            121,424
         8,802 Hankook Tire Co., Ltd.                422,683
        42,163 Hanon Systems                         359,562
        21,604 Hanwha Chemical Corp.                 441,811
        45,384 Hanwha Life Insurance Co., Ltd.       245,370
        10,276 Hanwha Techwin Co., Ltd.              369,674
         1,005 Hyosung Corp.                         121,069
         6,660 Hyundai Engineering &
                 Construction Co., Ltd.              236,006
         3,789 Hyundai Heavy Industries Co.,
                 Ltd. (b)                            456,449
        10,817 Hyundai Marine & Fire Insurance
                 Co., Ltd.                           282,112
         1,901 Hyundai Mobis Co., Ltd.               415,519
         4,823 Hyundai Motor Co.                     583,009
        10,292 Hyundai Steel Co.                     485,713
        21,876 Industrial Bank of Korea              230,026
        15,505 Kia Motors Corp.                      503,868
         1,713 Korea Aerospace Industries, Ltd.       95,025
        12,102 Korea Electric Power Corp.            441,375
         8,871 Korea Gas Corp.                       355,854
         2,165 LG Chem, Ltd.                         467,846
         8,081 LG Corp.                              401,441
         5,457 LG Electronics, Inc.                  233,136
        22,248 LG Uplus Corp.                        210,912
         2,193 Lotte Chemical Corp.                  669,992
           592 NAVER Corp.                           379,864
         1,327 NCSoft Corp.                          271,926
           350 Neo Holdings Co., Ltd. (b) (c)              0
           576 POSCO                                 122,802
         3,219 S-Oil Corp.                           225,740
         1,754 Samsung C&T Corp.                     182,254
        10,436 Samsung Card Co., Ltd.                343,028
           327 Samsung Electronics Co., Ltd.         487,874
         3,083 SK Holdings Co., Ltd.                 585,816
        16,257 SK Hynix, Inc.                        601,662
           809 SK Innovation Co., Ltd.                98,128


                        See Notes to Financial Statements                Page 45

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
         1,735 SK Telecom Co., Ltd.             $    321,775
        34,397 Woori Bank                            363,108
                                                ------------
                                                  12,677,852
                                                ------------
               TOTAL COMMON STOCKS                29,396,125
               (Cost $30,169,661)               ------------

               REAL ESTATE INVESTMENT
                 TRUSTS - 9.7%
               AUSTRALIA - 6.5%
        84,746 Dexus Property Group                  588,330
        21,303 Goodman Group                         109,612
        91,948 GPT (The) Group                       333,762
       276,938 Mirvac Group                          425,685
        65,994 Scentre Group                         220,978
        63,756 Westfield Corp.                       431,569
                                                ------------
                                                   2,109,936
                                                ------------
               HONG KONG - 3.2%
       979,410 Champion REIT                         530,469
        80,824 Link REIT                             525,312
                                                ------------
                                                   1,055,781
                                                ------------
               TOTAL REAL ESTATE INVESTMENT
                 TRUSTS                            3,165,717
               (Cost $3,067,625)                ------------
               TOTAL INVESTMENTS - 99.9%          32,561,842
               (Cost $33,237,286) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                   31,656
                                                ------------
               NET ASSETS - 100.0%              $ 32,593,498
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $0 or 0.0% of net assets.

(d) Aggregate cost for federal income tax purposes is $33,945,420. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,238,830 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,622,408.


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  South Korea       $ 12,677,852    $ 12,677,852      $     --*       $     --
  Other Country
   Categories**       16,718,273      16,718,273            --              --
                    ------------------------------------------------------------
Total Common
  Stocks              29,396,125      29,396,125            --              --
Real Estate
Investment Trusts*     3,165,717       3,165,717            --              --
                    ------------------------------------------------------------
Total Investments   $ 32,561,842    $ 32,561,842      $     --*       $     --
                    ============================================================

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $12,415,355 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close on December 31, 2015, exceeding a certain threshold.

CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
South Korean Won                                    38.9%
Australian Dollar                                   28.3
Hong Kong Dollar                                    25.4
Singapore Dollar                                     3.1
New Zealand Dollar                                   2.3
US Dollar                                            2.0
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 46                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 93.5%
               AUSTRIA - 2.5%
        14,098 Erste Group Bank AG              $    412,930
        17,870 Lenzing AG                          2,163,248
        54,842 Raiffeisen Bank International
                 AG (b)                            1,003,338
        75,089 Verbund AG                          1,199,469
        36,204 voestalpine AG                      1,421,127
                                                ------------
                                                   6,200,112
                                                ------------
               BELGIUM - 1.6%
        16,342 Elia System Operator S.A./N.V.        854,702
        17,453 Melexis N.V.                        1,169,371
        33,288 Umicore S.A.                        1,897,449
                                                ------------
                                                   3,921,522
                                                ------------
               BERMUDA - 0.2%
        30,860 Hiscox Ltd.                           386,784
                                                ------------
               DENMARK - 2.0%
        41,309 Dfds A.S.                           1,886,907
        33,548 DSV A.S.                            1,492,500
        25,368 Vestas Wind Systems A.S.            1,648,696
                                                ------------
                                                   5,028,103
                                                ------------
               FINLAND - 3.6%
        36,396 Cargotec OYJ, Class B               1,643,212
        35,860 Huhtamaki OYJ                       1,331,750
        29,390 Neste OYJ                           1,129,215
       235,099 Stora Enso OYJ, Class R             2,526,740
        98,854 UPM-Kymmene OYJ                     2,428,729
                                                ------------
                                                   9,059,646
                                                ------------
               FRANCE - 12.0%
        22,554 Arkema S.A.                         2,206,532
        19,375 Atos SE                             2,044,608
        39,249 AXA S.A.                              990,951
         2,796 BioMerieux                            417,641
         4,264 Capgemini S.A.                        359,753
         9,662 Cie de Saint-Gobain                   450,104
        11,325 Cie Generale des Etablissements
                 Michelin                          1,260,077
        37,774 Cie Plastic Omnium S.A.             1,206,006
        24,854 CNP Assurances                        460,461
        42,344 Credit Agricole S.A.                  525,075
         4,911 Euler Hermes S.A.                     431,659
        60,503 Eutelsat Communications S.A.        1,171,550
        31,951 Faurecia                            1,238,880
         4,140 Kering                                929,555
        80,049 Orange S.A.                         1,216,345
       109,362 Peugeot S.A. (b)                    1,783,783
        20,328 Renault S.A.                        1,808,368
        54,480 Rexel S.A.                            896,642
        13,665 Rubis SCA                           1,126,735
         5,562 Sartorius Stedim Biotech              351,115
        11,837 SEB S.A.                            1,604,253
        25,608 Societe Generale S.A.               1,260,070
        14,026 Sodexo S.A.                         1,612,280
        15,662 Teleperformance                     1,571,173
        35,788 Valeo S.A.                          2,057,281


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FRANCE (CONTINUED)
         6,466 Vicat S.A.                       $    392,459
         3,576 Wendel S.A.                           430,633
                                                ------------
                                                  29,803,989
                                                ------------
               GERMANY - 15.3%
        12,029 adidas AG                           1,901,248
         2,810 Allianz SE                            464,398
        16,309 Axel Springer SE                      791,945
        19,874 Bayerische Motoren Werke AG         1,856,682
        14,409 Celesio AG                            389,732
       194,332 Commerzbank AG                      1,482,268
         3,972 Continental AG                        768,073
        23,709 Daimler AG                          1,764,979
       150,103 Deutsche Lufthansa AG               1,938,733
        24,912 Deutsche Telekom AG                   428,887
        45,952 Deutsche Wohnen AG                  1,443,402
         9,949 Duerr AG                              799,599
        15,269 Fraport AG Frankfurt Airport
                 Services Worldwide                  902,816
        17,681 HeidelbergCement AG                 1,649,573
        31,624 Hella KGaA Hueck & Co.              1,193,244
         8,882 HOCHTIEF AG                         1,243,969
       117,032 Infineon Technologies AG            2,033,929
        37,040 Jungheinrich AG
                 (Preference Shares)               1,062,872
       110,066 K+S AG                              2,628,885
        25,803 KION Group AG                       1,435,758
        26,886 LANXESS AG                          1,764,601
        28,449 OSRAM Licht AG                      1,492,101
        96,953 RWE AG (b)                          1,205,810
         9,187 SAP SE                                800,830
         9,855 Software AG                           357,743
         7,515 STADA Arzneimittel AG                 389,086
        75,135 Suedzucker AG                       1,794,572
        13,693 Talanx AG                             457,931
        52,548 thyssenKrupp AG                     1,252,324
         3,178 Volkswagen AG
                 (Preference Shares)                 446,099
         8,037 Wirecard AG (c)                       345,935
        40,021 Zalando SE (b) (d)                  1,528,829
                                                ------------
                                                  38,016,853
                                                ------------
               GREECE - 0.2%
        47,653 Hellenic Telecommunications
                 Organization S.A.                   447,946
                                                ------------
               IRELAND - 2.3%
     3,996,690 Bank of Ireland (b)                   984,465
        62,438 CRH PLC                             2,165,979
        15,500 Kingspan Group PLC                    420,955
        61,159 Ryanair Holdings PLC (b)              933,818
        56,034 Smurfit Kappa Group PLC             1,285,560
                                                ------------
                                                   5,790,777
                                                ------------
               ITALY - 4.8%
        14,000 Brembo S.p.A.                         847,383
        40,733 Buzzi Unicem S.p.A                    965,175
       187,345 Enel S.p.A.                           825,910
       155,001 Hera S.p.A.                           357,651
       128,391 Mediobanca SpA                      1,048,094


                        See Notes to Financial Statements                Page 47

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               ITALY (CONTINUED)
        47,816 Prysmian S.p.A                   $  1,228,138
     3,946,825 Saipem S.p.A (b)                    2,222,724
     2,011,866 Telecom Italia S.p.A. (b)           1,772,591
       538,165 UniCredit S.p.A. (b)                1,548,809
       513,387 UnipolSai S.p.A.                    1,097,046
                                                ------------
                                                  11,913,521
                                                ------------
               JERSEY - 2.3%
       757,862 Glencore PLC (b)                    2,590,419
       225,183 UBM PLC                             2,030,026
         7,384 Wolseley PLC                          451,544
        35,453 WPP PLC                               793,452
                                                ------------
                                                   5,865,441
                                                ------------
               LUXEMBOURG - 2.9%
        27,735 APERAM S.A.                         1,268,971
       272,902 ArcelorMittal (b)                   2,015,488
         4,596 Eurofins Scientific SE              1,959,382
       106,808 Grand City Properties S.A.          1,943,940
                                                ------------
                                                   7,187,781
                                                ------------
               NETHERLANDS - 2.8%
         6,165 Akzo Nobel N.V.                       385,417
        46,894 Boskalis Westminster                1,628,484
        10,414 Heineken Holding N.V.                 725,046
         6,178 Koninklijke DSM N.V.                  370,426
        14,090 Koninklijke Philips N.V.              430,123
        40,771 NN Group N.V.                       1,381,732
        18,332 Randstad Holding N.V.                 994,384
       102,536 STMicroelectronics N.V.             1,165,693
                                                ------------
                                                   7,081,305
                                                ------------
               NORWAY - 2.6%
        52,533 Aker BP ASA                           939,898
        31,886 DNB ASA                               474,116
        24,797 Leroy Seafood Group ASA             1,381,512
       193,814 Norsk Hydro ASA                       926,948
        40,417 Orkla ASA                             366,008
        62,847 Yara International ASA              2,474,478
                                                ------------
                                                   6,562,960
                                                ------------
               PORTUGAL - 0.6%
     1,811,371 Banco Espirito Santo
                 S.A. (b) (e) (f)                          0
       373,060 EDP - Energias de Portugal S.A.     1,136,479
        24,081 Jeronimo Martins SGPS S.A.            373,642
                                                ------------
                                                   1,510,121
                                                ------------
               SPAIN - 6.2%
        27,627 Acciona S.A.                        2,033,674
        63,132 Acerinox S.A.                         837,677
       978,137 Banco de Sabadell S.A.              1,362,208
       190,506 Banco Santander S.A.                  994,459
     1,018,335 Bankia S.A.                         1,040,864
        67,446 Distribuidora Internacional de
                 Alimentacion S.A.                   331,201
        87,190 Gamesa Corp. Tecnologica S.A.       1,768,611
        60,950 Gas Natural SDG S.A.                1,149,088
       184,249 Iberdrola S.A.                      1,209,082


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SPAIN (CONTINUED)
       322,529 International Consolidated
                 Airlines Group S.A.            $  1,752,510
       447,822 Mapfre S.A.                         1,367,059
        35,232 Mediaset Espana Comunicacion
                 S.A.                                413,520
       182,426 Prosegur Cia de Seguridad S.A.      1,140,663
                                                ------------
                                                  15,400,616
                                                ------------
               SWEDEN - 6.4%
        53,254 Boliden AB                          1,390,592
        43,090 Elekta AB, Class B (c)                381,210
       114,407 Fabege AB                           1,869,822
        62,783 Fastighets AB Balder, Class B (b)   1,268,671
       106,825 Fingerprint Cards AB,
                 Class B (b) (c)                     736,938
        19,107 Hexagon AB, Class B                   682,647
       120,412 Hufvudstaden AB, Class A            1,901,882
       191,244 Husqvarna AB, Class B               1,487,239
        31,754 L E Lundbergforetagen AB,
                 Class B                           1,946,591
        46,872 Saab AB, Class B                    1,751,796
        74,659 Securitas AB, Class B               1,175,126
       115,534 Telefonaktiebolaget LM Ericsson,
                 Class B                             678,448
        36,554 Volvo AB, Class B                     426,903
        49,429 Wallenstam AB, Class B                384,664
                                                ------------
                                                  16,082,529
                                                ------------
               SWITZERLAND - 5.4%
        35,888 Coca-Cola HBC AG                      782,842
         1,126 dormakaba Holding AG                  837,064
         1,219 Emmi AG                               738,008
         1,904 Geberit AG                            763,245
        74,298 Logitech International S.A.         1,853,255
         2,182 Lonza Group AG                        377,773
         5,986 Panalpina Welttransport
                 Holding AG                          747,736
         2,479 Partners Group Holding AG           1,161,841
           171 Sika AG                               821,498
         7,971 Sulzer AG                             821,914
         1,474 Swatch Group (The) AG                 458,427
         4,830 Swiss Life Holding AG               1,366,990
         9,240 Swiss Re AG                           875,636
        26,466 Temenos Group AG                    1,842,718
                                                ------------
                                                  13,448,947
                                                ------------
               UNITED KINGDOM - 19.8%
       247,165 3i Group PLC                        2,144,427
       134,897 Aggreko PLC                         1,526,148
       168,798 Amec Foster Wheeler PLC               977,725
       132,931 Anglo American PLC (b)              1,900,360
       126,499 Ashtead Group PLC                   2,463,178
        33,157 ASOS PLC (b)                        2,028,424
       333,971 Barratt Developments PLC            1,903,173
        67,868 Bellway PLC                         2,070,939
        49,855 Berkeley Group Holdings PLC         1,725,272
        25,602 Carnival PLC                        1,301,516
        21,509 Compass Group PLC                     397,881


Page 48                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM (CONTINUED)
       127,730 easyJet PLC                      $  1,582,015
       798,909 Evraz PLC                           2,183,788
       282,319 G4S PLC                               817,635
       301,181 GKN PLC                             1,231,189
       124,636 Greene King PLC                     1,072,138
       523,289 J Sainsbury PLC                     1,607,739
       544,280 JD Sports Fashion PLC               2,132,380
        48,810 Johnson Matthey PLC                 1,914,083
       239,971 Just Eat PLC (b)                    1,725,644
       388,476 Marks & Spencer Group PLC           1,675,652
        73,149 Micro Focus International PLC       1,964,343
        39,626 Mondi PLC                             813,593
        70,415 NMC Health PLC                      1,339,875
        70,867 Persimmon PLC                       1,551,096
       433,956 Rentokil Initial PLC                1,188,342
       167,480 RPC Group PLC                       2,198,185
        43,572 Sage Group (The) PLC                  351,723
        87,858 Smiths Group PLC                    1,533,191
         7,154 Spirax-Sarco Engineering PLC          368,886
       834,681 Taylor Wimpey PLC                   1,578,994
       317,121 William Hill PLC                    1,134,159
       295,145 Wm Morrison Supermarkets PLC          839,141
                                                ------------
                                                  49,242,834
                                                ------------
               TOTAL COMMON STOCKS               232,951,787
               (Cost $229,021,727)              ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 6.2%
               FRANCE - 1.5%
         6,195 Unibail-Rodamco SE                  1,478,675
        13,261 Gecina S.A.                         1,834,936
         4,480 Fonciere Des Regions                  391,134
                                                ------------
                                                   3,704,745
                                                ------------
               UNITED KINGDOM - 4.7%
       254,198 British Land (The) Co., PLC         1,972,057
        61,815 Derwent London PLC                  2,111,732
       273,902 Hammerson PLC                       1,934,200
       151,966 Land Securities Group PLC           1,996,436
       165,753 Shaftesbury PLC                     1,856,851
       354,298 Segro PLC                           2,000,233
                                                ------------
                                                  11,871,509
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                15,576,254
               (Cost $18,928,576)               ------------

               MONEY MARKET FUNDS - 0.5%
     1,138,238 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.39% (g) (h)                     1,138,238
               (Cost $1,138,238)                ------------
               TOTAL INVESTMENTS - 100.2%        249,666,279
               (Cost $249,088,541) (i)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.2%)              (478,533)
                                                ------------
               NET ASSETS - 100.0%              $249,187,746
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,084,402 and the total value of the collateral held by the Fund is $1,138,238.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $0 or 0.0% of net assets.

(f)   This issuer has filed for protection in bankruptcy court.

(g)   Interest rate shown reflects yield as of December 31, 2016.

(h)   This security serves as collateral for securities on loan.

(i) Aggregate cost for federal income tax purposes is $249,910,154. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,201,407 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,445,282.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Portugal            $  1,510,121    $  1,510,121      $     --        $     --*
Other Country
  Categories**       231,441,666     231,441,666            --              --
                    ------------------------------------------------------------
Total Common
  Stocks             232,951,787     232,951,787            --              --*
Real Estate
  Investment
  Trusts**            15,576,254      15,576,254            --              --
Money Market
  Funds                1,138,238       1,138,238            --              --
                    ------------------------------------------------------------
Total Investments   $249,666,279    $249,666,279      $     --        $     --*
                    ============================================================

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 49

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2016

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $106,081,368 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $          --*
Net Realized Gain (Loss)                                   --
Net Change in Unrealized
  Appreciation/Depreciation                                --
Purchases                                                  --
Sales                                                      --
Transfers In                                               --
Transfers Out                                              --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                           --*
                                                ------------
Total Level 3 holdings                          $         --*
                                                ============

* Investment is valued at $0.


OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $  1,084,402
Non-cash Collateral(2)                            (1,084,402)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Euro                                                55.4%
British Pound Sterling                              28.0
Swedish Krona                                        6.4
Swiss Franc                                          5.1
Norwegian Krone                                      2.6
Danish Krone                                         2.0
US Dollar                                            0.5
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 50                 See Notes to Financial Statements

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 98.5%
               BRAZIL - 70.8%
       369,930 Banco Bradesco S.A.
                 (Preference Shares)            $  3,296,147
       288,835 Banco do Brasil S.A.                2,492,818
       498,904 Banco Santander Brasil S.A.         4,526,572
       349,691 Braskem S.A. (Preference Shares) 3,679,884 459,820 Centrais Eletricas Brasileiras
                 S.A. (Preference Shares) (b)      3,657,707
       218,138 Cia de Saneamento Basico do
                 Estado de Sao Paulo               1,929,577
     1,023,388 Cia Energetica de Minas Gerais
                 (Preference Shares)               2,424,285
       965,973 Cia Siderurgica Nacional S.A. (b)   3,220,207
       116,425 Cosan S.A. Industria e Comercio     1,364,677
       272,241 CPFL Energia S.A.                   2,108,703
       156,689 Embraer S.A.                          770,278
       477,004 Fibria Celulose S.A.                4,673,751
     1,238,806 Gerdau S.A. (Preference Shares)     4,110,703
       271,926 Itau Unibanco Holding S.A.
                 (Preference Shares)               2,828,124
     1,316,049 Itausa - Investimentos Itau S.A.
                 (Preference Shares)               3,348,046
       371,434 JBS S.A.                            1,300,995
       386,474 Klabin S.A.                         2,104,132
       445,266 Kroton Educacional S.A.             1,823,638
       217,454 Lojas Americanas S.A.
                 (Preference Shares)               1,135,809
        66,067 M Dias Branco S.A.                  2,334,583
       140,582 Natura Cosmeticos S.A.                994,315
       808,831 Petroleo Brasileiro S.A.
                 (Preference Shares) (b)           3,695,369
       220,843 Porto Seguro S.A.                   1,825,261
        66,240 Raia Drogasil S.A.                  1,245,345
     1,048,311 Suzano Papel e Celulose S.A.
                 (Preference Shares)               4,573,699
       187,018 Telefonica Brasil S.A.
                 (Preference Shares)               2,532,877
     1,389,348 TIM Participacoes S.A.              3,342,426
       427,631 Vale S.A. (Preference Shares)       3,066,614
       248,601 WEG S.A.                            1,183,923
                                                ------------
                                                  75,590,465
                                                ------------
               CHILE - 10.7%
       451,716 Cencosud S.A.                       1,267,890
    13,609,732 Colbun S.A.                         2,676,858
        72,681 Empresas COPEC S.A.                   696,541
        69,079 Empresa Nacional de
                 Telecomunicaciones S.A.             734,215
    16,587,500 Enel Americas S.A.                  2,600,329
     3,098,901 Enel Generacion Chile S.A. (b)      2,051,915
       174,250 Latam Airlines Group S.A. (b)       1,458,164
                                                ------------
                                                  11,485,912
                                                ------------
               COLOMBIA - 4.9%
        65,962 Banco Davivienda S.A.
                 (Preference Shares)                 659,180
       139,295 Bancolombia S.A.
                 (Preference Shares)               1,261,172


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COLOMBIA (CONTINUED)
       169,508 Cementos Argos S.A.              $    669,675
     1,544,413 Grupo Aval Acciones y Valores
                 S.A. (Preference Shares)            625,071
       598,758 Interconexion Electrica S.A. ESP    1,990,541
                                                ------------
                                                   5,205,639
                                                ------------
               MEXICO - 8.9%
       432,142 Alfa S.A.B. de C.V., Class A          534,923
     3,405,383 Cemex S.A.B. de C.V. (b)            2,723,696
        73,154 Fomento Economico Mexicano
                 S.A.B. de C.V.                      556,834
       384,155 Grupo Financiero Santander
                 Mexico S.A.B. de C.V.               552,429
     1,103,983 Grupo Mexico S.A.B. de C.V.,
                 Series B                          2,997,793
       131,255 Grupo Televisa S.A.B.                 547,443
        84,173 Industrias Penoles S.A.B. de C.V.   1,560,414
                                                ------------
                                                   9,473,532
                                                ------------
               MULTINATIONAL - 3.2%
       770,258 BTG Pactual Group                   3,443,406
                                                ------------
               TOTAL COMMON STOCKS               105,198,954
               (Cost $101,882,532)              ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 1.1%
               MEXICO - 1.1%
       738,378 Fibra Uno Administracion S.A.
                 de C.V.                           1,128,423
               (Cost $1,387,642)                ------------
               TOTAL INVESTMENTS - 99.6%         106,327,377
               (Cost $103,270,174) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.4%                  477,303
                                                ------------
               NET ASSETS - 100.0%              $106,804,680
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $104,366,860. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,784,881 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,824,364.


                        See Notes to Financial Statements                Page 51

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $105,198,954    $105,198,954      $     --        $     --
Real Estate
  Investment Trusts*   1,128,423       1,128,423            --              --
                    ------------------------------------------------------------
Total Investments   $106,327,377    $106,327,377      $     --        $     --
                    ============================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $2,895,713 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


Page 52                 See Notes to Financial Statements

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.4%
               AEROSPACE & DEFENSE - 1.1%
       221,400 Embraer S.A.                     $  1,088,395
                                                ------------
               BANKS - 12.5%
       230,800 Banco Bradesco S.A.
                 (Preference Shares)               2,056,472
       338,279 Banco do Brasil S.A.                2,919,549
       907,356 Banco do Estado do Rio Grande
                 do Sul S.A. (Preference Shares)   2,877,044
       140,649 Itau Unibanco Holding S.A.
                 (Preference Shares)               1,462,798
     1,276,157 Itausa - Investimentos Itau S.A.
                 (Preference Shares)               3,246,560
                                                ------------
                                                  12,562,423
                                                ------------
               CAPITAL MARKETS - 1.6%
       322,869 BM&FBovespa S.A. - Bolsa de
                 Valores Mercadorias e Futuros     1,636,814
                                                ------------
               CHEMICALS - 2.1%
       203,489 Braskem S.A. (Preference Shares)    2,141,364
                                                ------------
               DIVERSIFIED CONSUMER
                 SERVICES - 1.7%
       427,319 Kroton Educacional S.A.             1,750,134
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.4%
       176,109 Telefonica Brasil S.A.
                 (Preference Shares)               2,385,131
                                                ------------
               ELECTRIC UTILITIES - 21.0%
       550,025 Centrais Eletricas Brasileiras S.A.
                 (Preference Shares) (a)           4,375,257
       123,981 Cia de Transmissao de Energia
                 Electrica Paulista
                 (Preference Shares)               2,471,087
     1,064,393 Cia Energetica de Minas Gerais
                 (Preference Shares)               2,521,421
       331,486 Cia Paranaense de Energia
                 (Preference Shares)               2,786,572
       711,157 EDP - Energias do Brasil S.A.       2,927,921
       229,255 Eletropaulo Metropolitana
                 Eletricidade de Sao Paulo S.A.
                 (Preference Shares)                 795,247
       159,278 Equatorial Energia S.A.             2,662,219
       403,580 Transmissora Alianca de Energia
                 Eletrica S.A.                     2,571,742
                                                ------------
                                                  21,111,466
                                                ------------
               FOOD & STAPLES RETAILING - 2.9%
       153,409 Raia Drogasil S.A.                  2,884,166
                                                ------------
               FOOD PRODUCTS - 4.6%
       193,723 JBS S.A.                              678,540
        73,172 M Dias Branco S.A.                  2,585,649
       217,746 Sao Martinho S.A.                   1,304,589
                                                ------------
                                                   4,568,778
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 6.2%
       352,218 Fleury S.A.                      $  3,857,981
       291,095 Odontoprev S.A.                     1,126,923
       208,187 Qualicorp S.A.                      1,231,327
                                                ------------
                                                   6,216,231
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 3.1%
       423,150 CVC Brasil Operadora e Agencia
                 de Viagens S.A.                   3,081,284
                                                ------------
               HOUSEHOLD DURABLES - 3.6%
       564,783 Cyrela Brazil Realty S.A.
                 Empreendimentos e
                 Participacoes                     1,782,137
       537,619 MRV Engenharia e
                 Participacoes S.A.                1,807,095
                                                ------------
                                                   3,589,232
                                                ------------
               INSURANCE - 4.4%
        68,910 BB Seguridade Participacoes S.A.      599,181
       217,253 Porto Seguro S.A.                   1,795,590
       371,591 Sul America S.A.                    2,055,070
                                                ------------
                                                   4,449,841
                                                ------------
               MEDIA - 1.7%
        53,589 Multiplus S.A.                        556,521
        80,730 Smiles S.A.                         1,109,489
                                                ------------
                                                   1,666,010
                                                ------------
               METALS & MINING - 4.4%
       990,899 Cia Siderurgica Nacional S.A. (a)   3,303,301
       148,677 Vale S.A. (Preference Shares)       1,066,188
                                                ------------
                                                   4,369,489
                                                ------------
               MULTILINE RETAIL - 1.2%
       163,543 Lojas Renner S.A.                   1,164,252
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 1.6%
        58,155 Cosan S.A. Industria e Comercio       681,664
       205,649 Petroleo Brasileiro S.A.
                 (Preference Shares) (a)             939,565
                                                ------------
                                                   1,621,229
                                                ------------
               PAPER & FOREST
                 PRODUCTS - 7.6%
       455,816 Duratex S.A.                          952,330
       449,887 Fibria Celulose S.A.                4,408,055
       512,941 Suzano Papel e Celulose S.A.
                 (Preference Shares)               2,237,921
                                                ------------
                                                   7,598,306
                                                ------------
               REAL ESTATE MANAGEMENT
                 & DEVELOPMENT - 1.1%
       150,754 BR Malls Participacoes S.A. (b)       553,510
        68,763 Iguatemi Empresa de Shopping
                 Centers S.A.                        563,465
                                                ------------
                                                   1,116,975
                                                ------------
               ROAD & RAIL - 0.6%
        56,150 Localiza Rent a Car S.A.              590,363
                                                ------------


                        See Notes to Financial Statements                Page 53

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY
                 GOODS - 4.8%
       740,809 Alpargatas S.A.
                 (Preference Shares)            $  2,278,397
       470,769 Grendene S.A.                       2,542,821
                                                ------------
                                                   4,821,218
                                                ------------
               TRANSPORTATION
                 INFRASTRUCTURE - 2.9%
       230,618 CCR S.A.                            1,130,876
       693,510 EcoRodovias Infraestrutura e
                 Logistica S.A.                    1,755,776
                                                ------------
                                                   2,886,652
                                                ------------
               WATER UTILITIES - 2.9%
       333,082 Cia de Saneamento Basico do
                 Estado de Sao Paulo               2,946,333
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.4%
     1,416,083 TIM Participacoes S.A.              3,406,744
                                                ------------
               TOTAL INVESTMENTS - 99.4%          99,652,830
               (Cost $90,514,592) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.6%                  646,013
                                                ------------
               NET ASSETS - 100.0%              $100,298,843
                                                ============

(a)   Non-income producing security.

(b) Non-income producing security which makes in-kind distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2016.

(c) Aggregate cost for federal income tax purposes is $91,359,308. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,572,809 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,279,287.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $ 99,652,830    $ 99,652,830      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $2,681,041 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Brazil                                              99.4%
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.4
NET OTHER ASSETS AND LIABILITIES                     0.6
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 54                 See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AUTO COMPONENTS - 2.4%
        30,000 Minth Group Ltd.                 $     93,430
                                                ------------
               AUTOMOBILES - 14.2%
        12,000 BYD Co., Ltd., Class H (a)             63,215
        69,375 Chongqing Changan Automobile
                 Co., Ltd., Class B                   99,215
       116,716 Dongfeng Motor Group Co., Ltd.,
                 Class H                             113,939
       178,909 Geely Automobile Holdings Ltd.        170,961
        82,000 Guangzhou Automobile Group
                 Co., Ltd., Class H                   99,189
                                                ------------
                                                     546,519
                                                ------------
               BANKS - 2.2%
        36,901 China Construction Bank Corp.,
                 Class H                              28,409
        96,000 Chongqing Rural Commercial
                 Bank Co., Ltd., Class H              56,329
                                                ------------
                                                      84,738
                                                ------------
               CAPITAL MARKETS - 4.4%
        71,628 China Cinda Asset Management
                 Co., Ltd., Class H                   25,956
        62,000 China Everbright Ltd.                 118,011
        26,979 China Galaxy Securities Co.,
                 Ltd., Class H                        24,319
                                                ------------
                                                     168,286
                                                ------------
               CONSTRUCTION &
                 ENGINEERING - 3.2%
        19,500 China Railway Construction
                 Corp., Ltd., Class H                 25,096
        79,000 Metallurgical Corp of China Ltd.,
                 Class H                              30,767
        80,319 Sinopec Engineering Group Co.,
                 Ltd., Class H                        67,015
                                                ------------
                                                     122,878
                                                ------------
               CONSTRUCTION MATERIALS - 1.4%
        20,350 Anhui Conch Cement Co., Ltd.,
                 Class H                              55,372
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 8.4%
       231,146 China Communications Services
                 Corp., Ltd., Class H                147,252
       270,544 China Telecom Corp., Ltd.,
                 Class H                             124,901
        46,000 China Unicom Hong Kong Ltd.            53,566
                                                ------------
                                                     325,719
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 5.2%
         8,500 AAC Technologies Holdings, Inc.        77,223
        28,000 Sunny Optical Technology Group
                 Co., Ltd.                           122,587
                                                ------------
                                                     199,810
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FOOD PRODUCTS - 1.1%
        59,000 China Huishan Dairy Holdings
                 Co., Ltd. (a)                  $     22,902
        29,000 Uni-President China Holdings Ltd.      20,456
                                                ------------
                                                      43,358
                                                ------------
               GAS UTILITIES - 1.2%
        16,385 China Resources Gas Group Ltd.         46,063
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 5.3%
        43,900 Shanghai Pharmaceuticals Holding
                 Co., Ltd., Class H                  100,657
        25,376 Sinopharm Group Co., Ltd.,
                 Class H                             104,554
                                                ------------
                                                     205,211
                                                ------------
               INDEPENDENT POWER AND
                 RENEWABLE ELECTRICITY
                 PRODUCERS - 7.6%
        48,000 China Resources Power Holdings
                 Co., Ltd.                            76,260
       204,000 Huadian Power International
                 Corp., Ltd., Class H (a)             92,339
       118,000 Huaneng Power International,
                 Inc., Class H                        78,215
       145,111 Huaneng Renewables Corp., Ltd.,
                 Class H                              47,157
                                                ------------
                                                     293,971
                                                ------------
               INDUSTRIAL
                 CONGLOMERATES - 1.6%
        13,000 Beijing Enterprises Holdings Ltd.      61,442
                                                ------------
               INTERNET SOFTWARE &
                 SERVICES - 2.0%
         3,203 Tencent Holdings Ltd.                  78,356
                                                ------------
               IT SERVICES - 0.7%
        12,950 TravelSky Technology Ltd.,
                 Class H                              27,221
                                                ------------
               METALS & MINING - 5.8%
       108,822 China Zhongwang Holdings Ltd.          46,310
        68,500 Zhaojin Mining Industry Co., Ltd.,
                 Class H                              58,920
       362,000 Zijin Mining Group Co., Ltd.,
                 Class H                             116,707
                                                ------------
                                                     221,937
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 8.2%
        93,000 China Coal Energy Co., Ltd.,
                 Class H (b)                          44,134
       100,000 China Petroleum & Chemical
                 Corp., Class H                       70,927
        58,836 CNOOC Ltd.                             73,597
       186,000 Yanzhou Coal Mining Co., Ltd.,
                 Class H                             126,886
                                                ------------
                                                     315,544
                                                ------------
               PHARMACEUTICALS - 1.3%
        32,000 China Medical System Holdings
                 Ltd.                                 50,675
                                                ------------


                        See Notes to Financial Statements                Page 55

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT
                 & DEVELOPMENT - 15.0%
       344,000 China Jinmao Holdings
                 Group Ltd.                     $     92,715
        16,000 China Overseas Land &
                 Investment Ltd.                      42,401
        20,929 China Resources Land Ltd.              47,070
       287,532 Country Garden Holdings
                 Co., Ltd.                           160,925
        95,888 Guangzhou R&F Properties
                 Co., Ltd., Class H                  115,988
        74,527 Longfor Properties Co., Ltd.           94,570
        60,000 Shenzhen Investment Ltd.               24,063
                                                ------------
                                                     577,732
                                                ------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR
                 EQUIPMENT - 4.9%
       917,323 Hanergy Thin Film Power Group
                 Ltd. (b) (c)                              0
       120,809 Semiconductor Manufacturing
                 International Corp. (b)             189,755
                                                ------------
                                                     189,755
                                                ------------
               TRANSPORTATION
                 INFRASTRUCTURE - 3.2%
       122,000 COSCO SHIPPING Ports Ltd.             122,558
                                                ------------
               WATER UTILITIES - 0.6%
        16,000 Guangdong Investment Ltd.              21,128
                                                ------------
               TOTAL COMMON STOCKS                 3,851,703
               (Cost $4,226,546)                ------------

               MONEY MARKET FUNDS - 3.3%
       127,671 Goldman Sachs Financial
                 Square Treasury Obligations
                 Fund - Institutional Class -
                 0.39% (d) (e)                       127,671
               (Cost $127,671)                  ------------
               TOTAL INVESTMENTS - 103.2%          3,979,374
               (Cost $4,354,217) (f)
               NET OTHER ASSETS AND
                 LIABILITIES - (3.2%)               (123,187)
                                                ------------
               NET ASSETS - 100.0%              $  3,856,187
                                                ============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $120,358 and the total value of the collateral held by the Fund is $127,671.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $0 or 0.0% of net assets.

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $4,397,700. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $370,985 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $789,311.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
Semiconductors
  & Semiconductor
  Equipment         $    189,755    $    189,755      $     --        $     --*
Other Industy
  Categories**         3,661,948       3,661,948            --              --
                    ------------------------------------------------------------
Total Common
   Stocks              3,851,703       3,851,703            --              --*
Money Market
  Funds                  127,671         127,671            --              --
                    ------------------------------------------------------------
Total Investments   $  3,979,374    $  3,979,374      $     --        $     --*
                    ============================================================

*  Investment is valued at $0.
** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $1,541,540 from Level 2 to Level 1 and $0 from Level 2 to Level 3 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold. The common stock that transferred from Level 2 to Level 3 did so as a result of negative news related to the company.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of Fund investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 56                 See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

DECEMBER 31, 2016

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $         --
Net Realized Gain (Loss)                                  --
Net Change in Unrealized
  Appreciation/Depreciation                               --
Purchases                                                 --
Sales                                                     --
Transfers In                                              --
  Common Stocks                                           --*
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                           --*
                                                ------------
Total Level 3 holdings                          $         --*
                                                ============

* Investment is valued at $0.


OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $    120,358
Non-cash Collateral(2)                              (120,358)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
China                                               50.5%
Cayman Islands                                      30.5
Hong Kong                                           14.6
Bermuda                                              4.3
United States                                        3.3
---------------------------------------------------------
TOTAL INVESTMENTS                                  103.2
NET OTHER ASSETS AND LIABILITIES                    -3.2
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which may be different than the country categorization of the Fund's underlying index.


                        See Notes to Financial Statements                Page 57

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AIRLINES - 1.4%
        23,300 Japan Airlines Co., Ltd.         $    680,809
                                                ------------
               AUTO COMPONENTS - 9.9%
        18,800 Bridgestone Corp.                     677,846
        10,000 NGK Spark Plug Co., Ltd.              222,289
         5,800 Nifco, Inc.                           306,190
        35,700 NOK Corp.                             722,705
        22,900 Sumitomo Electric Industries Ltd.     330,446
        56,300 Sumitomo Rubber Industries Ltd.       894,056
        29,000 Toyota Boshoku Corp.                  666,721
        19,000 Toyota Industries Corp.               905,497
                                                ------------
                                                   4,725,750
                                                ------------
               AUTOMOBILES - 7.5%
         8,800 Fuji Heavy Industries Ltd.            359,304
        12,300 Isuzu Motors Ltd.                     155,861
        56,500 Mazda Motor Corp.                     924,304
       163,800 Mitsubishi Motors Corp.               933,397
        50,200 Nissan Motor Co., Ltd.                504,899
        12,200 Toyota Motor Corp.                    717,960
                                                ------------
                                                   3,595,725
                                                ------------
               BEVERAGES - 3.0%
        26,600 Coca-Cola West Co., Ltd.              784,060
        19,400 Ito En Ltd.                           644,868
                                                ------------
                                                   1,428,928
                                                ------------
               BUILDING PRODUCTS - 1.2%
        83,000 Asahi Glass Co., Ltd.                 565,288
                                                ------------
               CHEMICALS - 9.3%
        65,000 Asahi Kasei Corp.                     566,995
        58,300 Daicel Corp.                          643,482
        32,500 Hitachi Chemical Co., Ltd.            812,813
        11,400 JSR Corp.                             179,766
        50,600 Kuraray Co., Ltd.                     760,245
        73,000 Sumitomo Chemical Co., Ltd.           347,277
       164,000 Tosoh Corp.                         1,160,453
                                                ------------
                                                   4,471,031
                                                ------------
               COMMERCIAL SERVICES &
                 SUPPLIES - 0.5%
         8,700 Park24 Co., Ltd.                      235,970
                                                ------------
               CONSTRUCTION &
                 ENGINEERING - 2.7%
        31,700 JGC Corp.                             576,092
        43,000 Kajima Corp.                          297,643
        16,000 Shimizu Corp.                         146,344
        37,000 Taisei Corp.                          258,961
                                                ------------
                                                   1,279,040
                                                ------------
               CONSTRUCTION MATERIALS - 1.3%
       191,000 Taiheiyo Cement Corp.                 604,663
                                                ------------
               DIVERSIFIED FINANCIAL
                 SERVICES - 1.2%
        78,800 Mitsubishi UFJ Lease & Finance
                 Co., Ltd.                           407,232
        11,700 ORIX Corp.                            182,595
                                                ------------
                                                     589,827
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               DIVERSIFIED
                 TELECOMMUNICATION
                 SERVICES - 0.3%
         3,200 Nippon Telegraph & Telephone
                 Corp.                          $    134,489
                                                ------------
               ELECTRIC UTILITIES - 2.2%
        42,400 Chubu Electric Power Co., Inc.        592,421
        15,500 Kansai Electric Power (The)
                 Co., Inc. (a)                       169,489
        71,100 Tokyo Electric Power Co.,
                 Holdings, Inc. (a)                  287,137
                                                ------------
                                                   1,049,047
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS &
                 COMPONENTS - 2.5%
         5,500 Hitachi High-Technologies Corp.       221,882
         5,400 TDK Corp.                             371,474
        40,200 Yokogawa Electric Corp.               582,320
                                                ------------
                                                   1,175,676
                                                ------------
               FOOD & STAPLES
                 RETAILING - 6.4%
        19,400 Aeon Co., Ltd.                        274,878
         3,000 Cosmos Pharmaceutical Corp.           553,155
         7,400 FamilyMart UNY Holdings
                 Co., Ltd.                           492,595
         8,000 Sundrug Co., Ltd.                     553,754
         6,200 Tsuruha Holdings, Inc.                588,834
         9,500 Welcia Holdings Co., Ltd.             580,364
                                                ------------
                                                   3,043,580
                                                ------------
               FOOD PRODUCTS - 2.1%
        14,200 Kewpie Corp.                          345,174
         2,900 MEIJI Holdings Co., Ltd.              227,286
        21,600 Yamazaki Baking Co., Ltd.             417,307
                                                ------------
                                                     989,767
                                                ------------
               GAS UTILITIES - 3.3%
       117,000 Osaka Gas Co., Ltd.                   450,081
        37,000 Toho Gas Co., Ltd.                    301,065
       183,000 Tokyo Gas Co., Ltd.                   828,139
                                                ------------
                                                   1,579,285
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 0.8%
        10,600 Terumo Corp.                          391,350
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 1.0%
        28,900 Alfresa Holdings Corp.                478,225
                                                ------------
               HEALTH CARE TECHNOLOGY
                 - 0.9%
        17,338 M3, Inc.                              436,881
                                                ------------
               HOUSEHOLD DURABLES - 1.3%
        60,200 Haseko Corp.                          612,430
                                                ------------
               HOUSEHOLD PRODUCTS - 0.6%
        18,000 Lion Corp.                            295,701
                                                ------------


Page 58                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INDEPENDENT POWER AND
                 RENEWABLE ELECTRICITY
                 PRODUCERS - 0.3%
         6,500 Electric Power Development
                 Co., Ltd.                      $    149,604
                                                ------------
               INTERNET & DIRECT MARKETING
                 RETAIL - 1.5%
        42,800 Start Today Co., Ltd.                 739,364
                                                ------------
               IT SERVICES - 0.5%
        41,000 Fujitsu Ltd.                          227,846
                                                ------------
               LEISURE PRODUCTS - 0.3%
         5,800 Bandai Namco Holdings, Inc.           160,043
                                                ------------
               MACHINERY - 6.3%
        30,400 Hino Motors Ltd.                      309,527
         4,600 Hoshizaki Corp.                       364,064
        53,600 JTEKT Corp.                           857,600
        20,200 Miura Co., Ltd.                       306,954
       103,100 NSK Ltd.                            1,194,416
                                                ------------
                                                   3,032,561
                                                ------------
               MARINE - 0.7%
       172,000 Nippon Yusen K.K.                     319,350
                                                ------------
               MEDIA - 1.3%
        24,900 CyberAgent, Inc.                      615,283
                                                ------------
               METALS & MINING - 4.9%
        74,600 Hitachi Metals Ltd.                 1,011,049
        11,700 JFE Holdings, Inc.                    178,190
        31,600 Mitsubishi Materials Corp.            970,644
         7,800 Nippon Steel & Sumitomo
                 Metal Corp.                         173,986
                                                ------------
                                                   2,333,869
                                                ------------
               MULTILINE RETAIL - 0.3%
           600 Ryohin Keikaku Co., Ltd.              117,613
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 0.4%
         6,900 Idemitsu Kosan Co., Ltd.              183,311
                                                ------------
               PERSONAL PRODUCTS - 0.8%
         4,800 Pola Orbis Holdings, Inc.             396,321
                                                ------------
               PHARMACEUTICALS - 3.6%
         2,600 Hisamitsu Pharmaceutical Co., Inc.    130,139
         5,700 Nippon Shinyaku Co., Ltd.             280,916
         3,900 Sawai Pharmaceutical Co., Ltd.        209,557
         2,800 Shionogi & Co., Ltd.                  134,136
         3,300 Sosei Group Corp. (a) (b)             379,765
        34,800 Sumitomo Dainippon Pharma
                 Co., Ltd.                           598,486
                                                ------------
                                                   1,732,999
                                                ------------
               PROFESSIONAL SERVICES
                 - 2.4%
        12,300 Recruit Holdings Co., Ltd.            493,579
        43,600 Temp Holdings Co., Ltd.               676,336
                                                ------------
                                                   1,169,915
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               REAL ESTATE MANAGEMENT
                 & DEVELOPMENT - 1.8%
         3,700 Daito Trust Construction Co.,
                 Ltd.                           $    556,543
        17,300 Nomura Real Estate Holdings,
                 Inc.                                294,267
                                                ------------
                                                     850,810
                                                ------------
               ROAD & RAIL - 0.5%
        53,000 Nagoya Railroad Co., Ltd.             256,214
                                                ------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR
                 EQUIPMENT - 3.2%
        13,900 SCREEN Holdings Co., Ltd.             862,246
         7,200 Tokyo Electron Ltd.                   680,419
                                                ------------
                                                   1,542,665
                                                ------------
               SOFTWARE - 2.9%
        19,700 Konami Holdings Corp.                 795,585
        23,200 Square Enix Holdings Co., Ltd.        596,501
                                                ------------
                                                   1,392,086
                                                ------------
               SPECIALTY RETAIL - 1.7%
         3,700 Nitori Holdings Co., Ltd.             422,947
         3,000 Shimamura Co., Ltd.                   374,503
                                                ------------
                                                     797,450
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS - 5.4%
        56,500 Brother Industries Ltd.             1,019,538
        62,300 Konica Minolta, Inc.                  618,869
       194,000 NEC Corp.                             514,567
        52,400 Ricoh Co., Ltd.                       442,962
                                                ------------
                                                   2,595,936
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 1.1%
        25,100 MISUMI Group, Inc.                    413,197
         4,600 MonotaRO Co., Ltd.                     94,066
                                                ------------
                                                     507,263
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 0.6%
         5,600 NTT DOCOMO, Inc.                      127,596
         2,700 SoftBank Group Corp.                  179,384
                                                ------------
                                                     306,980
                                                ------------
               TOTAL COMMON STOCKS                47,790,945
               (Cost $48,537,544)               ------------

               MONEY MARKET FUNDS - 0.1%
        48,520 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.39% (c) (d)                        48,520
               (Cost $48,520)                   ------------
               TOTAL INVESTMENTS - 100.0%         47,839,465
               (Cost $48,586,064) (e)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                   12,083
                                                ------------
               NET ASSETS - 100.0%              $ 47,851,548
                                                ============


                        See Notes to Financial Statements                Page 59

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2016

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $46,032 and the total value of the collateral held by the Fund is $48,520.

(c)   This security serves as collateral for securities on loan.

(d)   Interest rate shown reflects yield as of December 31, 2016.

(e) Aggregate cost for federal income tax purposes is $48,942,881. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,816,962 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,920,378.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $ 47,790,945    $ 47,790,945      $     --        $     --
Money Market
  Funds                   48,520          48,520            --              --
                    ------------------------------------------------------------
Total Investments   $ 47,839,465    $ 47,839,465      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $21,104,321 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015 exceeding a certain threshold.

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $     46,032
Non-cash Collateral(2)                               (46,032)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Japan                                               99.9%
United States                                        0.1
---------------------------------------------------------
TOTAL INVESTMENTS                                  100.0
NET OTHER ASSETS AND LIABILITIES                     0.0
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 60                 See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AUTO COMPONENTS - 5.7%
         2,088 Hankook Tire Co., Ltd.           $    100,268
        10,144 Hanon Systems                          86,507
           281 Hyundai Mobis Co., Ltd.                61,421
                                                ------------
                                                     248,196
                                                ------------
               AUTOMOBILES - 6.1%
         1,309 Hyundai Motor Co.                     158,233
         3,288 Kia Motors Corp.                      106,851
                                                ------------
                                                     265,084
                                                ------------
               BANKS - 8.5%
         4,580 Hana Financial Group, Inc.            118,501
         9,552 Industrial Bank of Korea              100,439
         1,089 KB Financial Group, Inc.               38,590
           933 Shinhan Financial Group Co., Ltd.      34,955
         7,457 Woori Bank                             78,719
                                                ------------
                                                     371,204
                                                ------------
               BIOTECHNOLOGY - 0.8%
           387 Celltrion, Inc. (a)                    34,413
                                                ------------
               CHEMICALS - 7.1%
         2,989 Hanwha Chemical Corp.                  61,126
           569 Hyosung Corp.                          68,546
           136 LG Chem, Ltd.                          29,389
           501 Lotte Chemical Corp.                  153,063
                                                ------------
                                                     312,124
                                                ------------
               COMMERCIAL SERVICES &
                 SUPPLIES - 2.7%
         1,644 S-1 Corp.                             119,373
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 0.9%
         1,064 Hyundai Engineering &
                 Construction Co., Ltd.               37,704
                                                ------------
               CONSUMER FINANCE - 1.3%
         1,709 Samsung Card Co., Ltd.                 56,174
                                                ------------
               DIVERSIFIED FINANCIAL
                 SERVICES - 0.0%
           196 Neo Holdings Co., Ltd. (b) (c)              0
                                                ------------
               DIVERSIFIED
                 TELECOMMUNICATION
                 SERVICES - 2.8%
        13,028 LG Uplus Corp.                        123,506
                                                ------------
               ELECTRIC UTILITIES - 2.4%
         2,937 Korea Electric Power Corp.            107,116
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS &
                 COMPONENTS - 3.2%
         5,380 LG Display Co., Ltd.                  140,090
                                                ------------
               FOOD & STAPLES
                 RETAILING - 7.6%
         1,664 BGF retail Co., Ltd.                  112,697
           616 E-MART, Inc.                           93,333
         3,257 GS Retail Co., Ltd.                   128,360
                                                ------------
                                                     334,390
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FOOD PRODUCTS - 1.8%
           273 CJ CheilJedang Corp.             $     80,806
                                                ------------
               GAS UTILITIES - 3.3%
         3,572 Korea Gas Corp.                       143,288
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 0.6%
           852 Kangwon Land, Inc.                     25,219
                                                ------------
               HOUSEHOLD DURABLES - 3.5%
         1,357 Coway Co., Ltd.                        99,208
         1,317 LG Electronics, Inc.                   56,265
                                                ------------
                                                     155,473
                                                ------------
               INDUSTRIAL CONGLOMERATES
                 - 4.4%
           557 LG Corp.                               27,670
           876 SK Holdings Co., Ltd.                 166,453
                                                ------------
                                                     194,123
                                                ------------
               INSURANCE - 1.2%
         1,024 Dongbu Insurance Co., Ltd.             52,989
                                                ------------
               INTERNET SOFTWARE &
                 SERVICES - 1.5%
           100 NAVER Corp.                            64,166
                                                ------------
               MACHINERY - 1.9%
           673 Hyundai Heavy Industries Co.,
                 Ltd. (c)                             81,074
                                                ------------
               METALS & MINING - 5.0%
         3,872 Hyundai Steel Co.                     182,732
           176 POSCO                                  37,523
                                                ------------
                                                     220,255
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 3.8%
         2,992 GS Holdings Corp.                     134,018
           252 SK Innovation Co., Ltd.                30,567
                                                ------------
                                                     164,585
                                                ------------
               PERSONAL PRODUCTS - 5.1%
           164 Amorepacific Corp.                     43,654
           636 Amorepacific Group                     70,035
           157 LG Household & Health
                 Care, Ltd.                          111,400
                                                ------------
                                                     225,089
                                                ------------
               PHARMACEUTICALS - 3.3%
           149 Hanmi Pharm Co., Ltd.                  37,688
           928 Hanmi Science Co., Ltd.                46,946
           365 Yuhan Corp.                            60,289
                                                ------------
                                                     144,923
                                                ------------
               ROAD & RAIL - 2.8%
           817 CJ Korea Express Corp. (c)            121,082
                                                ------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR
                 EQUIPMENT - 4.6%
         5,477 SK Hynix, Inc.                        202,701
                                                ------------
               SOFTWARE - 0.7%
           149 NCSoft Corp.                           30,533
                                                ------------


                        See Notes to Financial Statements                Page 61

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS - 3.4%
           100 Samsung Electronics Co., Ltd.    $    149,197
                                                ------------
               TOBACCO - 2.0%
         1,040 KT&G Corp.                             86,968
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 2.1%
           493 SK Telecom Co., Ltd.                   91,432
                                                ------------
               TOTAL INVESTMENTS - 100.1%          4,383,277
               (Cost $4,479,582) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.1%)                 (4,016)
                                                ------------
               NET ASSETS - 100.0%              $  4,379,261
                                                ============

(a) Non-income producing security which makes in-kind distributions. For the year ended December 31, 2016, the Fund received 18 shares of Celltrion, Inc.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $0 or 0.0% of net assets.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $4,580,663. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $377,241 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $574,627.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  Diversified
    Financial
    Services        $         --*   $         --      $     --*       $     --
  Other Industry
    Categories**       4,383,277       4,383,277            --              --
                    ------------------------------------------------------------
Total Investments   $  4,383,277    $  4,383,277      $     --*       $     --
                    ============================================================

*  Investment is valued at zero.
** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $2,071,315 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

COUNTRY ALLOCATION***                        % OF NET ASSETS
------------------------------------------------------------
South Korea                                        100.1%
---------------------------------------------------------
TOTAL INVESTMENTS                                  100.1
NET OTHER ASSETS AND LIABILITIES                    (0.1)
                                                  -------
TOTAL                                              100.0%
                                                  =======

*** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 62                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 92.9%
               AUSTRALIA - 4.4%
        59,758 Aristocrat Leisure Ltd.          $    668,428
       152,383 BlueScope Steel Ltd.                1,020,495
        23,223 Challenger Ltd.                       188,370
         5,024 Cochlear Ltd.                         444,313
        36,032 Crown Resorts Ltd.                    301,109
       376,402 Evolution Mining Ltd.                 575,857
        95,433 Fortescue Metals Group Ltd.           405,640
        16,824 LendLease Group                       177,502
         5,767 Macquarie Group Ltd.                  362,572
       374,910 Orora Ltd.                            808,956
       151,404 Qantas Airways Ltd.                   363,838
         8,957 Ramsay Health Care Ltd.               441,479
       490,027 South32 Ltd.                          972,477
        42,789 Treasury Wine Estates Ltd.            329,784
                                                ------------
                                                   7,060,820
                                                ------------
               AUSTRIA - 1.0%
         7,733 Lenzing AG                            936,116
        32,491 Verbund AG                            519,010
         5,223 voestalpine AG                        205,020
                                                ------------
                                                   1,660,146
                                                ------------
               BELGIUM - 0.6%
         5,033 Melexis N.V.                          337,217
        11,523 Umicore S.A.                          656,822
                                                ------------
                                                     994,039
                                                ------------
               BERMUDA - 1.7%
       127,300 Hongkong Land Holdings Ltd.           805,809
       165,562 Kerry Properties Ltd.                 449,427
       967,018 Nine Dragons Paper Holdings Ltd.      876,670
       325,214 NWS Holdings Ltd.                     530,105
                                                ------------
                                                   2,662,011
                                                ------------
               CANADA - 3.4%
        51,002 CAE, Inc.                             713,378
           308 Fairfax Financial Holdings Ltd.       148,764
        21,874 First Quantum Minerals Ltd.           217,494
        20,118 Industrial Alliance Insurance &
                 Financial Services, Inc.            799,985
        21,088 Magna International, Inc.             915,675
        15,778 Maple Leaf Foods, Inc.                330,449
        10,422 Saputo, Inc.                          368,785
        30,087 Seven Generations Energy Ltd.,
                 Class A (b)                         701,615
        20,108 Silver Wheaton Corp.                  388,487
        20,087 Teck Resources Ltd., Class B          401,994
       122,446 Turquoise Hill Resources Ltd. (b)     393,060
                                                ------------
                                                   5,379,686
                                                ------------
               CAYMAN ISLANDS - 1.8%
       312,707 Fullshare Holdings Ltd.               145,980
       298,052 Kingboard Chemical Holdings Ltd. 903,246 597,081 Lee & Man Paper Manufacturing
                 Ltd.                                463,528
       400,480 Shimao Property Holdings Ltd.         523,679
     1,000,640 Xinyi Glass Holdings Ltd.             818,113
                                                ------------
                                                   2,854,546
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               DENMARK - 1.4%
        17,876 Dfds A.S.                        $    816,538
        14,516 DSV A.S.                              645,795
        10,977 Vestas Wind Systems A.S.              713,408
                                                ------------
                                                   2,175,741
                                                ------------
               FINLAND - 2.2%
        15,750 Cargotec OYJ, Class B                 711,083
        15,517 Huhtamaki OYJ                         576,262
         8,479 Neste OYJ                             325,778
       101,730 Stora Enso OYJ, Class R             1,093,349
        34,219 UPM-Kymmene OYJ                       840,722
                                                ------------
                                                   3,547,194
                                                ------------
               FRANCE - 5.7%
         9,761 Arkema S.A.                           954,951
         8,383 Atos SE                               884,642
         1,213 BioMerieux                            181,187
         3,267 Cie Generale des
                 Etablissements Michelin             363,503
        16,346 Cie Plastic Omnium S.A.               521,877
        10,756 CNP Assurances                        199,272
         8,727 Eutelsat Communications S.A.          168,985
         1,791 Kering                                402,134
        11,547 Orange S.A.                           175,457
        35,491 Peugeot S.A. (b)                      578,887
         8,796 Renault S.A.                          782,487
        11,787 Rexel S.A.                            193,993
         5,912 Rubis SCA                             487,468
         2,407 Sartorius Stedim Biotech              151,948
         5,122 SEB S.A.                              694,178
         6,070 Sodexo S.A.                           697,743
         6,776 Teleperformance                       679,752
        15,484 Valeo S.A.                            890,101
                                                ------------
                                                   9,008,565
                                                ------------
               GERMANY - 6.9%
         5,205 adidas AG                             822,678
         6,449 Bayerische Motoren Werke AG           602,483
         5,130 Daimler AG                            381,895
        32,474 Deutsche Lufthansa AG                 419,435
         9,943 Deutsche Wohnen AG                    312,320
         4,304 Duerr AG                              345,912
         5,738 HeidelbergCement AG                   535,334
         3,842 HOCHTIEF AG                           538,091
        50,641 Infineon Technologies AG              880,103
        16,026 Jungheinrich AG
                 (Preference Shares)                 459,870
        47,626 K+S AG                              1,137,529
        11,164 KION Group AG                         621,199
        11,632 LANXESS AG                            763,440
         9,235 OSRAM Licht AG                        484,360
        31,465 RWE AG (b)                            391,332
         1,987 SAP SE                                173,207
         4,264 Software AG                           154,786
         3,251 STADA Arzneimittel AG                 168,319
        26,010 Suedzucker AG                         621,239
        22,739 thyssenKrupp AG                       541,916
        17,317 Zalando SE (b) (c)                    661,521
                                                ------------
                                                  11,016,969
                                                ------------


                        See Notes to Financial Statements                Page 63

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               HONG KONG - 2.6%
       389,147 Cathay Pacific Airways Ltd. $ 511,870 121,562 Henderson Land Development
                 Co., Ltd.                           646,648
       197,976 Hopewell Holdings Ltd.                682,940
       556,726 New World Development Co., Ltd.       588,710
        24,003 Sun Hung Kai Properties Ltd.          303,346
        16,746 Swire Pacific Ltd., Class A           159,912
        49,313 Wharf Holdings (The) Ltd.             327,821
       152,958 Wheelock & Co., Ltd.                  860,999
                                                ------------
                                                   4,082,246
                                                ------------
               IRELAND - 0.7%
        27,016 CRH PLC                               937,187
         6,706 Kingspan Group PLC                    182,124
                                                ------------
                                                   1,119,311
                                                ------------
               ISRAEL - 0.1%
        46,362 Israel Chemicals Ltd.                 190,164
                                                ------------
               ITALY - 1.5%
         6,058 Brembo S.p.A.                         366,675
        17,628 Buzzi Unicem S.p.A                    417,698
        20,692 Prysmian S.p.A                        531,467
       853,917 Saipem S.p.A (b)                      480,899
       435,279 Telecom Italia S.p.A. (b)             383,510
        77,623 UniCredit S.p.A.                      223,395
                                                ------------
                                                   2,403,644
                                                ------------
               JAPAN - 25.3%
         9,800 Air Water, Inc.                       176,924
        11,900 Aisin Seiki Co., Ltd.                 516,218
        67,000 ANA Holdings, Inc.                    180,463
        56,152 Asahi Glass Co., Ltd.                 382,434
        68,850 Asahi Kasei Corp.                     600,578
        19,710 Bridgestone Corp.                     710,656
        41,662 Brother Industries Ltd.               751,787
         3,300 Central Japan Railway Co.             542,965
        50,076 Chubu Electric Power Co., Inc.        699,672
        14,500 Chugoku Electric Power (The)
                 Co., Inc.                           170,092
         2,600 Cosmos Pharmaceutical Corp.           479,401
        57,700 Daicel Corp.                          636,860
        10,200 DeNA Co., Ltd.                        222,895
         9,300 Denso Corp.                           402,874
        23,700 DIC Corp.                             719,872
        22,800 Electric Power Development
                 Co., Ltd.                           524,766
        19,460 Fuji Heavy Industries Ltd.            794,551
        13,400 Fuji Media Holdings, Inc.             187,571
       100,000 Fujitsu Ltd.                          555,722
        94,920 Haseko Corp.                          965,646
        34,210 Hino Motors Ltd.                      348,320
        23,934 Hitachi Chemical Co., Ltd.            598,580
         9,300 Hitachi Construction Machinery
                 Co., Ltd.                           201,397
        18,200 Hitachi High-Technologies Corp.       734,229
        41,000 Hitachi Ltd.                          221,707
        29,562 Hitachi Metals Ltd.                   400,652
         6,360 Honda Motor Co., Ltd.                 185,834


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
        35,986 Iida Group Holdings Co., Ltd.    $    682,618
        46,590 Isuzu Motors Ltd.                     590,373
        30,816 Japan Airlines Co., Ltd.              900,420
        11,548 JSR Corp.                             182,100
        36,740 JTEKT Corp.                           587,840
        40,000 Kansai Electric Power (The) Co.,
                 Inc. (b)                            437,390
        64,500 Konica Minolta, Inc.                  640,723
        49,186 Kuraray Co., Ltd.                     739,000
        47,840 Mazda Motor Corp.                     782,632
        19,400 Minebea Co., Ltd.                     181,924
         8,092 Mitsubishi Corp.                      172,399
        14,334 Mitsubishi Electric Corp.             199,848
        63,700 Mitsubishi Gas Chemical Co., Inc.   1,087,328
        20,036 Mitsubishi Materials Corp.            615,437
        79,600 Mitsubishi UFJ Lease & Finance
                 Co., Ltd.                           411,366
       114,000 Mitsui Chemicals, Inc.                512,086
        20,100 Mixi, Inc.                            734,349
        71,000 NEC Corp.                             188,321
        40,400 Nichirei Corp.                        836,518
        41,000 Nippon Express Co., Ltd.              220,655
        27,300 Nippon Paint Holdings Co., Ltd.       743,962
        11,858 Nippon Telegraph & Telephone
                 Corp.                               498,366
        32,200 Nippon Television Holdings, Inc.      584,628
        37,400 Nissan Motor Co., Ltd.                376,160
        43,348 Nomura Real Estate Holdings, Inc.     737,333
        53,558 NSK Ltd.                              620,471
        24,700 ORIX Corp.                            385,479
        88,032 Osaka Gas Co., Ltd.                   338,645
         9,000 Recruit Holdings Co., Ltd.            361,155
        40,200 Ricoh Co., Ltd.                       339,830
        14,200 SCREEN Holdings Co., Ltd.             880,856
        63,900 Sega Sammy Holdings, Inc.             950,777
         8,500 SoftBank Group Corp.                  564,727
       142,600 Sojitz Corp.                          346,510
        40,000 Sumitomo Chemical Co., Ltd.           190,289
        28,300 Sumitomo Dainippon Pharma
                 Co., Ltd.                           486,699
        38,716 Sumitomo Electric Industries Ltd.     558,670
       149,000 Sumitomo Heavy Industries Ltd.        959,974
        60,350 Sumitomo Rubber Industries Ltd.       958,371
        16,200 Suzuki Motor Corp.                    570,240
       190,000 Taiheiyo Cement Corp.                 601,497
         2,900 TDK Corp.                             199,495
         9,500 Teijin Ltd.                           192,560
         5,400 Toho Co., Ltd.                        152,702
        13,900 Tohoku Electric Power Co., Inc.       175,660
       121,910 Tokyo Gas Co., Ltd.                   551,685
       108,000 Toshiba Corp. (b)                     261,603
        58,760 Tosoh Corp.                           415,782
        15,800 Toyoda Gosei Co., Ltd.                369,602
        16,400 Toyota Boshoku Corp.                  377,042
        15,900 Toyota Industries Corp.               757,758
         9,600 Toyota Motor Corp.                    564,952
         5,200 Welcia Holdings Co., Ltd.             317,673


Page 64                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
        13,700 Yokogawa Electric Corp.          $    198,452
                                                ------------
                                                  40,205,598
                                                ------------
               JERSEY - 1.3%
       262,350 Glencore PLC (b)                      896,728
        77,951 UBM PLC                               702,729
         3,195 Wolseley PLC                          195,380
        15,342 WPP PLC                               343,360
                                                ------------
                                                   2,138,197
                                                ------------
               LUXEMBOURG - 1.7%
         8,001 APERAM S.A.                           366,073
       118,089 ArcelorMittal (b)                     872,134
         1,591 Eurofins Scientific SE                678,280
        46,216 Grand City Properties S.A.            841,146
                                                ------------
                                                   2,757,633
                                                ------------
               NETHERLANDS - 0.4%
        10,147 Boskalis Westminster                  352,374
        22,184 STMicroelectronics N.V.               252,202
                                                ------------
                                                     604,576
                                                ------------
               NEW ZEALAND - 0.5%
       115,822 Fletcher Building Ltd.                852,892
                                                ------------
               NORWAY - 0.9%
        11,365 Aker BP ASA                           203,338
        17,490 Orkla ASA                             158,386
        27,195 Yara International ASA              1,070,750
                                                ------------
                                                   1,432,474
                                                ------------
               PORTUGAL - 0.1%
        81,454 Banco Espirito Santo
                 S.A. (b) (d) (e)                          0
        53,808 EDP - Energias de Portugal S.A.       163,919
                                                ------------
                                                     163,919
                                                ------------
               SINGAPORE - 0.9%
       406,200 Hutchison Port Holdings Trust         176,697
       137,350 Keppel Corp., Ltd.                    549,153
        93,800 Singapore Airlines Ltd.               626,348
                                                ------------
                                                   1,352,198
                                                ------------
               SOUTH KOREA - 11.3%
        11,164 GS Holdings Corp.                     500,060
        16,755 Hankook Tire Co., Ltd.                804,595
        64,214 Hanon Systems                         547,611
        41,130 Hanwha Chemical Corp.                 841,125
        34,559 Hanwha Life Insurance Co., Ltd.       186,844
        15,649 Hanwha Techwin Co., Ltd.              562,965
         3,062 Hyosung Corp.                         368,870
         5,772 Hyundai Heavy Industries Co.,
                 Ltd. (b)                            695,335
        21,965 Hyundai Marine & Fire
                 Insurance Co., Ltd.                 572,858
         3,620 Hyundai Mobis Co., Ltd.               791,257
         7,346 Hyundai Motor Co.                     887,991
        15,675 Hyundai Steel Co.                     739,754
        16,658 Industrial Bank of Korea              175,159
        23,615 Kia Motors Corp.                      767,419


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SOUTH KOREA (CONTINUED)
        18,431 Korea Electric Power Corp.       $    672,202
         9,008 Korea Gas Corp.                       361,349
         3,296 LG Chem, Ltd.                         712,250
        12,306 LG Corp.                              611,326
         8,311 LG Electronics, Inc.                  355,065
        50,825 LG Uplus Corp.                        481,823
         3,340 Lotte Chemical Corp.                1,020,417
           903 NAVER Corp.                           579,421
         1,348 NCSoft Corp.                          276,229
         7,356 S-Oil Corp.                           515,858
        11,920 Samsung Card Co., Ltd.                391,807
           497 Samsung Electronics Co., Ltd.         741,509
         4,693 SK Holdings Co., Ltd.                 891,740
        24,758 SK Hynix, Inc.                        916,280
         1,234 SK Innovation Co., Ltd.               149,678
         3,523 SK Telecom Co., Ltd.                  653,380
        17,462 Woori Bank                            184,336
                                                ------------
                                                  17,956,513
                                                ------------
               SPAIN - 1.7%
         9,565 Acciona S.A.                          704,097
        29,184 Distribuidora Internacional de
                 Alimentacion S.A.                   143,311
        37,729 Gamesa Corp. Tecnologica S.A.         765,317
        69,782 International Consolidated
                 Airlines Group S.A.                 379,171
       129,185 Mapfre S.A.                           394,361
        52,667 Prosegur Cia de Seguridad S.A.        329,313
                                                ------------
                                                   2,715,570
                                                ------------
               SWEDEN - 3.2%
        23,043 Boliden AB                            601,709
        49,505 Fabege AB                             809,090
        30,818 Fingerprint Cards AB,
                 Class B (b) (f)                     212,600
         4,134 Hexagon AB, Class B                   147,698
        41,682 Hufvudstaden AB, Class A              658,358
        62,067 Husqvarna AB, Class B                 482,674
        10,992 LE Lundbergforetagen AB,
                 Class B                             673,834
        20,283 Saab AB, Class B                      758,058
        32,305 Securitas AB, Class B                 508,478
        15,819 Volvo AB, Class B                     184,745
                                                ------------
                                                   5,037,244
                                                ------------
               SWITZERLAND - 2.2%
         7,766 Coca-Cola HBC AG                      169,404
           488 dormakaba Holding AG                  362,777
           264 Emmi AG                               159,831
           825 Geberit AG                            330,713
        32,151 Logitech International S.A.           801,960
         1,296 Panalpina Welttransport
                 Holding AG                          161,889
         1,073 Partners Group Holding AG             502,886
            75 Sika AG                               360,306
         8,589 Temenos Group AG                      598,016
                                                ------------
                                                   3,447,782
                                                ------------


                        See Notes to Financial Statements                Page 65

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM - 9.4%
       106,952 3i Group PLC                     $    927,926
        14,593 Aggreko PLC                           165,097
        73,042 Amec Foster Wheeler PLC               423,080
        43,139 Anglo American PLC (b)                616,708
        54,736 Ashtead Group PLC                   1,065,815
        14,349 ASOS PLC (b)                          877,819
       115,746 Barratt Developments PLC              659,592
        23,493 Bellway PLC                           716,871
        10,786 Berkeley Group Holdings PLC           373,258
         9,306 Compass Group PLC                     172,145
        41,453 easyJet PLC                           513,421
       259,274 Evraz PLC (b)                         708,716
        61,081 G4S PLC                               176,899
       130,325 GKN PLC                               532,752
       113,217 J Sainsbury PLC                       347,845
       235,517 JD Sports Fashion PLC                 922,708
        21,121 Johnson Matthey PLC                   828,259
       103,837 Just Eat PLC (b)                      746,698
        84,050 Marks & Spencer Group PLC             362,541
        31,652 Micro Focus International PLC         849,983
        20,313 NMC Health PLC                        386,521
       187,779 Rentokil Initial PLC                  514,213
        72,469 RPC Group PLC                         951,160
        28,513 Smiths Group PLC                      497,574
        90,295 Taylor Wimpey PLC                     170,814
       127,712 Wm Morrison Supermarkets PLC          363,104
                                                ------------
                                                  14,871,519
                                                ------------
               TOTAL COMMON STOCKS               147,691,197
               (Cost $145,053,876)              ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 7.1%
               AUSTRALIA - 2.4%
       129,068 Dexus Property Group                  896,025
        32,444 Goodman Group                         166,936
       186,712 GPT (The) Group                       677,746
       527,217 Mirvac Group                          810,393
       150,761 Scentre Group                         504,817
        97,100 Westfield Corp.                       657,277
                                                ------------
                                                   3,713,194
                                                ------------
               FRANCE - 0.6%
         5,738 Gecina S.A.                           793,972
           670 Unibail-Rodamco SE                    159,921
                                                ------------
                                                     953,893
                                                ------------
               HONG KONG - 1.0%
     1,491,589 Champion REIT                         807,876
       123,204 Link REIT                             800,759
                                                ------------
                                                   1,608,635
                                                ------------
               UNITED KINGDOM - 3.1%
       109,994 British Land (The) Co., PLC           853,329
        26,746 Derwent London PLC                    913,700
        94,817 Hammerson PLC                         669,565
        65,758 Land Securities Group PLC             863,888
       153,309 Segro PLC                             865,525


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
        71,725 Shaftesbury PLC                  $    803,500
                                                ------------
                                                   4,969,507
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                11,245,229
               (Cost $12,586,268)               ------------

               MONEY MARKET FUNDS - 0.1%
       146,000 Goldman Sachs Financial
                 Square Treasury Obligations
                 Fund - Institutional Class -
                 0.39% (g) (h)                       146,000
               (Cost $146,000)                  ------------
               TOTAL INVESTMENTS - 100.1%        159,082,426
               (Cost $157,786,144) (i)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.1%)                (85,179)
                                                ------------
               NET ASSETS - 100.0%              $158,997,247
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $0 or 0.0% of net assets.

(e)   This issuer has filed for protection in bankruptcy court.

(f) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $137,971 and the total value of the collateral held by the Fund is $146,000.

(g)   Interest rate shown reflects yield as of December 31, 2016.

(h)   This security serves as collateral for securities on loan.

(i) Aggregate cost for federal income tax purposes is $159,082,681. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,015,609 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,015,864.


Page 66                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2016


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  Portugal          $    163,919    $    163,919      $     --        $     --*
  Other Country
    Categories**     147,527,278     147,527,278            --              --
                    ------------------------------------------------------------
Total Common
  Stocks             147,691,197     147,691,197            --              --*
Real Estate
  Investment
    Trusts**          11,245,229      11,245,229            --              --
Money Market
  Funds                  146,000         146,000            --              --
                    ------------------------------------------------------------
Total Investments   $159,082,426    $159,082,426      $     --        $     --*
                    ============================================================

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $44,876,270 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $         --*
Net Realized Gain (Loss)                                  --
Net Change in Unrealized
  Appreciation/Depreciation                               --
Purchases                                                 --
Sales                                                     --
Transfers In                                              --
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                           --*
                                                ------------
Total Level 3 holdings                          $         --*
                                                ============

* Investment is valued at $0.


OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $    137,971
Non-cash Collateral(2)                              (137,971)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 67

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2016

CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Japanese Yen                                        25.3%
Euro                                                23.0
British Pound Sterling                              14.2
South Korean Won                                    11.3
Australian Dollar                                    6.8
Hong Kong Dollar                                     6.5
Canadian Dollar                                      3.4
Swedish Krona                                        3.2
Swiss Franc                                          2.0
Danish Krone                                         1.4
Norwegian Krone                                      0.9
Singapore Dollar                                     0.7
US Dollar                                            0.7
New Zealand Dollar                                   0.5
Israeli Shekel                                       0.1
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 68                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.2%
               BERMUDA - 1.3%
       289,680 Brilliance China Automotive
                 Holdings Ltd.                  $    398,966
     1,583,609 COSCO SHIPPING Ports Ltd.           1,590,859
       810,377 Hanergy Thin Film Power Group
                 Ltd. (b) (c)                              0
                                                ------------
                                                   1,989,825
                                                ------------
               BRAZIL - 17.9%
       142,208 Banco Bradesco S.A.
                 (Preference Shares)               1,267,100
       138,792 Banco do Brasil S.A.                1,197,858
       238,157 Banco Santander Brasil S.A.         2,160,806
       168,033 Braskem S.A. (Preference Shares) 1,768,252 220,953 Centrais Eletricas Brasileiras
                 S.A. (Preference Shares) (c)      1,757,604
        34,940 Cia de Saneamento Basico do
                 Estado de Sao Paulo                 309,068
       464,169 Cia Siderurgica Nacional S.A. (c)   1,547,373
        87,210 CPFL Energia S.A.                     675,504
       229,211 Fibria Celulose S.A.                2,245,841
       476,218 Gerdau S.A. (Preference Shares) 1,580,224 130,664 Itau Unibanco Holding S.A.
                 (Preference Shares)               1,358,951
       632,388 Itausa - Investimentos Itau S.A.
                 (Preference Shares)               1,608,803
       104,491 Lojas Americanas S.A.
                 (Preference Shares)                 545,779
        23,810 M Dias Branco S.A.                    841,364
        33,776 Natura Cosmeticos S.A.                238,893
       310,928 Petroleo Brasileiro S.A.
                 (Preference Shares) (c)           1,420,561
        31,831 Raia Drogasil S.A.                    598,439
       502,858 Suzano Papel e Celulose S.A.
                 (Preference Shares)               2,193,930
        44,934 Telefonica Brasil S.A.
                 (Preference Shares)                 608,563
       400,568 TIM Participacoes S.A.                963,667
       205,485 Vale S.A. (Preference Shares)       1,473,567
        59,730 WEG S.A.                              284,455
                                                ------------
                                                  26,646,602
                                                ------------
               CAYMAN ISLANDS - 8.5%
        64,830 AAC Technologies Holdings, Inc.       588,984
       473,407 Belle International Holdings Ltd.     266,175
       117,027 China Resources Land Ltd.             263,196
     2,693,112 China Zhongwang Holdings
                 Ltd. (d)                          1,146,079
     3,078,918 Country Garden Holdings Co., Ltd.   1,723,193
     1,817,605 Geely Automobile Holdings Ltd.      1,736,856
       634,687 Longfor Properties Co., Ltd.          805,380
       183,804 Minth Group Ltd.                      572,425
     1,246,797 Nexteer Automotive Group Ltd.       1,479,210
       868,287 Semiconductor Manufacturing
                 International Corp. (c)           1,363,819
        92,923 Shenzhou International Group
                 Holdings Ltd.                       587,771
       328,622 Sunny Optical Technology
                 Group Co., Ltd.                   1,438,741


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               CAYMAN ISLANDS (CONTINUED)
        23,689 Tencent Holdings Ltd.            $    579,509
                                                ------------
                                                  12,551,338
                                                ------------
               CHILE - 1.1%
     3,269,885 Colbun S.A.                           643,144
     3,985,325 Enel Americas S.A.                    624,757
        41,866 Latam Airlines Group S.A. (c)         350,344
                                                ------------
                                                   1,618,245
                                                ------------
               CHINA - 17.3%
     1,542,923 BAIC Motor Corp Ltd.,
                 Class H (e)                       1,372,902
       711,724 Bank of China Ltd., Class H           315,730
     1,689,965 BBMG Corp., Class H                   584,062
        49,244 BYD Co., Ltd., Class H (d)            259,413
     1,838,521 China Cinda Asset Management
                 Co., Ltd., Class H                  666,225
     2,595,242 China Communications Services
                 Corp., Ltd., Class H              1,653,298
       437,801 China Construction Bank Corp.,
                 Class H                             337,052
       281,832 China Minsheng Banking Corp.,
                 Ltd., Class H                       301,294
     1,337,675 China Petroleum & Chemical
                 Corp., Class H                      948,767
     2,576,529 China Telecom Corp., Ltd.,
                 Class H                           1,189,500
       375,876 China Vanke Co., Ltd., Class H        857,954
       796,550 Chongqing Changan Automobile
                 Co., Ltd., Class B                1,139,176
     1,053,221 Chongqing Rural Commercial
                 Bank Co., Ltd., Class H             617,984
     1,202,888 COSCO SHIPPING Energy
                 Transportation Co., Ltd.,
                 Class H                             671,675
     1,623,943 Dongfeng Motor Group Co.,
                 Ltd., Class H                     1,585,305
     1,072,200 Dongxu Optoelectronic
                 Technology Co., Ltd., Class B       861,410
     2,149,900 Guangdong Electric Power
                 Development Co., Ltd., Class B    1,006,401
       504,773 Guangzhou Automobile Group
                 Co., Ltd., Class H                  610,584
     1,031,913 Guangzhou R&F Properties
                 Co., Ltd., Class H                1,248,223
     2,170,920 Huadian Power International
                 Corp., Ltd., Class H (d)            982,646
     1,556,932 Huaneng Power International,
                 Inc., Class H                     1,031,998
     1,865,296 Huaneng Renewables Corp.,
                 Ltd., Class H                       606,170
       518,731 Industrial & Commercial
                 Bank of China Ltd., Class H         311,058
     1,681,970 Red Star Macalline Group Corp.,
                 Ltd., Class H (e)                 1,735,220
       602,465 Shanghai Pharmaceuticals
                 Holding Co., Ltd., Class H        1,381,369
     1,132,615 Sinopec Engineering Group Co.,
                 Ltd., Class H                       945,002
       726,021 Weichai Power Co., Ltd., Class H    1,117,892


                        See Notes to Financial Statements                Page 69

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               CHINA (CONTINUED)
     1,929,930 Yanzhou Coal Mining Co., Ltd.,
                 Class H                        $  1,316,568
                                                ------------
                                                  25,654,878
                                                ------------
               COLOMBIA - 0.2%
        95,904 Interconexion Electrica S.A. ESP      318,828
                                                ------------
               CZECH REPUBLIC - 0.8%
        72,858 CEZ A.S.                            1,220,428
                                                ------------
               EGYPT - 0.2%
        59,924 Commercial International Bank
                 Egypt SAE                           241,448
                                                ------------
               HONG KONG - 6.1%
       256,352 Beijing Enterprises Holdings Ltd.   1,211,593
       634,663 China Everbright Ltd.               1,208,025
     3,160,156 China Jinmao Holdings Group
                 Ltd.                                851,728
       287,274 China Overseas Land &
                 Investment Ltd.                     761,298
     4,225,460 China Power International
                 Development Ltd.                  1,531,181
       754,555 China Resources Power
                 Holdings Co., Ltd.                1,198,803
       270,457 China Unicom Hong Kong Ltd.           314,943
       451,339 Shanghai Industrial Holdings Ltd.   1,222,273
     2,048,310 Shenzhen Investment Ltd.              821,490
                                                ------------
                                                   9,121,334
                                                ------------
               INDIA - 7.8%
        60,147 Bajaj Finance Ltd.                    747,606
        34,557 Bharat Petroleum Corp., Ltd.          322,785
         1,705 Eicher Motors Ltd.                    547,022
       554,543 Hindalco Industries Ltd.            1,264,819
       199,738 Hindustan Petroleum Corp., Ltd.     1,302,697
        12,241 JSW Steel Ltd.                        292,291
        36,575 LIC Housing Finance Ltd.              300,166
         7,730 Maruti Suzuki India Ltd.              605,382
        66,571 Motherson Sumi Systems Ltd.           318,976
       300,920 Punjab National Bank (c)              510,770
       703,897 Rural Electrification Corp., Ltd.   1,290,703
        84,258 State Bank of India                   310,738
       197,903 Tata Motors Ltd.                    1,370,187
        56,566 Tata Steel Ltd.                       325,877
       369,132 Vedanta Ltd.                        1,176,414
        50,617 Yes Bank Ltd.                         861,391
                                                ------------
                                                  11,547,824
                                                ------------
               INDONESIA - 1.0%
     7,033,177 Adaro Energy Tbk PT                   884,857
       974,135 Indofood Sukses Makmur Tbk PT         573,021
                                                ------------
                                                   1,457,878
                                                ------------
               MALAYSIA - 1.0%
       711,000 MISC Bhd                            1,164,924
        93,800 Tenaga Nasional Bhd                   290,642
                                                ------------
                                                   1,455,566
                                                ------------
               MALTA - 0.9%
       202,061 Brait SE (f)                        1,288,247
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               MEXICO - 1.2%
     1,636,360 Cemex S.A.B. de C.V. (f)         $  1,308,794
        26,964 Industrias Penoles SAB de C.V.        499,864
                                                ------------
                                                   1,808,658
                                                ------------
               MULTINATIONAL - 0.9%
       292,107 BTG Pactual Group                   1,305,852
                                                ------------
               NETHERLANDS - 1.2%
        56,035 X5 Retail Group N.V., GDR (c)       1,818,336
                                                ------------
               POLAND - 2.7%
        50,721 Cyfrowy Polsat S.A. (c)               298,170
       612,144 PGE Polska Grupa Energetyczna
                 S.A.                              1,528,659
        76,458 Polski Koncern Naftowy
                 ORLEN S.A.                        1,558,522
       492,139 Polskie Gornictwo Naftowe i
                 Gazownictwo S.A.                    662,120
                                                ------------
                                                   4,047,471
                                                ------------
               RUSSIA - 14.6%
       945,105 Alrosa PJSC (b)                     1,501,044
        19,657 Bashneft PJSC (b)                   1,149,876
   573,183,828 Federal Grid Co. Unified
                 Energy System PJSC (b)            1,898,385
       758,395 Gazprom PJSC (b)                    1,910,669
    32,066,316 Inter Rao Ues PJSC (b)              2,009,339
        33,347 Lukoil PJSC (b)                     1,874,868
        25,170 PhosAgro PJSC, GDR                    383,842
       778,794 Rostelecom PJSC (b)                 1,066,407
   132,009,782 RusHydro PJSC (b)                   1,992,424
       563,136 Sberbank of Russia PJSC (b)         1,590,404
     3,331,409 Surgutneftegas OJSC (b)             1,680,776
       319,461 Tatneft PJSC (b)                    2,223,650
           757 Transneft PJSC
                 (Preference Shares) (b)           2,442,712
                                                ------------
                                                  21,724,396
                                                ------------
               SOUTH AFRICA - 2.0%
       138,158 Bidvest Group (The) Ltd.            1,823,328
       192,721 Impala Platinum Holdings Ltd. (c)     599,756
        46,656 Shoprite Holdings Ltd.                582,480
                                                ------------
                                                   3,005,564
                                                ------------
               TAIWAN - 5.7%
       270,601 Advanced Semiconductor
                 Engineering, Inc.                   277,494
       159,916 Catcher Technology Co., Ltd.        1,111,458
     1,420,541 China Life Insurance Co., Ltd.      1,412,651
       433,885 Far Eastern New Century Corp.         325,794
       221,670 Foxconn Technology Co., Ltd.          586,691
       219,755 Fubon Financial Holding Co., Ltd. 347,746 386,377 Hon Hai Precision Industry
                 Co., Ltd.                         1,009,431
     1,589,783 Inventec Corp.                      1,090,143
       259,227 Nanya Technology Corp.                388,491
       252,473 Pegatron Corp.                        603,196
     3,523,678 United Microelectronics Corp.       1,246,391
                                                ------------
                                                   8,399,486
                                                ------------


Page 70                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               THAILAND - 3.5%
     1,011,300 Berli Jucker PCL                 $  1,419,076
     1,062,900 Charoen Pokphand Foods PCL            875,597
       548,800 CP ALL PCL                            957,820
     4,610,700 IRPC PCL                              618,013
       191,400 PTT Global Chemical PCL               336,722
       492,700 Thai Oil PCL                          994,054
                                                ------------
                                                   5,201,282
                                                ------------
               TURKEY - 3.3%
       138,388 Arcelik A.S.                          831,843
       151,166 KOC Holding A.S.                      591,480
        34,306 Tupras Turkiye Petrol
                 Rafinerileri A.S.                   688,182
       401,342 Turkcell Iletisim
                 Hizmetleri A.S. (c)               1,109,497
       106,827 Turkiye Halk Bankasi A.S.             282,901
       615,321 Turkiye Is Bankasi, Class C           903,729
       530,931 Yapi ve Kredi Bankasi A.S. (c)        516,344
                                                ------------
                                                   4,923,976
                                                ------------
               TOTAL COMMON STOCKS               147,347,462
               (Cost $144,558,361)              ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 0.5%
               TURKEY - 0.5%
       961,439 Emlak Konut Gayrimenkul
                 Yatirim Ortakligi A.S.              815,079
               (Cost $924,241)                  ------------

               MONEY MARKET FUNDS - 0.8%
     1,171,122 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.39% (g) (h)                     1,171,122
               (Cost $1,171,122)                ------------
               TOTAL INVESTMENTS - 100.5%        149,333,663
               (Cost $146,653,724) (i)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.5%)               (731,153)
                                                ------------
               NET ASSETS - 100.0%              $148,602,510
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $21,340,554 or 14.4% of net assets.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,107,639 and the total value of the collateral held by the Fund is $1,171,122.

(e) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f) Non-income producing security which pays in-kind ("PIK") distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2016.

(g)   Interest rate shown reflects yield as of December 31, 2016.

(h)   This security serves as collateral for securities on loan.

(i) Aggregate cost for federal income tax purposes is $147,686,313. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,406,048 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,758,698.

GDR   Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  Bermuda           $  1,989,825    $  1,989,825    $         --      $     --*
  Russia              21,724,396         383,842      21,340,554            --
  Other Country
    Categories**     123,633,241     123,633,241              --            --
                    ------------------------------------------------------------
Total Common
  Stocks             147,347,462     126,006,908      21,340,554            --*
Real Estate
  Investment
    Trusts**             815,079         815,079              --            --
Money Market
  Funds                1,171,122       1,171,122              --            --
                    ------------------------------------------------------------
Total Investments   $149,333,663    $127,993,109    $ 21,340,554      $     --*
                    ============================================================

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.



                        See Notes to Financial Statements                Page 71

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2016

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $32,305,481 from Level 2 to Level 1 and $0 from Level 2 to Level 3 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold. The common stock that transferred from Level 2 to Level 3 did so as a result of negative news related to the company.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $         --
Net Realized Gain (Loss)                                  --
Net Change in Unrealized
  Appreciation/Depreciation                               --
Purchases                                                 --
Sales                                                     --
Transfers In                                              --
  Common Stocks                                           --*
Transfers Out  --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                           --*
                                                ------------
Total Level 3 holdings                          $         --*
                                                ============

* Investment is valued at $0.



OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $  1,107,639
Non-cash Collateral(2)                            (1,107,639)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 72                 See Notes to Financial Statements

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AIRLINES - 4.3%
       331,101 Deutsche Lufthansa AG            $  4,276,506
                                                ------------
               AUTO COMPONENTS - 6.1%
        12,354 Continental AG                      2,388,915
        96,960 Hella KGaA Hueck & Co.              3,658,518
                                                ------------
                                                   6,047,433
                                                ------------
               AUTOMOBILES - 11.7%
        52,997 Bayerische Motoren Werke AG         4,951,122
        52,115 Daimler AG                          3,879,618
        19,312 Volkswagen AG
                 (Preference Shares)               2,710,842
                                                ------------
                                                  11,541,582
                                                ------------
               BANKS - 2.8%
       359,181 Commerzbank AG                      2,739,654
                                                ------------
               CHEMICALS - 13.7%
        30,480 BASF SE                             2,833,406
       104,303 Evonik Industries AG                3,115,970
       190,053 K+S AG                              4,539,345
        34,209 Symrise AG                          2,082,464
         8,883 Wacker Chemie AG                      924,316
                                                ------------
                                                  13,495,501
                                                ------------
               CONSTRUCTION &
                 ENGINEERING - 4.3%
        30,134 HOCHTIEF AG                         4,220,420
                                                ------------
               CONSTRUCTION
                 MATERIALS - 2.0%
        20,667 HeidelbergCement AG                 1,928,156
                                                ------------
               DIVERSIFIED
                 TELECOMMUNICATION
                 SERVICES - 1.6%
        91,270 Deutsche Telekom AG                 1,571,313
                                                ------------
               ELECTRICAL EQUIPMENT - 4.0%
        74,916 OSRAM Licht AG                      3,929,216
                                                ------------
               FOOD PRODUCTS - 3.4%
       141,044 Suedzucker AG                       3,368,783
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 6.8%
        95,690 Carl Zeiss Meditec AG               3,525,482
        42,039 Sartorius AG (Preference Shares)    3,119,791
                                                ------------
                                                   6,645,273
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 2.5%
        31,779 Fresenius SE & Co., KGaA            2,484,158
                                                ------------
               HOUSEHOLD PRODUCTS - 1.5%
        12,728 Henkel AG & Co. KGaA
                 (Preference Shares)               1,517,338
                                                ------------
               INDUSTRIAL CONGLOMERATES - 1.0%
         7,591 Siemens AG                            933,310
                                                ------------
               INSURANCE - 1.7%
         5,456 Allianz SE                            901,692
         7,429 Hannover Rueck SE                     803,910
                                                ------------
                                                   1,705,602
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               IT SERVICES - 1.5%
        35,343 Wirecard AG (a)                  $  1,521,264
                                                ------------
               MACHINERY - 1.5%
        32,967 DMG Mori AG                         1,497,769
                                                ------------
               MEDIA - 1.5%
        29,593 Axel Springer SE                    1,436,999
                                                ------------
               MULTI-UTILITIES - 1.8%
        77,250 E.ON SE                               544,825
        98,279 RWE AG (b)                          1,222,302
                                                ------------
                                                   1,767,127
                                                ------------
               PERSONAL PRODUCTS - 0.7%
         8,215 Beiersdorf AG                         696,990
                                                ------------
               PHARMACEUTICALS - 5.6%
        22,977 Merck KGaA                          2,398,115
        60,062 STADA Arzneimittel AG               3,109,685
                                                ------------
                                                   5,507,800
                                                ------------
               REAL ESTATE MANAGEMENT
                 & DEVELOPMENT - 9.3%
       114,217 Deutsche Wohnen AG                  3,587,678
       151,054 Grand City Properties S.A.          2,749,231
        85,166 Vonovia SE                          2,770,633
                                                ------------
                                                   9,107,542
                                                ------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR
                 EQUIPMENT - 2.8%
       161,219 Infineon Technologies AG            2,801,865
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 5.2%
        27,139 adidas AG                           4,289,465
        13,696 HUGO BOSS AG                          838,066
                                                ------------
                                                   5,127,531
                                                ------------
               TRANSPORTATION
                 INFRASTRUCTURE - 1.7%
        29,036 Fraport AG Frankfurt Airport
                 Services Worldwide                1,716,822
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 0.9%
        30,214 Freenet AG                            851,095
                                                ------------
               TOTAL COMMON STOCKS                98,437,049
               (Cost $102,284,218)              ------------

               MONEY MARKET FUNDS - 1.2%
     1,160,092 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                  0.39% (c) (d)                    1,160,092
               (Cost $1,160,092)                ------------
               TOTAL INVESTMENTS - 101.1%         99,597,141
               (Cost $103,444,310) (e)
               NET OTHER ASSETS AND
                 LIABILITIES - (1.1%)            (1,118,824)
                                                ------------
               NET ASSETS - 100.0%              $ 98,478,317
                                                ============


                        See Notes to Financial Statements                Page 73

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

DECEMBER 31, 2016

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,112,357 and the total value of the collateral held by the Fund is $1,160,092.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $103,608,943. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,462,757 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,474,559.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks *     $ 98,437,049    $ 98,437,049      $     --        $     --
Money Market
  Funds                1,160,092       1,160,092            --              --
                    ------------------------------------------------------------
Total Investments   $ 99,597,141    $ 99,597,141      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $53,041,394 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $  1,112,357
Non-cash Collateral(2)                            (1,112,357)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Germany                                             97.1%
Luxembourg                                           2.8
United States                                        1.2
----------------------------------------------------------
TOTAL INVESTMENTS                                  101.1
NET OTHER ASSETS AND LIABILITIES                    (1.1)
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 74                 See Notes to Financial Statements

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 95.7%
               AEROSPACE & DEFENSE - 3.8%
        79,333 Bombardier, Inc. (a)             $    127,628
         9,859 CAE, Inc.                             137,900
                                                ------------
                                                     265,528
                                                ------------
               AUTO COMPONENTS - 5.3%
         8,484 Magna International, Inc.             368,389
                                                ------------
               CAPITAL MARKETS - 6.1%
         5,401 Brookfield Asset Management,
                 Inc., Class A                       178,203
         8,752 IGM Financial, Inc. (b)               249,005
                                                ------------
                                                     427,208
                                                ------------
               CHEMICALS - 3.8%
        14,658 Potash Corp. of Saskatchewan,
                 Inc.                                265,179
                                                ------------
               COMMERCIAL SERVICES &
                 SUPPLIES - 2.6%
         3,525 Ritchie Bros. Auctioneers, Inc.       119,587
           824 Waste Connections, Inc.                64,649
                                                ------------
                                                     184,236
                                                ------------
               CONSTRUCTION &
                 ENGINEERING - 6.2%
         7,091 SNC-Lavalin Group, Inc.               305,209
         3,894 WSP Global, Inc.                      129,611
                                                ------------
                                                     434,820
                                                ------------
               DIVERSIFIED FINANCIAL
                 SERVICES - 3.8%
        21,155 Element Fleet Management Corp.        196,322
           974 Onex Corp.                             66,290
                                                ------------
                                                     262,612
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.5%
         1,259 BCE, Inc.                              54,415
         3,700 TELUS Corp.                           117,808
                                                ------------
                                                     172,223
                                                ------------
               ELECTRIC UTILITIES - 3.1%
         7,049 Fortis, Inc.                          217,668
                                                ------------
               FOOD & STAPLES RETAILING - 2.9%
         6,839 Metro, Inc.                           204,561
                                                ------------
               FOOD PRODUCTS - 2.5%
         8,367 Maple Leaf Foods, Inc.                175,236
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 2.0%
         2,862 Restaurant Brands International,
                 Inc.                                136,316
                                                ------------
               INSURANCE - 8.8%
           111 Fairfax Financial Holdings Ltd.        53,613
         5,685 Industrial Alliance Insurance &
                 Financial Services, Inc.            226,062
         4,355 Manulife Financial Corp.               77,554
         8,395 Power Corp. of Canada                 187,889


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               INSURANCE (CONTINUED)
         1,813 Sun Life Financial, Inc.         $     69,609
                                                ------------
                                                     614,727
                                                ------------
               MEDIA - 4.4%
         2,079 Quebecor, Inc., Class B                57,788
        12,412 Shaw Communications, Inc.             249,044
                                                ------------
                                                     306,832
                                                ------------
               METALS & MINING - 19.8%
        11,905 Detour Gold Corp. (a)                 162,174
        15,565 Goldcorp, Inc.                        211,915
        24,275 Kinross Gold Corp. (a)                 75,755
        10,122 Silver Wheaton Corp.                  195,557
        22,620 Teck Resources Ltd., Class B          452,686
        88,047 Turquoise Hill Resources Ltd. (a)     282,637
                                                ------------
                                                   1,380,724
                                                ------------
               MULTI-UTILITIES - 2.4%
         5,094 ATCO, Ltd., Class I                   169,440
                                                ------------
               MULTILINE RETAIL - 1.6%
         1,093 Canadian Tire Corp., Ltd.,
                 Class A                             113,374
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 12.3%
        21,531 Cenovus Energy, Inc.                  325,535
         2,400 Enbridge Income Fund
                 Holdings, Inc.                       62,152
        12,482 Seven Generations Energy Ltd.,
                 Class A (a)                         291,074
         3,949 TransCanada Corp.                     178,060
                                                ------------
                                                     856,821
                                                ------------
               PHARMACEUTICALS - 1.8%
         8,862 Valeant Pharmaceuticals
                 International, Inc. (a)             128,509
                                                ------------
               TOTAL COMMON STOCKS                 6,684,403
               (Cost $6,624,931)                ------------

               REAL ESTATE INVESTMENT
                 TRUSTS - 3.9%
               EQUITY REAL ESTATE INVESTMENT
                 TRUSTS - 3.9%
        11,603 Canadian Apartment
                 Properties (b)                      271,095
               (Cost $293,127)                  ------------

               MONEY MARKET FUNDS - 5.8%
       407,124 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.39% (c) (d)                       407,124
               (Cost $407,124)                  ------------

               TOTAL INVESTMENTS - 105.4%          7,362,622
               (Cost $7,325,182) (e)
               NET OTHER ASSETS AND
                 LIABILITIES - (5.4%)               (375,184)
                                                ------------
               NET ASSETS - 100.0%              $  6,987,438
                                                ============


                        See Notes to Financial Statements                Page 75

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

DECEMBER 31, 2016

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $390,023 and the total value of the collateral held by the Fund is $407,124.

(c)   Interest rate shown reflects yield as of December 31, 2016.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $7,326,221. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $654,080 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $617,679.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $  6,684,403    $  6,684,403      $     --        $     --
Real Estate
 Investment Trusts*      271,095         271,095            --              --
Money Market
 Funds                   407,124         407,124            --              --
                    ------------------------------------------------------------
Total Investments   $  7,362,622    $  7,362,622      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $    390,023
Non-cash Collateral(2)                              (390,023)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.

COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Canada                                              99.6%
United States                                        5.8
---------------------------------------------------------
TOTAL INVESTMENTS                                  105.4
NET OTHER ASSETS AND LIABILITIES                    (5.4)
                                                  -------
TOTAL                                              100.0%
                                                  =======

CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Canadian Dollar                                     94.5%
U.S. Dollar                                          5.5
---------------------------------------------------------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 76                 See Notes to Financial Statements

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 73.2%
               AIRLINES - 3.7%
        22,106 Qantas Airways Ltd.              $     53,123
                                                ------------
               BANKS - 4.1%
         1,292 Australia & New Zealand
                 Banking Group Ltd.                   28,363
         3,247 Bendigo & Adelaide Bank Ltd.           29,782
                                                ------------
                                                      58,145
                                                ------------
               BEVERAGES - 1.0%
         1,894 Coca-Cola Amatil Ltd.                  13,832
                                                ------------
               BIOTECHNOLOGY - 0.7%
           139 CSL Ltd.                               10,072
                                                ------------
               CAPITAL MARKETS - 1.0%
           226 Macquarie Group Ltd.                   14,209
                                                ------------
               CHEMICALS - 2.9%
        15,742 Incitec Pivot Ltd.                     40,897
                                                ------------
               CONSTRUCTION &
                 ENGINEERING - 1.5%
           872 CIMIC Group Ltd.                       21,987
                                                ------------
               CONSTRUCTION
                 MATERIALS - 2.1%
         7,517 Boral Ltd.                             29,347
                                                ------------
               CONTAINERS &
                 PACKAGING - 1.6%
         2,088 Amcor Ltd.                             22,527
                                                ------------
               DIVERSIFIED
                 TELECOMMUNICATION
                 SERVICES - 3.2%
         5,606 Telstra Corp., Ltd.                    20,632
         5,239 TPG Telecom Ltd.                       25,785
                                                ------------
                                                      46,417
                                                ------------
               ELECTRIC UTILITIES - 2.3%
        28,509 AusNet Services                        32,506
                                                ------------
               FOOD & STAPLES
                 RETAILING - 1.7%
           777 Wesfarmers Ltd.                        23,629
                                                ------------
               HEALTH CARE EQUIPMENT
                 & SUPPLIES - 4.0%
           643 Cochlear Ltd.                          56,866
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 5.4%
           652 Ramsay Health Care Ltd.                32,136
         2,893 Sonic Healthcare Ltd.                  44,678
                                                ------------
                                                      76,814
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 7.4%
         5,647 Aristocrat Leisure Ltd.                63,165
           915 Domino's Pizza Enterprises Ltd.        42,913
                                                ------------
                                                     106,078
                                                ------------
               INSURANCE - 4.7%
        26,415 Medibank Pvt Ltd.                      53,756
         1,494 QBE Insurance Group Ltd.               13,390
                                                ------------
                                                      67,146
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               MEDIA - 0.7%
           262 REA Group Ltd.                   $     10,442
                                                ------------
               METALS & MINING - 11.5%
        22,264 Fortescue Metals Group Ltd.            94,634
         2,033 Newcrest Mining Ltd.                   29,709
        20,240 South32 Ltd.                           40,167
                                                ------------
                                                     164,510
                                                ------------
               MULTI-UTILITIES - 3.6%
         3,232 AGL Energy Ltd.                        51,522
                                                ------------
               MULTILINE RETAIL - 0.9%
         3,381 Harvey Norman Holdings Ltd.            12,541
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 2.7%
         8,131 Origin Energy Ltd.                     38,668
                                                ------------
               PROFESSIONAL SERVICES - 2.3%
         3,074 SEEK Ltd.                              33,009
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.7%
         3,711 LendLease Group                        39,153
                                                ------------
               ROAD & RAIL - 0.8%
         3,233 Aurizon Holdings Ltd.                  11,782
                                                ------------
               TRANSPORTATION
                 INFRASTRUCTURE - 0.7%
         1,300 Transurban Group                        9,682
                                                ------------
               TOTAL COMMON STOCKS                 1,044,904
               (Cost $935,359)                  ------------

               REAL ESTATE INVESTMENT
                 TRUSTS  - 26.2%
               EQUITY REAL ESTATE INVESTMENT
                 TRUSTS - 26.2%
         8,639 Dexus Property Group                   59,974
        10,960 Goodman Group                          56,393
        11,523 GPT (The) Group                        41,828
        38,577 Mirvac Group                           59,297
        12,671 Scentre Group                          42,428
        16,545 Stockland                              54,684
         9,389 Vicinity Centres                       20,259
         5,854 Westfield Corp.                        39,626
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                   374,489
               (Cost $347,385)                  ------------
               TOTAL INVESTMENTS - 99.4%           1,419,393
               (Cost $1,282,744) (a)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.6%                    8,008
                                                ------------
               NET ASSETS - 100.0%              $  1,427,401
                                                ============

(a) Aggregate cost for federal income tax purposes is $1,328,705. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $167,801 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $77,113.


                        See Notes to Financial Statements                Page 77

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $  1,044,904    $  1,044,904      $     --        $     --
Real Estate
  Investment Trusts*     374,489         374,489            --              --
                    ------------------------------------------------------------
Total Investments   $  1,419,393    $  1,419,393      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $937,570 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Australia                                           99.4%
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.4
NET OTHER ASSETS AND LIABILITIES                     0.6
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation which can be different from the country categorization of the Fund's underlying index.


Page 78                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 83.1%
               AEROSPACE & DEFENSE - 3.6%
        70,865 BAE Systems PLC                  $    516,581
        45,742 Meggitt PLC                           258,524
     1,341,636 Rolls-Royce Holdings PLC (a) (b)        1,653
        26,096 Rolls-Royce Holdings PLC              214,834
                                                ------------
                                                     991,592
                                                ------------
               AIR FREIGHT & LOGISTICS - 0.4%
        18,530 Royal Mail PLC                        105,527
                                                ------------
               AIRLINES - 3.0%
        34,196 easyJet PLC                           423,539
        75,271 International Consolidated
                 Airlines Group S.A.                 408,996
                                                ------------
                                                     832,535
                                                ------------
               BANKS - 0.6%
        19,927 HSBC Holdings PLC                     161,322
                                                ------------
               CAPITAL MARKETS - 4.0%
        84,782 3i Group PLC                          735,577
       131,996 Henderson Group PLC                   383,255
                                                ------------
                                                   1,118,832
                                                ------------
               CHEMICALS - 0.9%
         6,628 Johnson Matthey PLC                   259,917
                                                ------------
               COMMERCIAL SERVICES &
                 SUPPLIES - 2.1%
        10,262 Babcock International Group
                  PLC                                120,525
         7,624 Berendsen PLC                          81,791
       144,153 Rentokil Initial PLC                  394,747
                                                ------------
                                                     597,063
                                                ------------
               CONTAINERS &
                 PACKAGING - 2.2%
        47,395 RPC Group PLC                         622,062
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 0.7%
        45,285 BT Group PLC                          204,764
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS &
                 COMPONENTS - 2.0%
        36,513 Halma PLC                             403,863
         5,088 Spectris PLC                          145,035
                                                ------------
                                                     548,898
                                                ------------
               ENERGY EQUIPMENT &
                 SERVICES - 0.5%
        13,492 John Wood Group PLC                   145,657
                                                ------------
               FOOD & STAPLES RETAILING - 2.3%
       119,893 J Sainsbury PLC                       368,356
        99,078 WM Morrison Supermarkets
                  PLC                                281,693
                                                ------------
                                                     650,049
                                                ------------
               FOOD PRODUCTS - 1.7%
        55,548 Tate & Lyle PLC                       484,336
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HEALTH CARE PROVIDERS
                 & SERVICES - 3.9%
        42,390 Mediclinic International PLC     $    402,781
        35,845 NMC Health PLC                        682,068
                                                ------------
                                                   1,084,849
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 7.0%
         8,414 Carnival PLC                          427,738
        32,644 Compass Group PLC                     603,859
         6,743 InterContinental Hotels Group
                 PLC                                 302,321
         5,316 Whitbread PLC                         247,382
       108,160 William Hill PLC                      386,826
                                                ------------
                                                   1,968,126
                                                ------------
               HOUSEHOLD DURABLES - 9.3%
        94,001 Barratt Developments PLC              535,676
        19,564 Bellway PLC                           596,980
        11,041 Berkeley Group Holdings PLC           382,082
        25,662 Persimmon PLC                         561,675
       280,681 Taylor Wimpey PLC                     530,974
                                                ------------
                                                   2,607,387
                                                ------------
               HOUSEHOLD PRODUCTS - 0.8%
         2,478 Reckitt Benckiser Group PLC           210,291
                                                ------------
               INDUSTRIAL
                 CONGLOMERATES - 2.0%
         5,638 DCC PLC                               419,675
         8,050 Smiths Group PLC                      140,479
                                                ------------
                                                     560,154
                                                ------------
               INSURANCE - 2.9%
        27,628 Direct Line Insurance Group PLC       125,776
         8,997 Hiscox Ltd.                           112,764
        37,171 RSA Insurance Group PLC               268,444
        63,239 Standard Life PLC                     289,921
                                                ------------
                                                     796,905
                                                ------------
               INTERNET & DIRECT
                 MARKETING RETAIL - 2.0%
         9,313 ASOS PLC (b)                          569,735
                                                ------------
               MEDIA - 1.6%
        38,229 Informa PLC                           320,371
        14,483 UBM PLC                               130,565
                                                ------------
                                                     450,936
                                                ------------
               METALS & MINING - 4.5%
        25,542 Anglo American PLC (b)                365,144
        22,586 Fresnillo PLC                         339,865
        26,599 Polymetal International PLC           280,274
         3,310 Randgold Resources Ltd.               261,684
                                                ------------
                                                   1,246,967
                                                ------------
               MULTI-UTILITIES - 0.7%
        16,940 National Grid PLC                     198,664
                                                ------------
               MULTILINE RETAIL - 1.3%
        87,389 Marks & Spencer Group PLC             376,944
                                                ------------


                        See Notes to Financial Statements                Page 79

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE
                 FUELS - 2.8%
        63,565 BP PLC                           $    399,208
        13,506 Royal Dutch Shell PLC                 391,818
                                                ------------
                                                     791,026
                                                ------------
               PAPER & FOREST PRODUCTS - 1.0%
        13,309 Mondi PLC                             273,257
                                                ------------
               PERSONAL PRODUCTS - 1.9%
        12,969 Unilever PLC                          526,240
                                                ------------
               PHARMACEUTICALS - 1.9%
        25,715 BTG PLC (b)                           186,978
        17,358 GlaxoSmithKline PLC                   334,143
                                                ------------
                                                     521,121
                                                ------------
               PROFESSIONAL SERVICES - 2.1%
        10,673 Intertek Group PLC                    457,870
         6,746 RELX PLC                              120,467
                                                ------------
                                                     578,337
                                                ------------
               REAL ESTATE MANAGEMENT
                 & DEVELOPMENT - 2.0%
       156,290 Capital & Counties Properties
                 PLC                                 572,250
                                                ------------
               SOFTWARE - 0.6%
         5,755 Micro Focus International PLC         154,545
                                                ------------
               SPECIALTY RETAIL - 3.3%
       201,294 JD Sports Fashion PLC                 788,629
        28,788 Kingfisher PLC                        124,281
                                                ------------
                                                     912,910
                                                ------------
               TEXTILES, APPAREL &
                 LUXURY GOODS - 1.1%
        16,005 Burberry Group PLC                    295,277
                                                ------------
               TOBACCO - 2.2%
         1,915 British American Tobacco PLC          109,070
        11,450 Imperial Brands PLC                   499,881
                                                ------------
                                                     608,951
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 4.2%
        26,174 Ashtead Group PLC                     509,658
        20,165 Bunzl PLC                             524,115
         2,399 Wolseley PLC                          146,703
                                                ------------
                                                   1,180,476
                                                ------------
               TOTAL COMMON STOCKS                23,207,902
               (Cost $26,288,626)               ------------
               REAL ESTATE INVESTMENT
                 TRUSTS - 16.3%
               EQUITY REAL ESTATE
                 INVESTMENT TRUSTS - 16.3%
        76,473 British Land Co., PLC                 593,274
        17,764 Derwent London PLC                    606,856
        74,092 Great Portland Estates PLC            610,414
        86,280 Hammerson PLC                         609,279
       128,003 Intu Properties PLC                   443,753
        35,743 Land Securities Group PLC             469,570
       111,932 Segro PLC                             631,926


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               EQUITY REAL ESTATE
                 INVESTMENT TRUSTS (CONTINUED)
        52,810 Shaftesbury PLC                  $    591,605
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                 4,556,677
               (Cost $6,587,473)                ------------

               TOTAL INVESTMENTS - 99.4%          27,764,579
               (Cost $32,876,099) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.6%                  161,182
                                                ------------
               NET ASSETS - 100.0%              $ 27,925,761
                                                ============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $1,653 or 0.0% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $32,899,572. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,174,298 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,309,291.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
Aerospace &
 Defense            $    991,592    $    989,939      $  1,653        $     --
Other Industry
  Categories*         22,216,310      22,216,310            --              --
                    ------------------------------------------------------------
Total Common
  Stocks              23,207,902      23,206,249         1,653              --
Real Estate
  Investment Trusts*   4,556,677       4,556,677            --              --
                    ------------------------------------------------------------
Total Investments   $ 27,764,579    $ 27,762,926      $  1,653        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $15,174,742 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


Page 80                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

DECEMBER 31, 2016

COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
United Kingdom                                      91.7%
Jersey                                               4.3
Ireland                                              1.5
Spain                                                1.5
Bermuda                                              0.4
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.4
NET OTHER ASSETS AND LIABILITIES                     0.6
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


                        See Notes to Financial Statements                Page 81

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.7%
               AUTO COMPONENTS - 1.5%
        23,845 Cheng Shin Rubber Industry
                 Co., Ltd.                      $     44,984
                                                ------------
               BANKS - 8.5%
        51,004 Chang Hwa Commercial
                 Bank Ltd.                            27,141
        51,657 CTBC Financial Holding
                 Co., Ltd.                            28,290
        93,321 E.Sun Financial Holding
                 Co., Ltd.                            53,134
        51,253 Hua Nan Financial Holdings
                 Co., Ltd.                            25,842
       177,971 SinoPac Financial Holdings
                 Co., Ltd.                            50,140
       209,099 Taishin Financial Holding
                 Co., Ltd.                            76,557
                                                ------------
                                                     261,104
                                                ------------
               CAPITAL MARKETS - 0.9%
        77,496 Yuanta Financial Holding Co.,
                 Ltd.                                 28,855
                                                ------------
               CHEMICALS - 1.9%
         9,950 Formosa Chemicals & Fibre Corp.        29,730
        13,212 Nan Ya Plastics Corp.                  29,188
                                                ------------
                                                      58,918
                                                ------------
               CONSTRUCTION MATERIALS - 2.4%
        57,774 Asia Cement Corp.                      47,235
        25,147 Taiwan Cement Corp.                    27,426
                                                ------------
                                                      74,661
                                                ------------
               DIVERSIFIED FINANCIAL
                 SERVICES - 3.3%
        64,219 Fubon Financial Holding Co., Ltd.     101,622
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.8%
        27,672 Chunghwa Telecom Co., Ltd.             87,148
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 14.5%
       220,809 AU Optronics Corp.                     80,845
        10,333 Delta Electronics, Inc.                51,137
        42,984 Hon Hai Precision Industry
                 Co., Ltd.                           112,298
       298,501 Innolux Corp.                         107,438
           821 Largan Precision Co., Ltd.             96,546
                                                ------------
                                                     448,264
                                                ------------
               FOOD & STAPLES RETAILING - 3.7%
        16,055 President Chain Store Corp.           115,074
                                                ------------
               FOOD PRODUCTS - 3.4%
        63,461 Uni-President Enterprises Corp.       105,148
                                                ------------
               INDUSTRIAL CONGLOMERATES - 4.1%
       167,907 Far Eastern New Century Corp.         126,077
                                                ------------
               INSURANCE - 5.5%
        46,055 Cathay Financial Holding Co.,
                 Ltd.                                 68,878
       100,987 China Life Insurance Co., Ltd.        100,426
                                                ------------
                                                     169,304
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 7.9%
        43,981 Advanced Semiconductor
                 Engineering, Inc.              $     45,101
        14,879 Taiwan Semiconductor
                 Manufacturing Co., Ltd.              83,792
       319,823 United Microelectronics Corp.         113,128
                                                ------------
                                                     242,021
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS - 32.5%
         9,889 Advantech Co., Ltd.                    78,090
         3,036 Asustek Computer, Inc.                 24,963
        16,967 Catcher Technology Co., Ltd.          117,925
       159,201 Compal Electronics, Inc.               91,137
        53,980 Foxconn Technology Co., Ltd.          142,868
        31,148 HTC Corp. (a)                          76,350
       141,086 Inventec Corp.                         96,745
        91,834 Lite-On Technology Corp.              138,482
        47,549 Pegatron Corp.                        113,602
        66,062 Quanta Computer, Inc.                 123,601
                                                ------------
                                                   1,003,763
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 3.0%
        74,885 Pou Chen Corp.                         93,406
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.8%
        31,038 Far EasTone Telecommunications
                 Co., Ltd.                            69,821
        14,328 Taiwan Mobile Co., Ltd.                46,235
                                                ------------
                                                     116,056
                                                ------------
               TOTAL INVESTMENTS - 99.7%           3,076,405
               (Cost $2,750,874) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.3%                   10,315
                                                ------------
               NET ASSETS - 100.0%              $  3,086,720
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $2,909,954. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $420,688 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $254,237.


Page 82                 See Notes to Financial Statements

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $  3,076,405    $  3,076,405      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $2,074,348 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


COUNTRY ALLOCATION **                        % OF NET ASSETS
------------------------------------------------------------
Taiwan                                              99.7%
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.7
NET OTHER ASSETS AND LIABILITIES                     0.3
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


                        See Notes to Financial Statements                Page 83

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 92.7%
               AIRLINES - 2.2%
       138,000 Cathay Pacific Airways Ltd.      $    181,520
                                                ------------
               AUTO COMPONENTS - 4.6%
       456,000 Xinyi Glass Holdings Ltd.             372,821
                                                ------------
               BANKS - 0.8%
        36,000 Dah Sing Banking Group Ltd.            66,201
                                                ------------
               COMMUNICATIONS EQUIPMENT
                 - 1.1%
         6,400 VTech Holdings Ltd.                    85,586
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.7%
       398,598 PCCW Ltd.                             215,889
                                                ------------
               ELECTRIC UTILITIES - 2.9%
         7,597 Cheung Kong Infrastructure
                 Holdings Ltd.                        60,447
        19,500 CLP Holdings Ltd.                     179,170
                                                ------------
                                                     239,617
                                                ------------
               FOOD & STAPLES RETAILING - 1.0%
        95,500 Sun Art Retail Group Ltd.              83,745
                                                ------------
               FOOD PRODUCTS - 3.4%
       342,025 WH Group Ltd. (a)                     276,549
                                                ------------
               GAS UTILITIES - 0.7%
        44,000 China Gas Holdings Ltd.                59,692
                                                ------------
               HOTELS, RESTAURANTS &
                 LEISURE - 2.8%
       134,000 Shangri-La Asia Ltd.                  141,353
       109,892 SJM Holdings Ltd.                      86,162
                                                ------------
                                                     227,515
                                                ------------
               HOUSEHOLD DURABLES - 5.2%
       371,200 Man Wah Holdings Ltd.                 251,312
        48,496 Techtronic Industries Co., Ltd.       173,859
                                                ------------
                                                     425,171
                                                ------------
               INDUSTRIAL CONGLOMERATES - 6.0%
        24,386 CK Hutchison Holdings Ltd.            276,424
       127,285 NWS Holdings Ltd.                     207,477
                                                ------------
                                                     483,901
                                                ------------
               INSURANCE - 1.6%
        22,462 AIA Group Ltd.                        126,728
                                                ------------
               PAPER & FOREST PRODUCTS - 7.3%
       451,500 Lee & Man Paper
                 Manufacturing Ltd.                  350,510
       264,000 Nine Dragons Paper Holdings Ltd.      239,335
                                                ------------
                                                     589,845
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 42.8%
        21,500 Cheung Kong Property
                 Holdings Ltd.                       131,836
       752,500 Fullshare Holdings Ltd.               351,286


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT (CONTINUED)
        67,000 Great Eagle Holdings Ltd.        $    319,253
        22,097 Hang Lung Group Ltd.                   76,939
        59,632 Henderson Land Development
                 Co., Ltd.                           317,212
        29,665 Hysan Development Co., Ltd.           122,608
       136,395 Kerry Properties Ltd.                 370,252
       330,875 New World Development Co., Ltd.       349,884
       159,000 Shimao Property Holdings Ltd.         207,913
       164,527 Sino Land Co., Ltd.                   246,541
        10,667 Sun Hung Kai Properties Ltd.          134,808
        18,000 Swire Pacific Ltd., Class A           171,887
        75,600 Swire Properties Ltd.                 208,632
        22,580 Wharf Holdings (The) Ltd.             150,106
        56,985 Wheelock & Co., Ltd.                  320,768
                                                ------------
                                                   3,479,925
                                                ------------
               ROAD & RAIL - 1.6%
        26,723 MTR Corp., Ltd.                       129,919
                                                ------------
               SPECIALTY RETAIL - 1.5%
        65,500 L'Occitane International SA           123,829
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 4.5%
       138,000 Li & Fung Ltd.                         60,685
        84,753 Yue Yuen Industrial Holdings Ltd.     307,666
                                                ------------
                                                     368,351
                                                ------------
               TOTAL COMMON STOCKS                 7,536,804
               (Cost $7,992,400)                ------------

               REAL ESTATE INVESTMENT
                 TRUSTS - 7.1%
               EQUITY REAL ESTATE INVESTMENT
                 TRUSTS - 7.1%
       474,680 Champion REIT                         257,097
        49,401 Link REIT                             321,079
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                   578,176
               (Cost $586,744)                  ------------
               TOTAL INVESTMENTS - 99.8%           8,114,980
               (Cost $8,579,144) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.2%                   17,686
                                                ------------
               NET ASSETS - 100.0%              $  8,132,666
                                                ============

(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Aggregate cost for federal income tax purposes is $8,588,232. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $303,108 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $776,360.


Page 84                 See Notes to Financial Statements

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*        $7,536,804    $  7,536,804      $     --        $     --
Real Estate
  Investment Trusts*     578,176         578,176            --              --
                    ------------------------------------------------------------
Total Investments     $8,114,980    $  8,114,980      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $4,696,393 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, this investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Hong Kong                                           48.2%
Bermuda                                             25.9
Cayman Islands                                      24.2
Luxembourg                                           1.5
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.8
NET OTHER ASSETS AND LIABILITIES                     0.2
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.

CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Hong Kong Dollar                                   100.0%
                                                  =======


                        See Notes to Financial Statements                Page 85

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.7%
               AIR FREIGHT & LOGISTICS - 1.6%
        13,541 Panalpina Welttransport
                 Holding AG                     $  1,691,461
                                                ------------
               BIOTECHNOLOGY - 4.0%
        19,311 Actelion Ltd.                       4,181,553
                                                ------------
               BUILDING PRODUCTS - 5.8%
         4,638 dormakaba Holding AG                3,447,870
         6,424 Geberit AG                          2,575,152
                                                ------------
                                                   6,023,022
                                                ------------
               CAPITAL MARKETS - 9.1%
         7,567 Partners Group Holding AG           3,546,450
       250,758 UBS Group AG                        3,927,713
        37,479 Vontobel Holding AG                 1,967,252
                                                ------------
                                                   9,441,415
                                                ------------
               CHEMICALS - 5.7%
        47,966 Clariant AG                           827,617
         1,565 EMS-Chemie Holding AG                 795,333
           804 Givaudan S.A.                       1,473,302
           584 Sika AG                             2,805,586
                                                ------------
                                                   5,901,838
                                                ------------
               CONSTRUCTION MATERIALS - 3.0%
        58,318 LafargeHolcim Ltd.                  3,072,533
                                                ------------
               DIVERSIFIED FINANCIAL
                 SERVICES - 3.8%
        61,376 Pargesa Holding S.A.                3,996,100
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.9%
        12,674 Sunrise Communications
                 Group AG (a)                        833,897
         4,898 Swisscom AG                         2,193,831
                                                ------------
                                                   3,027,728
                                                ------------
               FOOD PRODUCTS - 9.4%
        21,988 Aryzta AG                             968,439
         3,290 Barry Callebaut AG                  4,025,670
         6,641 Emmi AG                             4,020,600
        10,481 Nestle S.A.                           751,878
                                                ------------
                                                   9,766,587
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 8.3%
         6,106 Sonova Holding AG                     739,940
        10,271 Straumann Holding AG                4,009,351
        21,440 Ypsomed Holding AG                  3,895,119
                                                ------------
                                                   8,644,410
                                                ------------
               INSURANCE - 14.1%
        21,853 Baloise Holding AG                  2,753,354
         3,112 Helvetia Holding AG                 1,676,256
        17,598 Swiss Life Holding AG               4,980,599
        46,487 Swiss Re AG                         4,405,377
         3,290 Zurich Insurance Group AG             905,937
                                                ------------
                                                  14,721,523
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               LIFE SCIENCES TOOLS &
                 SERVICES - 1.6%
         9,774 Lonza Group AG                   $  1,692,189
                                                ------------
               MACHINERY - 9.9%
        13,833 Bucher Industries AG                3,406,290
         3,039 Georg Fischer AG                    2,488,978
         8,951 Schindler Holding AG                1,578,709
        34,489 SFS Group AG                        2,814,530
                                                ------------
                                                  10,288,507
                                                ------------
               PHARMACEUTICALS - 3.2%
        19,802 COSMO Pharmaceuticals NV            3,292,231
                                                ------------
               PROFESSIONAL SERVICES - 2.8%
         1,413 SGS S.A.                            2,875,121
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.8%
         8,339 PSP Swiss Property AG                 720,644
        26,801 Swiss Prime Site AG                 2,193,719
                                                ------------
                                                   2,914,363
                                                ------------
               TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS - 2.4%
        99,747 Logitech International S.A.         2,488,043
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 7.7%
        55,543 Cie Financiere Richemont S.A.       3,679,049
        13,922 Swatch Group (The) AG               4,329,861
                                                ------------
                                                   8,008,910
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 1.6%
         9,155 Flughafen Zuerich AG                1,698,301
                                                ------------
               TOTAL INVESTMENTS - 99.7%         103,725,835
               (Cost $102,802,489) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.3%                  353,939
                                                ------------
               NET ASSETS - 100.0%              $104,079,774
                                                ============

(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Aggregate cost for federal income tax purposes is $102,853,458. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,439,538 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,567,161.


Page 86                 See Notes to Financial Statements

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $103,725,835    $103,725,835      $     --        $     --
                    ============================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $69,574,071 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.


COUNTRY ALLOCATION**                         % OF NET ASSETS
------------------------------------------------------------
Switzerland                                         96.5%
Netherlands                                          3.2
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.7
NET OTHER ASSETS AND LIABILITIES                     0.3
                                                  -------
TOTAL                                              100.0%
                                                  =======

** Portfolio securities are categorized based on their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


                        See Notes to Financial Statements                Page 87

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 94.8%
               AUSTRALIA - 10.2%
         3,254 Altium Ltd.                      $     18,997
         3,882 Australian Pharmaceutical
                 Industries Ltd.                       5,771
         3,501 Automotive Holdings Group Ltd.          9,980
         4,945 Bapcor Ltd.                            21,126
         3,385 Bega Cheese Ltd.                       10,357
         2,317 Bellamy's Australia Ltd. (b)           11,169
        33,446 Cleanaway Waste Management
                 Ltd.                                 29,688
         1,698 Corporate Travel Management
                 Ltd.                                 22,449
         2,012 Credit Corp Group Ltd.                 26,048
         6,950 Downer EDI Ltd.                        30,544
         5,522 Eclipx Group Ltd.                      14,944
        13,926 Genworth Mortgage Insurance
                 Australia Ltd.                       32,862
         1,293 JB Hi-Fi Ltd.                          26,164
         3,746 Mayne Pharma Group Ltd. (c)             3,636
        14,339 Metcash Ltd. (c)                       23,593
         1,354 Mineral Resources Ltd.                 11,843
           825 Monadelphous Group Ltd.                 6,686
        11,050 Nanosonics Ltd. (c)                    24,800
         5,326 NEXTDC Ltd. (c)                        13,990
         4,803 Nib Holdings Ltd.                      16,464
         1,599 Nufarm Ltd.                            10,570
         4,929 OZ Minerals Ltd.                       28,065
         3,882 Regis Resources Ltd.                    8,320
        19,015 Resolute Mining Ltd.                   17,839
         4,300 Retail Food Group Ltd.                 21,784
         4,366 Seven Group Holdings Ltd.              24,702
        51,315 Seven West Media Ltd.                  29,810
        26,473 Sigma Pharmaceuticals Ltd.             24,644
         5,114 Southern Cross Media Group Ltd.         5,702
        14,004 Spotless Group Holdings Ltd.           10,005
         7,046 St. Barbara Ltd. (c)                   10,373
        13,144 Steadfast Group Ltd.                   20,963
         1,472 Super Retail Group Ltd.                10,994
         1,268 Technology One Ltd.                     5,170
         1,946 Virtus Health Ltd.                      8,763
         7,552 Vita Group Ltd.                        17,603
         3,229 Webjet Ltd.                            24,700
        15,290 Whitehaven Coal Ltd. (c)               28,799
         2,698 WorleyParsons Ltd. (c)                 18,925
                                                ------------
                                                     688,842
                                                ------------
               AUSTRIA - 0.5%
           212 BUWOG AG                                4,930
         1,503 CA Immobilien Anlagen AG               27,632
                                                ------------
                                                      32,562
                                                ------------
               BELGIUM - 0.6%
           246 D'ieteren S.A. N.V.                    10,874
         3,745 Euronav N.V.                           29,878
                                                ------------
                                                      40,752
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               BERMUDA - 2.5%
        36,000 China Water Affairs Group Ltd.   $     23,584
         5,000 Fairwood Holdings Ltd.                 18,279
         3,981 Frontline Ltd.                         28,583
        75,000 Huabao International Holdings
                 Ltd. (c)                             31,820
        87,000 Pou Sheng International Holdings
                 Ltd.                                 24,907
        24,000 Skyworth Digital Holdings Ltd.         13,680
        42,000 Texwinca Holdings Ltd                  27,460
                                                ------------
                                                     168,313
                                                ------------
               CANADA - 5.8%
         1,247 Aecon Group, Inc.                      14,164
           339 Ag Growth International, Inc.          13,261
           402 AGT Food & Ingredients, Inc.           10,970
         2,133 Air Canada (c)                         21,717
         2,190 B2Gold Corp. (c)                        5,203
            92 Boyd Group Income Fund                  5,863
         1,860 Corus Entertainment, Inc.,
                 Class B                              17,455
           799 Enercare, Inc.                         10,616
           642 Exchange Income Corp.                  19,963
           670 Genworth MI Canada, Inc.               16,797
         2,026 Interfor Corp. (c)                     22,680
           550 Linamar Corp.                          23,632
         2,774 Martinrea International, Inc.          17,747
           344 Medical Facilities Corp.                4,502
           191 New Flyer Industries, Inc.              5,810
         1,118 Norbord, Inc.                          28,236
         1,534 Paramount Resources Ltd.,
                 Class A (c)                          20,645
           974 Parkland Fuel Corp.                    20,406
         3,206 Penn West Petroleum Ltd. (c)            5,659
           244 Premium Brands Holdings Corp.          12,532
         4,799 Student Transportation, Inc.           26,843
         3,877 TransAlta Corp.                        21,455
         2,138 Transcontinental, Inc., Class A        35,335
           657 WestJet Airlines Ltd.                  11,274
                                                ------------
                                                     392,765
                                                ------------
               CAYMAN ISLANDS - 1.1%
        86,000 GCL-Poly Energy Holdings
                 Ltd. (c)                             10,314
       200,000 Hua Han Bio-Pharmaceutical
                 Holdings Ltd. (b) (c)                13,669
         8,000 NagaCorp Ltd.                           4,612
         3,500 NetDragon Websoft Holdings,
                 Inc.                                  9,704
        86,666 Superb Summit International
                 Group Ltd. (b) (c)                        0
        90,000 Tongda Group Holdings Ltd.             23,212
        22,000 Wasion Group Holdings Ltd.             11,831
                                                ------------
                                                      73,342
                                                ------------
               FINLAND - 2.3%
           444 Cramo OYJ                              11,119
           847 Kemira OYJ                             10,815
           647 Konecranes OYJ                         23,006
         4,171 Outokumpu OYJ (c)                      37,342


Page 88                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               FINLAND (CONTINUED)
         2,406 Sanoma OYJ                       $     20,882
         4,456 Sponda OYJ                             20,526
         1,905 Valmet OYJ                             28,034
           712 YIT OYJ                                 5,689
                                                ------------
                                                     157,413
                                                ------------
               FRANCE - 1.6%
           246 Alten S.A.                             17,277
           144 Eramet (c)                              8,601
           156 Groupe Fnac S.A. (c)                   10,548
           702 IPSOS                                  22,054
           849 Neopost S.A.                           26,561
           400 Nexans S.A. (c)                        20,720
                                                ------------
                                                     105,761
                                                ------------
               GERMANY - 3.2%
         1,440 ADLER Real Estate AG (c)               21,964
           182 AURELIUS SE & Co., KGaA                10,656
            99 Bechtle AG                             10,298
           319 Cewe Stiftung & Co., KGAA              28,398
           247 Deutsche EuroShop AG                   10,055
           323 ElringKlinger AG                        5,398
         4,063 Evotec AG (c)                          31,829
           473 Grammer AG                             23,675
           302 Indus Holding AG                       16,416
           941 Kloeckner & Co. SE                     11,797
           187 Nemetschek AG                          10,878
           785 PATRIZIA Immobilien AG (c)             13,044
           525 Salzgitter AG                          18,541
                                                ------------
                                                     212,949
                                                ------------
               GREECE - 0.2%
        20,085 Eurobank Ergasias SA (c)               13,637
                                                ------------
               HONG KONG - 0.4%
        22,000 Melco International
                 Development Ltd.                     29,903
                                                ------------
               ISRAEL - 0.5%
         1,880 Mazor Robotics Ltd. (c)                21,059
           767 Tower Semiconductor Ltd. (c)           14,669
                                                ------------
                                                      35,728
                                                ------------
               ITALY - 0.4%
           548 Banca Monte dei Paschi di
                 Sien S.p.A.(b) (c)                    8,699
         1,540 BPER Banca                              8,203
           173 Industria Macchine
                 Automatiche S.p.A.                   10,489
                                                ------------
                                                      27,391
                                                ------------
               JAPAN - 36.8%
           300 Adastria Co., Ltd.                      7,778
         1,300 ADEKA Corp.                            17,686
           600 Aeon Fantasy Co., Ltd.                 16,402
           700 Aida Engineering Ltd.                   6,642
         1,300 Alpine Electronics, Inc.               16,940
         1,500 AOKI Holdings, Inc.                    18,456
           700 BML, Inc.                              16,686
         2,200 Bunka Shutter Co., Ltd.                16,979


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
         2,000 Calsonic Kansei Corp.            $     30,614
           200 Cawachi Ltd.                            4,988
         6,000 Central Glass Co., Ltd.                27,979
         2,000 Chiyoda Corp.                          13,861
         2,500 Chugoku Marine Paints Ltd.             18,417
         1,000 CKD Corp.                              11,354
         4,000 Daido Steel Co., Ltd.                  16,565
         1,400 Daikyonishikawa Corp.                  17,992
         1,000 Daio Paper Corp.                       10,584
         2,000 DCM Holdings Co., Ltd.                 17,763
         3,000 Denka Co., Ltd.                        13,245
           400 Dip Corp.                               8,275
         2,000 Dowa Holdings Co., Ltd.                15,298
         1,400 Eagle Industry Co., Ltd.               18,603
           600 Eiken Chemical Co., Ltd.               15,786
           300 Elecom Co., Ltd.                        5,034
           900 Exedy Corp.                            25,335
           300 FCC Co., Ltd.                           5,398
         1,600 Foster Electric Co., Ltd.              30,296
           600 Fuji Soft, Inc.                        14,231
         1,000 Fujitec Co., Ltd.                      11,713
           700 Fukushima Industries Corp.             20,184
           600 Furukawa Electric Co., Ltd.            17,557
           100 Fuyo General Lease Co., Ltd.            4,783
         1,600 G-Tekt Corp.                           31,103
         2,200 Geo Holdings Corp.                     25,638
         4,000 Hanwa Co., Ltd.                        26,182
         1,000 Heiwa Corp.                            22,862
         1,000 Hokuetsu Kishu Paper Co., Ltd.          5,681
         1,000 House Foods Group, Inc.                20,723
           400 Ibiden Co., Ltd.                        5,384
           300 IBJ Leasing Co., Ltd.                   6,705
         1,700 Inabata & Co., Ltd.                    18,749
           600 Information Services
                 International Dentsu Ltd.             9,200
           300 Japan Steel Works (The) Ltd.            5,318
           500 JSP Corp.                              11,632
           200 Kanamoto Co., Ltd.                      5,296
         1,000 Kandenko Co., Ltd.                      9,027
         1,000 Kaneka Corp.                            8,145
         2,000 Kanto Denka Kogyo Co., Ltd.            18,036
         2,100 Kitz Corp.                             11,481
           900 Kohnan Shoji Co., Ltd.                 16,957
           800 Konoike Transport Co., Ltd.            10,521
         4,400 Kumiai Chemical Industry Co.,
                 Ltd.                                 26,805
           600 Kureha Corp.                           22,563
         6,000 KYB Corp.                              29,108
           900 Kyoei Steel Ltd.                       17,149
           400 Kyowa Exeo Corp.                        5,757
           600 Kyudenko Corp.                         16,120
           300 Lasertec Corp.                          5,860
         2,600 Leopalace21 Corp.                      14,371
           400 Life Corp.                             11,277
         1,000 Maeda Road Construction Co.,
                 Ltd.                                 16,727
         5,000 Makino Milling Machine Co., Ltd.       39,144
           300 Mani, Inc.                              7,154


                        See Notes to Financial Statements                Page 89

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
           400 Maruha Nichiro Corp.             $     10,798
           200 Maruwa Co., Ltd.                        6,622
         1,600 Mebuki Financial Group, Inc.            5,928
           500 Megmilk Snow Brand Co., Ltd.           13,775
           700 Melco Holdings, Inc.                   19,046
           400 Mitsuba Corp.                           6,492
           700 Mitsubishi Shokuhin Co., Ltd.          20,813
         4,000 Mitsui Engineering &
                 Shipbuilding Co., Ltd.                6,195
         1,200 Mitsui Sugar Co., Ltd.                 25,740
           500 Morinaga & Co., Ltd.                   20,856
         3,000 Morinaga Milk Industry Co., Ltd.       21,613
         3,000 Nachi-Fujikoshi Corp.                  13,014
         1,200 NHK Spring Co., Ltd.                   11,438
         1,000 Nichias Corp.                           9,651
         1,300 Nichiha Corp.                          32,145
         1,600 Nihon Parkerizing Co., Ltd.            18,769
           300 Nikkon Holdings Co., Ltd.               6,263
         1,000 Nippo Corp.                            18,661
         1,000 Nippon Kayaku Co., Ltd.                12,347
         8,000 Nippon Light Metal Holdings
                 Co., Ltd.                            16,907
           300 Nippon Shokubai Co., Ltd.              18,738
         7,000 Nippon Soda Co., Ltd.                  32,881
           200 Nippon Steel & Sumikin Bussan
                 Corp.                                 7,735
           800 Nishimatsuya Chain Co., Ltd.            9,597
           600 Nishio Rent All Co., Ltd.              18,430
           700 Nissha Printing Co., Ltd.              16,866
         1,400 Nissin Electric Co., Ltd.              15,452
         1,900 Nissin Kogyo Co., Ltd.                 30,059
         2,200 Nitto Kogyo Corp.                      30,024
         2,000 NOF Corp.                              19,251
           500 Okinawa Electric Power (The)
                 Co., Inc.                            11,247
         2,000 OKUMA Corp.                            19,080
           300 Open House Co., Ltd.                    7,136
         3,000 Osaki Electric Co., Ltd.               31,238
         2,000 Pacific Industrial Co., Ltd.           25,429
         1,000 PALTAC Corp.                           23,632
         2,000 Penta-Ocean Construction Co.,
                 Ltd.                                  9,668
           300 Piolax, Inc.                           19,944
         5,400 Press Kogyo Co., Ltd.                  23,841
         6,000 Prima Meat Packers Ltd.                21,356
         1,000 Raito Kogyo Co., Ltd.                  10,267
         1,900 Rengo Co., Ltd.                        10,339
         5,000 Ryobi Ltd.                             19,636
           200 Ryosan Co., Ltd.                        6,041
         1,900 Sakata INX Corp.                       23,507
           700 Sankyo Tateyama, Inc.                   9,517
           600 Sanwa Holdings Corp.                    5,724
           100 Sanyo Chemical Industries Ltd.          4,278
         2,000 Sanyo Special Steel Co., Ltd.           9,480
         4,000 Seiko Holdings Corp.                   14,169
         2,200 Seino Holdings Co., Ltd.               24,433
         1,100 Shima Seiki Manufacturing Ltd.         37,224


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
           500 Shimachu Co., Ltd.               $     13,326
         4,000 Shinmaywa Industries Ltd.              35,970
         3,700 Shizuoka Gas Co., Ltd.                 26,118
           100 Siix Corp.                              3,375
         5,900 SKY Perfect JSAT Holdings, Inc.        27,159
           600 SMS Co., Ltd.                          13,301
           200 Stella Chemifa Corp.                    5,348
         1,000 Sumitomo Osaka Cement Co.,
                 Ltd.                                  3,773
           300 Sumitomo Seika Chemicals Co.,
                 Ltd.                                 11,769
         1,000 Sumitomo Warehouse (The) Co.,
                 Ltd.                                  5,288
         1,200 Systena Corp.                          18,327
         2,900 Tadano Ltd.                            36,524
         2,400 Taiyo Yuden Co., Ltd.                  28,810
           300 Takara Bio, Inc.                        4,030
           700 Takeuchi Manufacturing Co., Ltd.       15,596
           300 TechnoPro Holdings, Inc.                9,626
         2,000 Tekken Corp.                            5,870
         1,000 Toda Corp.                              5,279
           500 Toho Holdings Co., Ltd.                 9,976
         7,000 Tokuyama Corp. (c)                     26,592
         4,300 Tokyo Steel Manufacturing Co.,
                 Ltd.                                 33,002
           400 Tokyo TY Financial Group, Inc.         13,946
           600 Tokyu Construction Co., Ltd.            4,836
         2,500 TOMONY Holdings, Inc.                  12,941
         2,700 Tomy Co., Ltd.                         28,669
         1,600 Toppan Forms Co., Ltd.                 16,688
         1,100 Topre Corp.                            27,539
         3,000 Toyo Ink SC Holdings Co., Ltd.         13,733
           600 TPR Co., Ltd.                          16,890
         1,100 TS Tech Co., Ltd.                      28,329
         1,000 Tsubakimoto Chain Co.                   8,128
           500 Tv Tokyo Holdings Corp.                 9,917
        10,000 UACJ Corp.                             27,465
         3,000 Ube Industries Ltd.                     6,289
         1,300 Unipres Corp.                          25,883
           200 Yamato Kogyo Co., Ltd.                  5,604
         1,100 Yokohama Rubber (The) Co.,
                 Ltd.                                 19,727
         1,600 Zensho Holdings Co., Ltd.              26,367
         1,000 Zeon Corp.                              9,874
                                                ------------
                                                   2,479,275
                                                ------------
               JERSEY - 1.1%
         8,922 Centamin PLC                           15,229
         8,434 Highland Gold Mining Ltd.              14,526
         1,758 Kennedy Wilson Europe Real
                 Estate PLC                           20,777
         1,076 Wizz Air Holdings PLC (c) (d)          23,750
                                                ------------
                                                      74,282
                                                ------------
               LUXEMBOURG - 0.2%
           430 ADO Properties S.A. (d)                14,489
                                                ------------


Page 90                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               NETHERLANDS - 1.1%
         1,095 AMG Advanced Metallurgical
                 Group N.V.                     $     17,036
         4,993 Delta Lloyd N.V.                       27,945
           391 IMCD Group N.V.                        16,665
         1,590 SRH N.V. (c)                                0
           893 Wessanen                               12,512
                                                ------------
                                                      74,158
                                                ------------
               NEW ZEALAND - 0.9%
        21,193 Air New Zealand Ltd.                   32,317
        21,024 Kiwi Property Group Ltd.               20,228
         1,403 Trade Me Group Ltd.                     4,883
                                                ------------
                                                      57,428
                                                ------------
               NORWAY - 0.8%
           666 Aker ASA, Class A                      24,911
         5,800 Storebrand ASA (c)                     30,843
                                                ------------
                                                      55,754
                                                ------------
               PORTUGAL - 0.7%
         4,918 Altri SGPS S.A.                        20,003
         1,993 Navigator (The) Co., S.A.               6,850
        22,507 Sonae SGPS S.A. (c)                    20,707
                                                ------------
                                                      47,560
                                                ------------
               SINGAPORE - 0.8%
        15,300 Asian Pay Television Trust              3,962
         7,400 Sheng Siong Group Ltd.                  4,829
        31,300 Yangzijiang Shipbuilding
                 Holdings Ltd.                        17,615
        27,900 Yanlord Land Group Ltd.                25,431
                                                ------------
                                                      51,837
                                                ------------
               SOUTH KOREA - 9.9%
           736 BNK Financial Group, Inc.               5,289
         2,806 CJ Hellovision Co., Ltd.               21,769
            39 CJ O Shopping Co., Ltd.                 5,260
           699 DGB Financial Group, Inc.               5,654
           140 Dong-A Socio Holdings Co., Ltd.        18,140
           799 Dongkuk Steel Mill Co., Ltd. (c)        7,310
           489 Doosan Heavy Industries &
                 Construction Co., Ltd.               11,012
           800 Doosan Infracore Co., Ltd. (c)          5,842
         4,132 Foosung Co., Ltd. (c)                  25,111
           645 GS Engineering & Construction
                 Corp. (c)                            14,152
            93 Halla Holdings Corp.                    4,666
           825 Hankook Tire Worldwide Co., Ltd.       14,174
            72 Hansol Chemical Co., Ltd.               4,966
           180 Hanwha Corp.                            5,224
           107 Hyundai Department Store Co.,
                 Ltd.                                  9,656
           146 Hyundai Wia Corp.                       8,824
         2,130 JB Financial Group Co., Ltd.           10,193
         2,993 Jusung Engineering Co., Ltd. (c)       25,648
         1,913 JW Holdings Corp.                      14,065
           221 JW Pharmaceutical Corp.                 9,643
           163 Korea Electric Terminal Co., Ltd.      10,621


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SOUTH KOREA (CONTINUED)
           148 Korea Petro Chemical Ind. Co.,
                 Ltd.                           $     33,759
           542 Korean Air Lines Co., Ltd. (c)         12,273
         1,579 KT Skylife Co., Ltd.                   22,617
         1,676 Kumho Tire Co., Inc. (c)               11,767
           285 LF Corp.                                5,085
            60 LG Hausys Ltd.                          4,754
           428 LOTTE Himart Co., Ltd.                 14,954
           108 LS Corp.                                5,303
           128 Mando Corp.                            24,852
           853 Nexen Tire Corp.                        9,181
           529 NHN Entertainment Corp. (c)            22,031
            80 NongShim Co., Ltd.                     22,024
           118 NS Shopping Co., Ltd.                  14,997
           338 OCI Co., Ltd. (c)                      22,024
           373 Poongsan Corp.                         12,507
           265 S&T Motiv Co., Ltd.                    10,718
           124 Samyang Corp.                          10,780
         1,008 Seah Besteel Corp.                     21,323
           139 Shinsega, Inc.                         20,255
           308 SK Gas Ltd.                            33,024
           200 SK Materials Co., Ltd.                 29,707
         1,116 SKC Co., Ltd.                          30,492
           415 Soulbrain Co., Ltd.                    20,753
            18 Young Poong Corp.                      15,857
                                                ------------
                                                     668,256
                                                ------------
               SPAIN - 2.1%
         1,165 CIE Automotive S.A.                    22,706
        10,519 ENCE Energia y Celulosa S.A.           27,793
           427 Indra Sistemas S.A. (c)                 4,679
         3,152 Inmobiliaria Colonial S.A.             21,842
           533 Let's GOWEX S.A. (b) (c) (e)                0
           215 Pescanova S.A. (b) (c) (e)                  0
        13,583 Sacyr S.A. (c)                         31,742
           735 Tecnicas Reunidas S.A.                 30,147
                                                ------------
                                                     138,909
                                                ------------
               SWEDEN - 1.7%
         2,113 Hemfosa Fastigheter AB                 19,714
           267 Indutrade AB                            5,363
           556 Loomis AB, Class B                     16,545
           655 NCC AB, Class B                        16,205
         1,328 Peab AB                                10,539
         8,617 SAS AB (c)                             13,194
           671 Thule Group AB (d)                     10,495
         1,077 Wihlborgs Fastigheter AB               20,025
                                                ------------
                                                     112,080
                                                ------------
               SWITZERLAND - 2.1%
            81 Autoneum Holding AG                    21,258
            87 Bossard Holding AG, Class A            12,252
            86 Huber + Suhner AG                       4,772
           324 Implenia AG                            23,943
           780 Mobilezone Holding AG                  11,107
            25 Schweiter Technologies AG              28,233
            79 Siegfried Holding AG                   16,524
            80 Valora Holding AG                      22,724
                                                ------------
                                                     140,813
                                                ------------


                        See Notes to Financial Statements                Page 91

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM - 7.3%
         4,739 Balfour Beatty PLC               $     15,705
           608 BGEO Group PLC                         22,359
         1,009 Bovis Homes Group PLC                  10,197
         8,158 Countrywide PLC                        17,720
           189 Cranswick PLC                           5,457
        39,583 Debenhams PLC                          27,952
           634 Dechra Pharmaceuticals PLC             10,509
         7,226 Drax Group PLC                         33,653
         5,200 Electrocomponents PLC                  30,549
         4,176 Firstgroup PLC (c)                      5,332
         1,168 Hill & Smith Holdings PLC              17,259
         7,623 Hochschild Mining PLC                  19,870
         8,199 Ibstock PLC (d)                        18,825
         2,346 JD Wetherspoon PLC                     25,674
         4,859 John Laing Group PLC (d)               16,216
         3,153 Ladbrokes PLC                           4,507
         1,606 Mitchells & Butlers PLC                 4,966
         4,648 N Brown Group PLC                      12,745
         5,035 NCC Group PLC                          11,216
         5,108 Northgate PLC                          31,035
         2,207 Redrow PLC                             11,668
         7,681 Sports Direct International
                  PLC (c)                             26,372
         3,002 St. Modwen Properties PLC              11,243
         3,478 UNITE Group (The) PLC                  25,975
         3,785 Vedanta Resources PLC                  41,025
           833 WS Atkins PLC                          14,968
         5,427 Zoopla Property Group PLC (d)          21,356
                                                ------------
                                                     494,353
                                                ------------
               TOTAL COMMON STOCKS                 6,388,552
               (Cost $6,237,594)                ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 5.2%
               AUSTRALIA - 1.4%
         5,185 Abacus Property Group                  11,300
         9,336 BWP Trust                              20,145
         1,771 Charter Hall Retail REIT                5,406
        39,851 Cromwell Property Group                28,327
         8,197 Investa Office Fund                    27,920
                                                ------------
                                                      93,098
                                                ------------
               CANADA - 0.4%
         2,509 Dream Global Real Estate
                 Investment Trust                     17,659
           188 Granite Real Estate
                 Investment Trust                      6,277
                                                ------------
                                                      23,936
                                                ------------
               HONG KONG - 0.3%
        52,000 Prosperity Real Estate
                 Investment Trust                     20,520
                                                ------------
               IRELAND - 0.7%
        17,531 Green REIT PLC                         25,319
        18,619 Hibernia REIT PLC                      24,127
                                                ------------
                                                      49,446
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SINGAPORE - 0.5%
        21,000 Keppel REIT                      $     14,791
        28,400 Mapletree Greater China
                 Commercial Trust                     18,631
                                                ------------
                                                      33,422
                                                ------------
               SPAIN - 0.6%
         2,138 Hispania Activos
                 Inmobiliarios Socimi S.A.            25,195
         2,391 Lar Espana Real Estate
                 Socimi S.A.                          17,694
                                                ------------
                                                      42,889
                                                ------------
               UNITED KINGDOM - 1.3%
         3,486 Great Portland Estates PLC             28,720
        15,180 Hansteen Holdings PLC                  21,233
         1,146 Safestore Holdings PLC                  4,943
         3,162 Workspace Group PLC                    30,863
                                                ------------
                                                      85,759
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                   349,070
               (Cost $371,082)                  ------------
               TOTAL INVESTMENTS - 100.0%          6,737,622
               (Cost $6,608,676) (f)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                    2,926
                                                ------------
               NET ASSETS - 100.0%              $  6,740,548
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $33,537 or 0.5% of net assets.

(c)   Non-income producing security.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   This issuer has filed for bankruptcy.

(f) Aggregate cost for federal income tax purposes is $6,624,253. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $765,101 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $651,732.


Page 92                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note
2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  Australia         $    688,842    $    677,673      $ 11,169        $     --
  Cayman Islands          73,342          59,673        13,669              --**
  Italy                   27,391          18,692         8,699              --
  Netherlands             74,158          74,158            --              --**
  Spain                  138,909         138,909            --              --**
  Other Country
    Categories*        5,385,910       5,385,910            --              --
                    ------------------------------------------------------------
  Total Common
    Stocks             6,388,552       6,355,015        33,537              --**
Real Estate
  Investment Trusts*     349,070         349,070            --              --
                    ------------------------------------------------------------
Total Investment    s $6,737,622    $  6,704,622      $ 33,537        $     --**
                    ============================================================

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $1,520,546 from Level 2 to Level 1 and $0 from Level 2 to Level 3 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold. The investment that transferred from Level 2 to Level 3 did so as a result of negative news related to the company.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $         --**
Net Realized Gain (Loss)                                  --
Net Change in Unrealized Appreciation/
  Depreciation                                            --
Purchases                                                 --
Sales                                                     --
Transfers In                                              --
  Common Stocks                                           --**
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                           --**
                                                ------------
Total Level 3 holdings                          $         --**
                                                ============

** Investment is valued at $0

CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Japanese Yen                                        36.8%
Euro                                                14.2
Australian Dollar                                   11.6
South Korean Won                                     9.9
British Pound Sterling                               9.7
Canadian Dollar                                      6.2
Hong Kong Dollar                                     3.9
Swiss Franc                                          2.1
Swedish Krona                                        1.7
Norwegian Krone                                      1.3
Singapore Dollar                                     1.3
New Zealand Dollar                                   0.8
Israeli Shekel                                       0.5
                                                  -------
TOTAL                                              100.0%
                                                  =======


                        See Notes to Financial Statements                Page 93

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 96.5%
               BERMUDA - 0.6%
     1,277,000 China Singyes Solar
                 Technologies Holdings Ltd.     $    609,311
                                                ------------
               BRAZIL - 12.2%
        33,446 B2W Cia Digital (b)                   104,817
       255,004 Banco do Estado do Rio
                 Grande do Sul S.A.
                 (Preference Shares)                 808,566
        65,276 Cia de Saneamento de Minas
                 Gerais-COPASA                       732,041
        29,670 Cia Hering                            137,835
        79,314 Cia Paranaense de Energia
                 (Preference Shares)                 666,738
        44,363 CVC Brasil Operadora e Agencia
                 de Viagens S.A.                     323,041
        60,008 EcoRodovias Infraestrutura e
                 Logistica S.A.                      151,924
        37,098 EDP - Energias do Brasil S.A.         152,737
       100,559 Eletropaulo Metropolitana
                 Eletricidade de Sao Paulo S.A.
                 (Preference Shares)                 348,822
       175,252 Ez Tec Empreendimentos e
                 Participacoes S.A.                  842,687
        55,642 Fleury S.A.                           609,469
       427,458 Gol Linhas Aereas Inteligentes
                 S.A. (Preference Shares) (b)        606,771
        59,705 Grendene S.A.                         322,492
       152,332 Iochpe-Maxion S.A.                    545,731
       134,375 Light S.A.                            716,733
        13,451 Localiza Rent a Car S.A.              141,424
        34,867 Magazine Luiza S.A. (b)             1,137,380
       341,781 Marcopolo S.A.
                 (Preference Shares)                 287,732
       311,060 Metalurgica Gerdau S.A.
                 (Preference Shares) (b)             458,748
        24,254 Multiplus S.A.                        251,877
        54,575 Sao Martinho S.A.                     326,977
       154,628 Ser Educacional S.A. (c)              886,996
        29,654 Smiles S.A.                           407,541
        50,855 Transmissora Alianca de
                 Energia Eletrica S.A.               324,064
       151,124 Usinas Siderurgicas de Minas
                 Gerais S.A. (Preference
                 Shares) (b)                         190,373
                                                ------------
                                                  11,483,516
                                                ------------
               CAYMAN ISLANDS - 11.5%
       576,627 Agile Property Holdings Ltd.          293,723
        36,896 Airtac International Group            294,216
       634,000 CAR Inc. (b) (d)                      618,098
       225,745 Casetek Holdings Ltd.                 601,678
     4,162,304 China Dongxiang Group Co., Ltd.       751,464
     1,015,929 China Harmony New Energy
                 Auto Holding Ltd.                   364,212
       968,741 China Lesso Group Holdings Ltd.       628,379
     2,484,048 China Lumena New Materials
                 Corp. (b) (e)                             0
        11,550 China Metal Recycling
                 Holdings Ltd. (b) (e)                     0


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               CAYMAN ISLANDS (CONTINUED)
        92,500 China Resources Phoenix
                 Healthcare Holdings Co. Ltd.   $    118,212
       299,195 China Shanshui Cement
                 Group Ltd. (b) (e)                   19,292
     1,559,446 China ZhengTong Auto Services
                 Holdings Ltd.                       454,491
       714,000 Chinasoft International Ltd. (b)      334,234
       199,000 Cogobuy Group (b) (c) (d)             300,251
     1,063,973 Fufeng Group Ltd.                     525,503
        49,490 Gourmet Master Co., Ltd.              376,216
     1,250,877 KWG Property Holding Ltd.             709,763
       719,500 Li Ning Co Ltd. (b)                   451,862
     1,098,000 Logan Property Holdings Co., Ltd. 414,874 2,768,000 Shunfeng International Clean
                 Energy Ltd. (b)                     173,123
        11,117 Silergy Corp.                         156,602
       912,623 Sunac China Holdings Ltd.             759,097
       770,103 Tianneng Power International Ltd.     708,084
       352,983 Xtep International Holdings Ltd.      147,939
     1,659,500 Yingde Gases Group Co., Ltd. (e)      614,194
     2,218,558 Yuzhou Properties Co., Ltd.           772,468
       149,840 Zhen Ding Technology
                 Holding Ltd.                        296,621
                                                ------------
                                                  10,884,596
                                                ------------
               CHILE - 1.1%
       500,320 AES Gener S.A.                        179,274
       522,677 Engie Energia Chile S.A.              827,175
                                                ------------
                                                   1,006,449
                                                ------------
               CHINA - 5.1%
     1,200,619 Beijing Capital Land Ltd.             450,551
     2,148,630 Beijing Jingneng Clean
                 Energy Co., Ltd., Class H           667,767
       281,000 China Machinery Engineering
                 Corp., Class H                      178,286
     1,110,111 China National Building
                 Material Co., Ltd., Class H         539,702
       684,000 Harbin Electric Co., Ltd.             319,309
     2,076,708 Huadian Fuxin Energy Corp., Ltd.,
                 Class H                             460,628
       268,400 Legend Holdings Corp. (c)             595,329
        71,952 Shandong Airlines Co., Ltd.           153,749
       722,577 Shandong Chenming Paper
                 Holdings Ltd.                       717,498
       313,601 Shenzhen Expressway Co., Ltd.         268,125
       676,964 Sinotrans Ltd., Class H               302,056
        85,000 Tong Ren Tang Technologies
                 Co., Ltd.                           157,625
                                                ------------
                                                   4,810,625
                                                ------------
               COLOMBIA - 0.2%
        32,170 Almacenes Exito S.A.                  159,671
                                                ------------
               EGYPT - 1.1%
     1,391,986 Global Telecom Holding SAE (b)        545,124
       819,161 Telecom Egypt Co.                     525,474
                                                ------------
                                                   1,070,598
                                                ------------


Page 94                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               HONG KONG - 3.1%
       985,711 BYD Electronic International
                 Co., Ltd.                      $    775,400
     3,702,169 China South City Holdings
                 Ltd. (d)                            773,424
     1,221,000 Dah Chong Hong Holdings Ltd.          466,072
     1,930,000 Poly Property Group Co., Ltd. (b)     639,641
     2,088,000 Yuexiu Property Co., Ltd.             285,419
                                                ------------
                                                   2,939,956
                                                ------------
               INDIA - 4.8%
        49,657 Bharat Financial Inclusion
                 Ltd. (b)                            431,051
        46,845 Biocon Ltd.                           653,290
       106,365 Canara Bank (b)                       411,857
        46,371 Century Textiles & Industries         544,126
       143,944 Jindal Steel & Power Ltd. (b)         146,022
        99,950 Reliance Capital Ltd.                 633,984
       943,479 Reliance Communications
                 Ltd. (b)                            472,643
        79,329 Reliance Infrastructure Ltd.          545,146
        79,596 Union Bank of India                   143,665
       136,857 Vakrangee Ltd.                        552,711
                                                ------------
                                                   4,534,495
                                                ------------
               INDONESIA - 3.6%
     6,655,497 Bank Pembangunan Daerah
                 Jawa Barat Dan Banten
                 Tbk PT                            1,674,681
     3,348,547 Bank Tabungan Negara Persero
                 Tbk PT                              432,471
     1,347,843 Ciputra Development Tbk PT            133,559
       890,627 Tambang Batubara Bukit Asam
                 Persero Tbk PT                      826,338
     1,635,931 Waskita Karya Persero Tbk PT          309,640
                                                ------------
                                                   3,376,689
                                                ------------
               LUXEMBOURG - 0.9%
        53,151 Kernel Holding S.A. (b)               810,986
                                                ------------
               MALAYSIA - 2.4%
     1,216,900 AirAsia Bhd                           621,200
     1,451,000 Felda Global Ventures Holdings        501,349
       545,400 IOI Properties Group Bhd              255,314
       446,700 My EG Services Bhd                    150,360
     2,216,060 Press Metal Bhd                       785,451
                                                ------------
                                                   2,313,674
                                                ------------
               MEXICO - 1.5%
        94,132 Controladora Vuela Cia de
                 Aviacion SAB de C.V. (b)            140,950
       213,797 Megacable Holdings SAB de C.V.        721,435
       617,785 OHL Mexico SAB de C.V.                607,663
                                                ------------
                                                   1,470,048
                                                ------------
               PHILIPPINES - 0.4%
       140,940 Cebu Air, Inc.                        263,665
       187,400 Puregold Price Club, Inc.             147,017
                                                ------------
                                                     410,682
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               POLAND - 3.1%
        11,281 Asseco Poland S.A.               $    145,466
        47,300 CD Projekt S.A. (b)                   590,028
        28,497 Ciech S.A.                            397,084
       335,178 Energa S.A. (d)                       728,883
        47,620 Jastrzebska Spolka
                 Weglowa S.A. (b)                    761,301
       209,486 Orange Polska S.A.                    275,834
                                                ------------
                                                   2,898,596
                                                ------------
               RUSSIA - 1.2%
       442,496 Aeroflot PJSC (b)                   1,102,543
                                                ------------
               SOUTH AFRICA - 4.1%
       130,974 Attacq Ltd. (b)                       161,074
        81,349 Barloworld Ltd.                       698,356
       475,365 Blue Label Telecoms Ltd.              629,955
        53,284 Clicks Group Ltd.                     448,115
        13,468 EOH Holdings Ltd.                     160,474
        80,061 Exxaro Resources Ltd.                 521,741
        93,113 Harmony Gold Mining Co., Ltd.         213,769
        43,515 Northam Platinum Ltd. (b)             128,323
        53,167 Super Group Ltd. (b)                  149,547
       111,985 Telkom S.A. SOC Ltd.                  603,314
        72,511 Tsogo Sun Holdings Ltd.               145,722
                                                ------------
                                                   3,860,390
                                                ------------
               TAIWAN - 23.4%
       527,356 Accton Technology Corp.               832,866
     1,067,841 AmTRAN Technology Co., Ltd.           733,894
       263,610 Cheng Uei Precision Industry
                 Co., Ltd.                           299,362
       147,478 Chin-Poon Industrial Co., Ltd.        277,760
     1,100,961 China Airlines Ltd.                   317,693
       866,862 China Motor Corp.                     704,700
       531,989 Compal Electronics, Inc.              304,546
     1,286,749 Compeq Manufacturing Co., Ltd.        620,837
        60,199 Elite Material Co., Ltd.              168,107
        39,365 Ennoconn Corp.                        503,223
       719,859 Eva Airways Corp.                     326,102
       205,060 Everlight Electronics Co., Ltd.       293,316
       304,556 Far Eastern Department Stores
                 Ltd.                                151,196
       690,872 Farglory Land Development Co.,
                 Ltd.                                792,073
        55,166 FLEXium Interconnect, Inc.            145,151
       705,068 Getac Technology Corp.                832,413
       123,726 Gigabyte Technology Co., Ltd.         165,459
     1,303,037 Grand Pacific Petrochemical           849,042
        59,388 Grape King Bio Ltd.                   344,583
     1,464,294 HannStar Display Corp. (b)            357,112
       212,247 Highwealth Construction Corp.         298,986
       554,434 King Yuan Electronics Co., Ltd.       433,514
     1,270,863 Kinpo Electronics                     469,244
       281,641 Kinsus Interconnect Technology
                 Corp.                               622,199
       669,310 LCY Chemical Corp.                    924,146
       340,861 Long Chen Paper Co., Ltd.             172,921
       209,227 Merry Electronics Co., Ltd.           788,764
       315,767 Micro-Star International Co., Ltd.    721,104


                        See Notes to Financial Statements                Page 95

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               TAIWAN (CONTINUED)
       478,049 Mitac Holdings Corp.             $    459,819
        63,309 Powertech Technology, Inc.            170,898
       336,039 Primax Electronics Ltd.               459,813
     1,160,976 Qisda Corp.                           542,142
       505,599 Radiant Opto-Electronics Corp.        881,649
        99,942 Realtek Semiconductor Corp.           316,302
       404,744 Ruentex Development Co.,
                 Ltd. (b)                            462,148
       306,369 Ruentex Industries Ltd.               510,472
       148,328 Synnex Technology International
                 Corp.                               149,575
       276,720 Tong Yang Industry Co., Ltd.          545,215
       147,690 Tripod Technology Corp.               333,607
     1,553,810 Unimicron Technology Corp.            597,823
     1,484,710 Walsin Lihwa Corp.                    545,900
     2,038,414 Winbond Electronics Corp.             630,581
       662,703 Wistron Corp.                         513,030
       208,170 Wistron NeWeb Corp.                   557,419
       138,733 WPG Holdings Ltd.                     163,575
       239,117 WT Microelectronics Co., Ltd.         319,030
       560,471 Yulon Motor Co., Ltd.                 466,059
                                                ------------
                                                  22,075,370
                                                ------------
               THAILAND - 9.0%
     5,877,700 Ananda Development PCL                810,819
       784,800 AP Thailand PCL                       164,365
       186,500 Bangchak Petroleum PCL                174,467
     1,796,700 Beauty Community PCL                  587,018
       176,400 Carabao Group PCL                     375,602
       192,900 CH Karnchang PCL                      166,987
       161,000 KCE Electronics PCL                   548,499
       107,400 Kiatnakin Bank PCL                    176,948
       154,300 Krungthai Card PCL                    594,613
     2,495,400 LPN Development PCL                   843,170
       711,200 Pruksa Holding PCL                    446,852
       715,400 Pruksa Real Estate PCL                449,491
       656,500 PTG Energy PCL                        600,393
     6,995,400 Quality Houses PCL                    503,990
     6,539,800 Sansiri PCL                           303,153
       468,300 Supalai PCL                           326,929
       482,200 Thai Airways International
                 PCL (b)                             305,663
     1,099,400 Thaicom PCL                           595,590
       893,700 Tipco Asphalt PCL                     474,171
                                                ------------
                                                   8,448,720
                                                ------------
               TURKEY - 7.2%
       183,509 Aygaz A.S.                            625,936
     3,079,507 Dogan Sirketler Grubu
                 Holding A.S. (b)                    663,593
       468,960 EIS Eczacibasi Ilac ve Sinai
                 ve Finansal Yatirimlar Sanayi
                 ve Ticaret A.S.                     414,856
       775,939 Kardemir Karabuk Demir Celik
                 Sanayi ve Ticaret A.S. (b)          253,007
       145,517 Koza Altin Isletmeleri A.S. (b)       674,175
       433,161 Petkim Petrokimya Holding A.S.        454,420
       597,962 Soda Sanayii A.S.                     896,884


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               TURKEY (CONTINUED)
       127,648 Tekfen Holding A.S.              $    233,805
       989,400 Trakya Cam Sanayii A.S.               796,704
       287,580 Turk Hava Yollari AO (b)              408,510
       370,467 Turkiye Sinai Kalkinma
                 Bankasi A.S.                        148,107
       619,775 Turkiye Sise ve Cam
                 Fabrikalari A.S.                    673,038
       297,268 Vestel Elektronik Sanayi ve
                 Ticaret A.S. (b)                    535,216
                                                ------------
                                                   6,778,251
                                                ------------
               TOTAL COMMON STOCKS                91,045,166
               (Cost $90,194,780)               ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 3.5%
               MEXICO - 1.4%
       669,592 Macquarie Mexico Real Estate
                 Management SA de C.V.               692,214
       400,237 Prologis Property Mexico
                 SA de C.V.                          573,239
                                                ------------
                                                   1,265,453
                                                ------------
               SOUTH AFRICA - 1.4%
        18,687 Hyprop Investments Ltd.               159,619
       482,991 Vukile Property Fund Ltd.             656,942
     1,242,927 SA Corporate Real Estate Ltd.         508,619
                                                ------------
                                                   1,325,180
                                                ------------
               TURKEY - 0.7%
     1,520,744 Is Gayrimenkul Yatirim
                 Ortakligi A.S.                      672,648
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                 3,263,281
               (Cost $3,616,827)                ------------

               MONEY MARKET FUNDS - 1.7%
     1,589,117 Goldman Sachs Financial
                 Square Treasury Obligations
                 Fund - Institutional Class -
                 0.39% (f) (g)                     1,589,117
               (Cost $1,589,117)                ------------

               TOTAL INVESTMENTS - 101.7%         95,897,564
               (Cost $95,400,724) (h)
               NET OTHER ASSETS AND
                 LIABILITIES - (1.7%)             (1,591,953)
                                                ------------
               NET ASSETS - 100.0%              $ 94,305,611
                                                ============


Page 96                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2016

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,507,501 and the total value of the collateral held by the Fund is $1,589,117.

(e) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $633,486 or 0.7% of net assets.

(f)   Interest rate shown reflects yield as of December 31, 2016.

(g)   This security serves as collateral for securities on loan.

(h) Aggregate cost for federal income tax purposes is $96,361,782. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,511,248 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,975,466.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks:
  Cayman Islands    $ 10,884,596    $ 10,251,110    $    614,194      $ 19,292
  Russia               1,102,543              --       1,102,543            --
  Other Industry
   Categories*        79,058,027      79,058,027              --            --
                    ------------------------------------------------------------
Total Common
  Stocks              91,045,166      89,309,137       1,716,737        19,292
Real Estate
  Investment Trusts*   3,263,281       3,263,281              --            --
Money Market
  Funds                1,589,117       1,589,117              --            --
                    ------------------------------------------------------------
Total Investments   $ 95,897,564    $ 94,161,535    $  1,716,737      $ 19,292
                    ============================================================

* See Portfolio of Investments for country breakout.



All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $10,018,984 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

The following table provides information on the Level 3 equities held by the Fund that were valued at December 31, 2016, based on unobservable inputs.

                                                                      IMPACT TO
                                                                      VALUATION
                 FAIR                                                  FROM AN
   ASSET       VALUE AT      VALUATION   UNOBSERVABLE                INCREASE IN
   TYPE        12/31/16      TECHNIQUE      INPUTS        AMOUNT      INPUT (a)
--------------------------------------------------------------------------------
                              Expected     Recovery
 Equities       $19,292     Distribution     Rate        25%-75%       Increase

(a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in the input could result in significantly higher or lower fair value measurements.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of Fund investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2015
  Common Stocks                                 $    175,019
Net Realized Gain (Loss)                            (169,843)
Net Change in Unrealized
  Appreciation/Depreciation                          151,625
Purchases                                                 --
Sales                                               (137,509)
Transfers In                                              --
Transfers Out                                             --
ENDING BALANCE AT DECEMBER 31, 2016
  Common Stocks                                       19,292
                                                ------------
Total Level 3 holdings                          $     19,292
                                                ============

There was a net change of $(41,319) in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2016.


                        See Notes to Financial Statements                Page 97

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2016

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $  1,507,501
Non-cash Collateral(2)                            (1,507,501)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.


CURRENCY EXPOSURE                                 % OF TOTAL
DIVERSIFICATION                                  INVESTMENTS
------------------------------------------------------------
Taiwan New Dollar                                   24.8%
Hong Kong Dollar                                    18.3
Brazilian Real                                      12.0
Thailand Baht                                        8.8
Turkish Lira                                         7.8
South African Rand                                   5.4
Indian Rupee                                         4.7
Polish Zloty                                         3.9
Indonesian Rupiah                                    3.5
Mexican Peso                                         2.9
United States Dollar                                 2.8
Malaysian Ringgit                                    2.4
Egyptian Pound                                       1.1
Chilean Peso                                         1.0
Philippines Peso                                     0.4
Colombian Peso                                       0.2
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 98                 See Notes to Financial Statements

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 97.0%
               AUSTRIA - 4.1%
           485 Erste Group Bank AG              $     14,206
           614 Lenzing AG                             74,327
           499 OMV AG                                 17,628
         2,830 Raiffeisen Bank International
                 AG (b)                               51,775
         2,583 Verbund AG                             41,261
         1,661 Voestalpine AG                         65,200
                                                ------------
                                                     264,397
                                                ------------
               BELGIUM - 3.2%
           394 Ageas                                  15,598
           843 Elia System Operator S.A./N.V.         44,090
           601 Melexis N.V.                           40,268
           481 Proximus S.A.                          13,853
           249 Solvay S.A.                            29,186
         1,146 Umicore S.A.                           65,323
                                                ------------
                                                     208,318
                                                ------------
               FINLAND - 5.6%
           470 Amer Sports OYJ                        12,507
         1,252 Cargotec OYJ                           56,525
         1,234 Huhtamaki OYJ                          45,828
           312 Kesko OYJ, Class B                     15,594
           985 Metso OYJ                              28,099
         1,011 Neste OYJ                              38,844
         8,088 Stora Enso OYJ, Class R                86,926
         3,401 UPM-Kymmene OYJ                        83,559
                                                ------------
                                                     367,882
                                                ------------
               FRANCE - 22.8%
           543 Alstom S.A. (b)                        14,961
           776 Arkema S.A.                            75,919
           666 AtoS SE                                70,282
         1,350 AXA S.A.                               34,084
           193 BioMerieux                             28,829
           279 BNP Paribas S.A.                       17,783
           434 Bouygues S.A.                          15,553
           294 Cap Gemini S.A.                        24,805
           665 Cie de Saint-Gobain                    30,979
           519 Cie Generale des Etablissements
                 Michelin                             57,747
         2,565 CNP Assurances                         47,521
         2,914 Credit Agricole S.A.                   36,134
           338 Euler Hermes Group                     29,709
         3,469 Eutelsat Communications S.A.           67,172
         1,466 Faurecia                               56,843
           205 Ipsen S.A.                             14,825
           214 Kering                                 48,049
         3,672 Orange S.A.                            55,796
         4,703 Peugeot S.A. (b)                       76,710
         1,733 Plastic Omnium S.A.                    55,329
           874 Renault S.A.                           77,750
         2,811 Rexel S.A.                             46,264
           627 Rubis SCA                              51,699
           382 Sartorius Stedim Biotech               24,115
           206 Schneider Electric SE                  14,336
           462 SCOR SE                                15,966


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FRANCE (CONTINUED)
           509 SEB S.A.                         $     68,984
         1,246 Societe Generale S.A.                  61,311
           482 Sodexo S.A.                            55,406
           539 Teleperformance                        54,071
           156 Thales S.A.                            15,129
         1,231 Valeo S.A.                             70,764
           445 Vicat S.A.                             27,010
           369 Wendel S.A.                            44,436
                                                ------------
                                                   1,486,271
                                                ------------
               GERMANY - 28.0%
           414 Adidas AG                              65,435
            97 Allianz SE                             16,031
           842 Axel Springer SE                       40,886
           336 BASF SE                                31,234
           854 Bayerische Motoren Werke AG            79,783
         1,487 Celesio AG                             40,220
         6,686 Commerzbank AG                         50,997
           205 Continental AG                         39,641
         1,019 Daimler AG                             75,858
         6,455 Deutsche Lufthansa AG                  83,373
           460 Deutsche Post AG                       15,125
         2,571 Deutsche Telekom AG                    44,263
         1,976 Deutsche Wohnen AG                     62,068
           514 Duerr AG                               41,310
           526 Fraport AG Frankfurt
                 Airport Services Worldwide           31,101
           180 Fresenius SE & Co. KGaA                14,071
           259 GEA Group AG                           10,423
           608 HeidelbergCement AG                    56,724
         1,450 Hella KGaA Hueck & Co.                 54,712
           106 Henkel AG & Co. KGaA
                 (Preference Shares)                  12,637
           407 HOCHTIEF AG                            57,002
         4,026 Infineon Technologies AG               69,969
         1,699 Jungheinrich AG                        48,753
         3,786 K+S AG                                 90,427
         1,110 KION Group AG                          61,764
           925 LANXESS AG                             60,710
           134 Merck KGaA                             13,986
           946 Nordex SE (b) (c)                      20,304
         1,223 OSRAM Licht AG                         64,144
         3,335 RWE AG (b)                             41,478
           474 SAP SE                                 41,319
           346 Sartorius AG (Preference Shares)       25,677
           246 Siemens AG                             30,246
           678 Software AG                            24,612
           517 STADA Arzneimittel AG                  26,767
         2,585 Suedzucker AG                          61,742
           471 Talanx AG                              15,752
         2,410 ThyssenKrupp AG                        57,435
           328 Volkswagen AG (Preference
                 Shares)                              46,042
           170 Wacker Chemie AG                       17,689
           553 Wirecard AG (c)                        23,803
         1,721 Zalando SE (b) (d)                     65,743
                                                ------------
                                                   1,831,256
                                                ------------


                        See Notes to Financial Statements                Page 99

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               GREECE - 0.7%
         4,918 Hellenic Telecommunications
                 Organization S.A.              $     46,230
                                                ------------
               IRELAND - 3.5%
       137,498 Bank of Ireland (The) (b)              33,869
         2,148 CRH PLC                                74,514
         1,066 Kingspan Group PLC                     28,951
         2,104 Ryanair Holdings PLC (b)               32,125
         2,570 Smurfit Kappa Group PLC                58,962
                                                ------------
                                                     228,421
                                                ------------
               ITALY - 8.3%
           722 Brembo S.p.A.                          43,701
         2,102 Buzzi Unicem S.p.A                     49,807
         1,275 Davide Campari-Milano S.p.A            12,468
         9,668 Enel S.p.A.                            42,621
        10,665 Hera S.p.A.                            24,608
         1,267 Leonardo S.p.A. (b)                    17,792
         4,417 Mediobanca S.p.A.                      36,057
         2,094 Poste Italiane S.p.A. (d)              13,898
         2,194 Prysmian S.p.A                         56,352
       135,783 Saipem S.p.A (b)                       76,469
        69,215 Telecom Italia S.p.A. (b)              60,983
        24,686 UniCredit S.p.A.                       71,045
        17,662 UnipolSai S.p.A.                       37,742
                                                ------------
                                                     543,543
                                                ------------
               LUXEMBOURG - 4.3%
         1,272 APERAM S.A.                            58,198
        11,736 ArcelorMittal (b)                      86,675
           158 Eurofins Scientific SE                 67,359
         3,674 Grand City Properties S.A.             66,868
                                                ------------
                                                     279,100
                                                ------------
               NETHERLANDS - 5.5%
           424 Akzo Nobel N.V.                        26,507
         2,017 Boskalis Westminster N.V.              70,044
           538 Heineken Holding N.V.                  37,457
           425 Koninklijke DSM N.V.                   25,483
           970 Koninklijke Philips N.V.               29,611
           274 Koninklijke Vopak N.V.                 12,943
         1,402 NN Group N.V.                          47,514
           946 Randstad Holding N.V.                  51,314
         5,291 STMicroelectronics N.V.                60,151
                                                ------------
                                                     361,024
                                                ------------
               PORTUGAL - 1.2%
        17,113 EDP - Energias de Portugal S.A.        52,133
         1,657 Jeronimo Martins SGPS S.A.             25,710
                                                ------------
                                                      77,843
                                                ------------
               SPAIN - 9.8%
           950 Acciona S.A.                           69,931
         3,258 Acerinox S.A.                          43,229
            98 Aena S.A. (d)                          13,375
           287 Amadeus IT Holding S.A.                13,042
        44,868 Banco de Sabadell S.A.                 62,486
         9,831 Banco Santander S.A.                   51,319
        52,551 Bankia S.A.                            53,714
           794 Cellnex Telecom S.A. (d)               11,421


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SPAIN (CONTINUED)
         4,641 Distribuidora Internacional
                 de Alimentacion S.A.           $     22,790
         3,000 Gamesa Corp. Tecnologica S.A.          60,854
         2,796 Gas Natural SDG S.A.                   52,713
           483 Grupo Catalana Occidente S.A.          15,817
         8,452 Iberdrola S.A.                         55,464
        20,542 Mapfre S.A.                            62,708
         1,212 Mediaset Espana Comunicacion
                 S.A.                                 14,225
         6,167 Prosegur Cia de Seguridad S.A.         38,561
                                                ------------
                                                     641,649
                                                ------------
               TOTAL COMMON STOCKS                 6,335,934
               (Cost $6,114,888)                ------------

               REAL ESTATE INVESTMENT
                 TRUSTS (a) - 2.2%
               FRANCE - 2.2%
           456 Gecina S.A.                            63,097
           308 Fonciere Des Regions                   26,890
           213 Unibail-Rodamco SE                     50,841
                                                ------------
               TOTAL REAL ESTATE
                 INVESTMENT TRUSTS                   140,828
               (Cost $148,063)                  ------------

               MONEY MARKET FUNDS - 0.5%
        34,622 Goldman Sachs Financial Square
                 Treasury Obligations Fund -
                 Institutional Class -
                 0.26% (e) (f)                        34,622
               (Cost $34,622)                   ------------
               TOTAL INVESTMENTS - 99.7%           6,511,384
               (Cost $6,297,573) (g)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.3%                   17,238
                                                ------------
               NET ASSETS - 100.0% $            $  6,528,622
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $33,037 and the total value of the collateral held by the Fund is $34,622.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   Interest rate shown reflects yield as of December 31, 2016.

(f)   This security serves as collateral for securities on loan.


Page 100                See Notes to Financial Statements

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

(g) Aggregate cost for federal income tax purposes is $6,306,479. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $771,953 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $567,048.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       LEVEL 2        LEVEL 3
                       TOTAL          LEVEL 1        SIGNIFICANT    SIGNIFICANT
                      VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                     12/31/2016        PRICES           INPUT          INPUT
                    ------------------------------------------------------------
Common Stocks*      $  6,335,934    $  6,335,934      $     --        $     --
Real Estate
  Investment Trusts*     140,828         140,828            --              --
Money Market
  Funds                   34,622          34,622            --              --
                    ------------------------------------------------------------
Total Investments   $  6,511,384    $  6,511,384      $     --        $     --
                    ============================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $3,353,509 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2015, exceeding a certain threshold.

OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the
  Statements of Assets and Liabilities(1)       $     33,037
Non-cash Collateral(2)                               (33,037)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2016, the value of the collateral from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements               Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

                                                                FIRST TRUST
                                                                ASIA PACIFIC      FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  EX-JAPAN           EUROPE        LATIN AMERICA         BRAZIL
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FPA)             (FEP)             (FLN)             (FBZ)
                                                              ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.......................................   $   32,561,842    $  249,666,279    $  106,327,377    $   99,652,830
Cash  ......................................................               --                --            31,909            58,172
Foreign currency............................................           24,586                --            51,374            42,947
Receivables:
      Dividend reclaims.....................................               --           864,034               337                --
      Dividends.............................................           38,583           217,909           464,408           611,709
      Investment securities sold............................               --             4,510                32                --
      Security lending income...............................               --            19,789                --                --
Other assets................................................               --                --               852                --
                                                               --------------    --------------    --------------    --------------
      Total Assets..........................................       32,625,011       250,772,521       106,876,289       100,365,658
                                                               --------------    --------------    --------------    --------------

LIABILITIES:
Due to custodian............................................            8,691           276,453                --                --
Due to custodian foreign currency...........................               --             4,085                --                --
Payables:
      Collateral for securities on loan.....................               --         1,138,238                --                --
      Investment advisory fees..............................           22,451           165,999            71,609            66,648
      Capital shares redeemed...............................               --                --                --                --
Other liabilities...........................................              371                --                --               167
                                                               --------------    --------------    --------------    --------------
      Total Liabilities.....................................           31,513         1,584,775            71,609            66,815
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   32,593,498    $  249,187,746    $  106,804,680    $  100,298,843
                                                               ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in capital.............................................   $   42,841,160    $  372,321,503    $  110,422,584    $   95,632,552
Par value...................................................           12,000            85,000            57,000            72,000
Accumulated net investment income (loss)....................         (200,759)         (107,574)          306,989           652,432
Accumulated net realized gain (loss) on investments and
   foreign currency transactions............................       (9,383,481)     (123,514,106)       (7,039,651)       (5,199,505)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.........................         (675,422)          402,923         3,057,758         9,141,364
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   32,593,498    $  249,187,746    $  106,804,680    $  100,298,843
                                                               ==============    ==============    ==============    ==============

NET ASSET VALUE, per share..................................   $        27.16    $        29.32    $        18.74    $        13.93
                                                               ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...................        1,200,002         8,500,002         5,700,002         7,200,002
                                                               ==============    ==============    ==============    ==============
Investments, at cost........................................   $   33,237,286    $  249,088,541    $  103,270,174    $   90,514,592
                                                               ==============    ==============    ==============    ==============
Foreign currency, at cost (proceeds)........................   $       24,589    $       (4,129)   $       51,622    $       42,840
                                                               ==============    ==============    ==============    ==============
Securities on loan, at value................................   $           --    $    1,084,402    $           --    $           --
                                                               ==============    ==============    ==============    ==============


Page 102                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST         DEVELOPED           EMERGING
     CHINA              JAPAN           SOUTH KOREA       MARKETS EX-US         MARKETS
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND
     (FCA)              (FJP)              (FKO)              (FDT)              (FEM)
----------------   ----------------   ----------------   ----------------   ----------------


 $    3,979,374     $   47,839,465     $    4,383,277     $  159,082,426     $  149,333,663
          5,843             15,960              6,075                 --            275,785
            851             12,808                 --             56,627             71,475

             --                607                 --            168,222              9,340
             --             63,533                 --            187,809            178,100
             --                 --                 --            481,426                 --
            413                139                 --              4,714              4,691
             --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------
      3,986,481         47,932,512          4,389,352        159,981,224        149,873,054
 --------------     --------------     --------------     --------------     --------------


             --                 --                 --            246,137                 --
             --                 --                 --                 --                 --

        127,671             48,520                 --            146,000          1,171,122
          2,623             32,444             10,091            111,168             99,422
             --                 --                 --            480,672                 --
             --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------
        130,294             80,964             10,091            983,977          1,270,544
 --------------     --------------     --------------     --------------     --------------
 $    3,856,187     $   47,851,548     $    4,379,261     $  158,997,247     $  148,602,510
 ==============     ==============     ==============     ==============     ==============


 $    9,624,790     $   62,952,133     $    7,225,571     $  195,456,628     $  225,388,550
          2,000             10,000              2,000             33,520             72,500
            376           (129,946)           (42,258)          (380,064)           103,938

     (5,396,137)       (14,233,037)        (2,709,747)       (37,384,077)       (79,640,561)

       (374,842)          (747,602)           (96,305)         1,271,240          2,678,083
 --------------     --------------     --------------     --------------     --------------
 $    3,856,187     $   47,851,548     $    4,379,261     $  158,997,247     $  148,602,510
 ==============     ==============     ==============     ==============     ==============

 $        19.28     $        47.85     $        21.90     $        47.43     $        20.50
 ==============     ==============     ==============     ==============     ==============

        200,002          1,000,002            200,002          3,352,000          7,250,002
 ==============     ==============     ==============     ==============     ==============
 $    4,354,217     $   48,586,064     $    4,479,582     $  157,786,144     $  146,653,724
 ==============     ==============     ==============     ==============     ==============
 $          850     $       12,768     $           --     $       56,786     $       75,056
 ==============     ==============     ==============     ==============     ==============
 $      120,358     $       46,032     $           --     $      137,971     $    1,107,639
 ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2016


                                                                FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  GERMANY            CANADA          AUSTRALIA       UNITED KINGDOM
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FGM)             (FCAN)            (FAUS)            (FKU)
                                                              ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.......................................   $   99,597,141    $    7,362,622    $    1,419,393    $   27,764,579
Cash  ......................................................               --            20,919             2,978            91,345
Foreign currency............................................           13,733             5,346                --             5,336
Receivables:
      Dividend reclaims.....................................          217,591                81                35             3,890
      Dividends.............................................               --            10,310             5,984            79,283
      Investment securities sold............................               --                --                --                --
      Security lending income...............................            1,807                67                --                --
Other assets................................................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
      Total Assets..........................................       99,830,272         7,399,345         1,428,390        27,944,433
                                                               --------------    --------------    --------------    --------------

LIABILITIES:
Due to custodian............................................          122,964                --                --                --
Due to custodian foreign currency...........................               --                --                --                --
Payables:
      Collateral for securities on loan.....................        1,160,092           407,124                --                --
      Investment advisory fees..............................           68,899             4,783               989            18,672
      Capital shares redeemed...............................               --                --                --                --
Other liabilities...........................................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
      Total Liabilities.....................................        1,351,955           411,907               989            18,672
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   98,478,317    $    6,987,438    $    1,427,401    $   27,925,761
                                                               ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in capital.............................................   $  124,466,481    $   22,048,701    $    1,932,103    $   67,336,043
Par value...................................................           27,000             3,000               500             8,500
Accumulated net investment income (loss)....................          (3,210)            24,090           (40,969)           40,869
Accumulated net realized gain (loss) on investments and
   foreign currency transactions............................      (22,147,678)      (15,125,805)         (600,878)      (34,346,318)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.........................       (3,864,276)           37,452           136,645        (5,113,333)
                                                               --------------    --------------    --------------    --------------
NET ASSETS..................................................   $   98,478,317    $    6,987,438    $    1,427,401    $   27,925,761
                                                               ==============    ==============    ==============    ==============

NET ASSET VALUE, per share..................................   $        36.47    $        23.29    $        28.55    $        32.85
                                                               ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...................        2,700,002           300,002            50,002           850,002
                                                               ==============    ==============    ==============    ==============
Investments, at cost........................................   $  103,444,310    $    7,325,182    $    1,282,744    $   32,876,099
                                                               ==============    ==============    ==============    ==============
Foreign currency, at cost (proceeds)........................   $       14,223    $        5,349    $           --    $        5,351
                                                               ==============    ==============    ==============    ==============
Securities on loan, at value................................   $    1,112,357    $      390,023    $           --    $           --
                                                               ==============    ==============    ==============    ==============


Page 104                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST     DEVELOPED MARKETS   EMERGING MARKETS     FIRST TRUST
     TAIWAN           HONG KONG         SWITZERLAND      EX-US SMALL CAP        SMALLCAP           EUROZONE
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) ETF
     (FTW)              (FHK)              (FSZ)              (FDTS)             (FEMS)             (FEUZ)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


 $    3,076,405     $    8,114,980     $  103,725,835     $    6,737,622     $   95,897,564     $    6,511,384
         12,350                 --                 --                 --                 --             10,348
             75             21,296              4,991              2,043             94,190                771

             --              1,765            909,846              4,042                598             45,039
             --              4,352                 --              9,797             11,177                 --
             --                 --                 --                175                 --                 --
             --                 --                 --                 --              5,791                 33
             --                 --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------     --------------
      3,088,830          8,142,393        104,640,672          6,753,679         96,009,320          6,567,575
 --------------     --------------     --------------     --------------     --------------     --------------


             --              4,142            489,982              8,570             51,142                 --
             --                 --                 --                 --                 --                 --

             --                 --                 --                 --          1,589,117             34,622
          2,110              5,585             70,916              4,561             63,450              4,331
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------     --------------
          2,110              9,727            560,898             13,131          1,703,709             38,953
 --------------     --------------     --------------     --------------     --------------     --------------
 $    3,086,720     $    8,132,666     $  104,079,774     $    6,740,548     $   94,305,611     $    6,528,622
 ==============     ==============     ==============     ==============     ==============     ==============


 $    4,919,353     $   57,902,577     $  128,333,745     $    7,768,582     $  108,128,997     $    7,586,761
          1,000              2,500             25,500              2,000             31,000              2,000
             --              4,695               (864)            (8,548)          (225,110)            15,301

     (2,159,163)       (49,312,947)       (25,134,333)        (1,149,890)       (14,126,465)        (1,283,546)

        325,530          (464,159)            855,726            128,404            497,189            208,106
 --------------     --------------     --------------     --------------     --------------     --------------
 $    3,086,720     $    8,132,666     $  104,079,774     $    6,740,548     $   94,305,611     $    6,528,622
 ==============     ==============     ==============     ==============     ==============     ==============

 $        30.87     $        32.53     $        40.82     $        33.70     $        30.42     $        32.64
 ==============     ==============     ==============     ==============     ==============     ==============

        100,002            250,002          2,550,002            200,002          3,100,002            200,002
 ==============     ==============     ==============     ==============     ==============     ==============
 $    2,750,874     $    8,579,144     $  102,802,489     $    6,608,676     $   95,400,724     $    6,297,573
 ==============     ==============     ==============     ==============     ==============     ==============
 $           76     $       21,294     $        5,403     $        2,047     $       93,907     $          773
 ==============     ==============     ==============     ==============     ==============     ==============
 $           --     $           --     $           --     $           --     $    1,507,501     $       33,037
 ==============     ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                FIRST TRUST
                                                                ASIA PACIFIC      FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  EX-JAPAN           EUROPE        LATIN AMERICA         BRAZIL
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FPA)             (FEP)             (FLN)             (FBZ)
                                                              ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...................................................   $      878,868    $    9,272,246    $    1,047,959    $    1,937,739
Foreign tax withholding.....................................          (63,720)         (862,715)         (100,008)         (172,382)
Securities lending income (net of fees).....................              299           326,125                --                --
Other ......................................................              116                70                15                11
                                                               --------------    --------------    --------------    --------------
      Total investment income...............................          815,563         8,735,726           947,966         1,765,368
                                                               --------------    --------------    --------------    --------------

EXPENSES:
Investment advisory fees....................................          262,830         2,472,333           313,757           449,789
Foreign capital gains tax...................................               --                --                --                --
Excise tax expense..........................................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
      Total expenses........................................          262,830         2,472,333           313,757           449,789
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)................................          552,733         6,263,393           634,209         1,315,579
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...........................................       (1,936,581)      (23,225,815)       (2,110,506)         (938,820)
      In-kind redemptions...................................          (32,089)        1,667,603          (10,465)                --
      Foreign currency transactions.........................             (885)         (272,758)         (267,227)          (32,670)
                                                               --------------    --------------    --------------    --------------
Net realized gain (loss)....................................       (1,969,555)      (21,830,970)       (2,388,198)         (971,490)
                                                               --------------    --------------    --------------    --------------
Net increase from payment by the advisor....................               --                --                --            69,112
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...........................................        1,209,945       10,606,708          3,758,460        10,284,792
      Foreign currency translation..........................              147          (50,725)             1,840             3,544
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation)........        1,210,092       10,555,983          3,760,300        10,288,336
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................         (759,463)      (11,274,987)        1,372,102         9,385,958
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................   $     (206,730)   $   (5,011,594)   $    2,006,311    $   10,701,537
                                                               ==============    ==============    ==============    ==============


Page 106                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST         DEVELOPED           EMERGING
     CHINA              JAPAN           SOUTH KOREA       MARKETS EX-US         MARKETS
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND
     (FCA)              (FJP)              (FKO)              (FDT)              (FEM)
----------------   ----------------   ----------------   ----------------   ----------------


 $      122,908     $    2,342,445     $       61,521     $    4,356,986     $    4,180,949
         (7,857)          (234,251)           (13,086)          (373,335)          (355,687)
            577             25,808                 --             73,618            110,030
             --                 --                650                155                 --
 --------------     --------------     --------------     --------------     --------------
        115,628          2,134,002             49,085          4,057,424          3,935,292
 --------------     --------------     --------------     --------------     --------------


         32,197          1,029,842             54,372          1,437,933            954,137
             --                 --                 --                 --             11,289
             --                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------
         32,197          1,029,842             54,372          1,437,933            965,426
 --------------     --------------     --------------     --------------     --------------
         83,431          1,104,160             (5,287)         2,619,491          2,969,866
 --------------     --------------     --------------     --------------     --------------



     (1,638,319)        (9,466,150)        (1,977,871)       (11,929,352)        (7,152,095)
       (625,091)         8,584,509                 --          8,260,401         (1,647,802)
         11,597             91,798            (65,425)           (91,966)            38,084
 --------------     --------------     --------------     --------------     --------------
     (2,251,813)          (789,843)        (2,043,296)        (3,760,917)        (8,761,813)
 --------------     --------------     --------------     --------------     --------------
          9,330                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------

      1,257,408          4,994,854            151,979          4,730,548         21,458,859
              1             (1,088)                --             (8,242)            (2,185)
 --------------     --------------     --------------     --------------     --------------
      1,257,409          4,993,766            151,979          4,722,306         21,456,674
 --------------     --------------     --------------     --------------     --------------
       (985,074)         4,203,923         (1,891,317)           961,389         12,694,861
 --------------     --------------     --------------     --------------     --------------

 $     (901,643)    $    5,308,083     $   (1,896,604)    $    3,580,880     $   15,664,727
 ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR THE YEAR ENDED DECEMBER 31, 2016


                                                                FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                                  GERMANY            CANADA          AUSTRALIA       UNITED KINGDOM
                                                              ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
                                                                   (FGM)             (FCAN)            (FAUS)            (FKU)
                                                              ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...................................................   $    3,070,033    $      147,395    $       74,839    $    3,261,953
Foreign tax withholding.....................................         (412,679)          (22,962)           (3,644)           (4,587)
Securities lending income (net of fees).....................           92,751             3,665                --                --
Other ......................................................                7                31                --                13
                                                               --------------    --------------    --------------    --------------
      Total investment income...............................        2,750,112           128,129            71,195         3,257,379
                                                               --------------    --------------    --------------    --------------

EXPENSES:
Investment advisory fees....................................        1,035,865            57,718            17,218           796,530
Foreign capital gains tax...................................               --                --                --                --
Excise tax expense..........................................               --                --               116                --
                                                               --------------    --------------    --------------    --------------
      Total expenses........................................        1,035,865            57,718            17,334           796,530
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)................................        1,714,247            70,411            53,861         2,460,849
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...........................................      (13,562,334)       (3,710,783)         (182,185)      (24,568,660)
      In-kind redemptions...................................       (1,136,598)          382,911           259,109       (24,386,990)
      Foreign currency transactions.........................          (19,022)              334               774           (89,866)
                                                               --------------    --------------    --------------    --------------
Net realized gain (loss)....................................      (14,717,954)       (3,327,538)           77,698       (49,045,516)
                                                               --------------    --------------    --------------    --------------
Net increase from payment by the advisor....................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...........................................        9,248,688         3,927,462           193,137        12,982,878
      Foreign currency translation..........................           (3,522)               (3)               15            12,440
                                                               --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation)........        9,245,166         3,927,459           193,152        12,995,318
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................       (5,472,788)          599,921           270,850       (36,050,198)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................   $   (3,758,541)   $      670,332    $      324,711    $  (33,589,349)
                                                               ==============    ==============    ==============    ==============


Page 108                See Notes to Financial Statements

                                                           FIRST TRUST        FIRST TRUST
  FIRST TRUST        FIRST TRUST        FIRST TRUST     DEVELOPED MARKETS   EMERGING MARKETS     FIRST TRUST
     TAIWAN           HONG KONG         SWITZERLAND      EX-US SMALL CAP        SMALLCAP           EUROZONE
ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) ETF
     (FTW)              (FHK)              (FSZ)              (FDTS)             (FEMS)             (FEUZ)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


 $      166,861     $      325,540     $    3,865,779     $      168,778     $    2,415,983     $      234,835
        (36,436)              (883)          (322,607)           (15,514)          (265,545)           (33,022)
             --             16,134                 --                119              9,319                167
             --                 --                 --                 26                  8                 60
 --------------     --------------     --------------     --------------     --------------     --------------
        130,425            340,791          3,543,172            153,409          2,159,765            202,040
 --------------     --------------     --------------     --------------     --------------     --------------


         35,105            151,821          1,045,616             52,628            519,610             64,545
             --                 --                 --                 --             87,528                 --
             --              2,777                 --                 --                 --                 --
 --------------     --------------     --------------     --------------     --------------     --------------
         35,105            154,598          1,045,616             52,628            607,138             64,545
 --------------     --------------     --------------     --------------     --------------     --------------
         95,320            186,193          2,497,556            100,781          1,552,627            137,495
 --------------     --------------     --------------     --------------     --------------     --------------



       (400,379)       (22,352,387)       (13,263,629)            26,256            461,040           (448,746)
             --        (23,684,180)         1,272,988                 --           (203,532)           117,325
        (15,140)            (1,521)           (19,331)              (282)          (105,985)            (1,034)
 --------------     --------------     --------------     --------------     --------------     --------------
       (415,519)       (46,038,088)       (12,009,972)            25,974            151,523           (332,455)
 --------------     --------------     --------------     --------------     --------------     --------------
             --                 --                 --                 --              2,732                 --
 --------------     --------------     --------------     --------------     --------------     --------------

        693,728         26,002,222          9,702,253             68,112          3,468,230            424,821
             (1)                 6            (28,339)              (262)           (15,354)            (1,384)
 --------------     --------------     --------------     --------------     --------------     --------------
        693,727         26,002,228          9,673,914             67,850          3,452,876            423,437
 --------------     --------------     --------------     --------------     --------------     --------------
        278,208        (20,035,860)        (2,336,058)            93,824          3,607,131             90,982
 --------------     --------------     --------------     --------------     --------------     --------------

 $      373,528     $  (19,849,667)    $      161,498     $      194,605     $    5,159,758     $      228,477
 ==============     ==============     ==============     ==============     ==============     ==============


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                            FIRST TRUST ASIA PACIFIC                   FIRST TRUST EUROPE
                                                        EX-JAPAN ALPHADEX(R) FUND (FPA)              ALPHADEX(R) FUND (FEP)
                                                      ------------------------------------    ------------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                         12/31/2016          12/31/2015          12/31/2016          12/31/2015
                                                      ----------------    ----------------    ----------------    ----------------
OPERATIONS:
Net investment income (loss)........................  $        552,733    $        634,942    $      6,263,393    $      7,869,684
Net realized gain (loss)............................        (1,969,555)           (752,482)        (21,830,970)        (13,983,925)
Net increase from payment by the advisor............                --                  --                  --                  --
Net change in unrealized appreciation
   (depreciation)...................................         1,210,092          (1,838,207)         10,555,983           7,055,621
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from operations..................................          (206,730)         (1,955,747)         (5,011,594)            941,380
                                                      ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................          (770,446)           (285,561)         (6,731,831)         (8,338,436)
Return of capital...................................                --            (333,790)                 --                  --
                                                      ----------------    ----------------    ----------------    ----------------
Total distributions to shareholders.................          (770,446)           (619,351)         (6,731,831)         (8,338,436)
                                                      ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................         2,953,910          28,225,138           8,710,556         154,756,651
Cost of shares redeemed.............................        (5,419,327)        (20,341,301)       (156,392,543)        (16,032,705)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................        (2,465,417)          7,883,837        (147,681,987)        138,723,946
                                                      ----------------    ----------------    ----------------    ----------------
Total increase (decrease) in net assets.............        (3,442,593)          5,308,739        (159,425,412)        131,326,890
NET ASSETS:
Beginning of period.................................         36,036,091         30,727,352         408,613,158         277,286,268
                                                      ----------------    ----------------    ----------------    ----------------
End of period.......................................  $     32,593,498    $     36,036,091    $    249,187,746    $    408,613,158
                                                      ================    ================    ================    ================
Accumulated net investment income (loss)
   at end of period.................................  $       (200,759)   $        (48,775)   $       (107,574)   $       (699,563)
                                                      ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............         1,300,002           1,100,002          13,800,002           9,400,002
Shares sold.........................................           100,000             900,000             300,000           4,950,000
Shares redeemed.....................................          (200,000)           (700,000)         (5,600,000)           (550,000)
                                                      ----------------    ----------------    ----------------    ----------------
Shares outstanding, end of period...................         1,200,002           1,300,002           8,500,002          13,800,002
                                                      ================    ================    ================    ================


Page 110                See Notes to Financial Statements

   FIRST TRUST LATIN AMERICA             FIRST TRUST BRAZIL                FIRST TRUST CHINA
     ALPHADEX(R) FUND (FLN)            ALPHADEX(R) FUND (FBZ)            ALPHADEX(R) FUND (FCA)
 ------------------------------    ------------------------------    ------------------------------
   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
   12/31/2016      12/31/2015        12/31/2016      12/31/2015        12/31/2016      12/31/2015
 --------------  --------------    --------------  --------------    --------------  --------------

 $      634,209  $      149,101    $    1,315,579  $       73,997    $       83,431  $      814,879
     (2,388,198)     (2,761,338)         (971,490)     (1,067,883)       (2,251,813)     (2,411,835)
             --              --            69,112              --             9,330              --

      3,760,300         320,296        10,288,336        (397,643)        1,257,409      (1,641,272)
 --------------  --------------    --------------  --------------    --------------  --------------

      2,006,311      (2,291,941)       10,701,537      (1,391,529)         (901,643)     (3,238,228)
 --------------  --------------    --------------  --------------    --------------  --------------

        (58,135)       (106,934)         (626,965)        (66,001)          (95,481)       (813,557)
             --         (19,677)               --          (2,480)               --              --
 --------------  --------------    --------------  --------------    --------------  --------------
        (58,135)       (126,611)         (626,965)        (68,481)          (95,481)       (813,557)
 --------------  --------------    --------------  --------------    --------------  --------------

    121,426,647       3,692,685       112,304,583         484,781                --      17,653,998
    (20,555,430)     (3,014,859)      (24,298,682)       (718,167)       (4,497,688)    (20,054,588)
 --------------  --------------    --------------  --------------    --------------  --------------

    100,871,217         677,826        88,005,901        (233,386)       (4,497,688)     (2,400,590)
 --------------  --------------    --------------  --------------    --------------  --------------
    102,819,393      (1,740,726)       98,080,473      (1,693,396)       (5,494,812)     (6,452,375)

      3,985,287       5,726,013         2,218,370       3,911,766         9,350,999      15,803,374
 --------------  --------------    --------------  --------------    --------------  --------------
 $  106,804,680  $    3,985,287    $  100,298,843  $    2,218,370    $    3,856,187  $    9,350,999
 ==============  ==============    ==============  ==============    ==============  ==============

 $      306,989  $       (1,858)   $      652,432  $       (3,512)   $          376  $         (271)
 ==============  ==============    ==============  ==============    ==============  ==============

        300,002         300,002           250,002         250,002           450,002         700,002
      6,550,000         200,000         8,750,000          50,000                --         650,000
     (1,150,000)       (200,000)       (1,800,000)        (50,000)         (250,000)       (900,000)
 --------------  --------------    --------------  --------------    --------------  --------------
      5,700,002         300,002         7,200,002         250,002           200,002         450,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 111


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FIRST TRUST JAPAN                    FIRST TRUST SOUTH KOREA
                                                             ALPHADEX(R) FUND (FJP)                  ALPHADEX(R) FUND (FKO)
                                                      ------------------------------------    ------------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                         12/31/2016          12/31/2015          12/31/2016          12/31/2015
                                                      ----------------    ----------------    ----------------    ----------------
OPERATIONS:
Net investment income (loss)........................  $      1,104,160    $      1,165,480    $         (5,287)   $         10,598
Net realized gain (loss)............................          (789,843)          4,111,252          (2,043,296)            (17,347)
Net increase from payment by the advisor............                --                  --                  --                  --
Net change in unrealized appreciation
   (depreciation)...................................         4,993,766          (2,753,354)            151,979            (229,869)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from operations..................................         5,308,083           2,523,378          (1,896,604)           (236,618)
                                                      ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................        (1,291,521)         (1,114,866)                 --              (6,612)
Return of capital...................................                --                  --             (40,551)            (17,109)
                                                      ----------------    ----------------    ----------------    ----------------
Total distributions to shareholders.................        (1,291,521)         (1,114,866)            (40,551)            (23,721)
                                                      ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................       123,097,363         193,530,188          18,516,707           1,307,694
Cost of shares redeemed.............................      (175,976,009)       (136,462,959)        (15,634,163)         (1,191,426)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................       (52,878,646)         57,067,229           2,882,544             116,268
                                                      ----------------    ----------------    ----------------    ----------------
Total increase (decrease) in net assets.............       (48,862,084)         58,475,741             945,389            (144,071)
NET ASSETS:
Beginning of period.................................        96,713,632          38,237,891           3,433,872           3,577,943
                                                      ----------------    ----------------    ----------------    ----------------
End of period.......................................  $     47,851,548    $     96,713,632    $      4,379,261    $      3,433,872
                                                      ================    ================    ================    ================
Accumulated net investment income (loss) at
   end of period....................................  $       (129,946)   $        (37,484)   $        (42,258)   $         (7,191)
                                                      ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............         2,050,002             850,002             150,002             150,002
Shares sold.........................................         2,700,000           3,950,000             750,000              50,000
Shares redeemed.....................................        (3,750,000)         (2,750,000)           (700,000)            (50,000)
                                                      ----------------    ----------------    ----------------    ----------------
Shares outstanding, end of period...................         1,000,002           2,050,002             200,002             150,002
                                                      ================    ================    ================    ================


Page 112                See Notes to Financial Statements

 FIRST TRUST DEVELOPED MARKETS      FIRST TRUST EMERGING MARKETS          FIRST TRUST GERMANY
  EX-US ALPHADEX(R) FUND (FDT)         ALPHADEX(R) FUND (FEM)            ALPHADEX(R) FUND (FGM)
 ------------------------------    ------------------------------    ------------------------------
   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
   12/31/2016      12/31/2015        12/31/2016      12/31/2015        12/31/2016      12/31/2015
 --------------  --------------    --------------  --------------    --------------  --------------

 $    2,619,491  $    1,999,346    $    2,969,866  $    6,444,623    $    1,714,247  $    2,248,015
     (3,760,917)     (1,423,662)       (8,761,813)    (45,366,672)      (14,717,954)     (7,521,327)
             --              --                --              --                --              --

      4,722,306      (3,992,794)       21,456,674      30,417,799         9,245,166      (7,875,964)
 --------------  --------------    --------------  --------------    --------------  --------------

      3,580,880      (3,417,110)       15,664,727      (8,504,250)       (3,758,541)    (13,149,276)
 --------------  --------------    --------------  --------------    --------------  --------------

     (2,947,156)     (2,132,827)       (2,798,326)     (5,758,411)       (1,698,108)     (2,218,103)
             --        (595,757)               --         (92,400)          (88,798)       (422,998)
 --------------  --------------    --------------  --------------    --------------  --------------
     (2,947,156)     (2,728,584)       (2,798,326)     (5,850,811)       (1,786,906)     (2,641,101)
 --------------  --------------    --------------  --------------    --------------  --------------

    173,242,375     126,647,717        34,378,419       4,486,699                --     237,160,459
   (182,832,072)    (61,059,211)      (13,567,548)   (352,115,357)      (85,087,583)    (89,973,452)
 --------------  --------------    --------------  --------------    --------------  --------------

     (9,589,697)     65,588,506        20,810,871    (347,628,658)      (85,087,583)    147,187,007
 --------------  --------------    --------------  --------------    --------------  --------------
     (8,955,973)     59,442,812        33,677,272    (361,983,719)      (90,633,030)    131,396,630

    167,953,220     108,510,408       114,925,238     476,908,957       189,111,347      57,714,717
 --------------  --------------    --------------  --------------    --------------  --------------
 $  158,997,247  $  167,953,220    $  148,602,510  $  114,925,238    $   98,478,317  $  189,111,347
 ==============  ==============    ==============  ==============    ==============  ==============

 $     (380,064) $     (335,045)   $      103,938  $     (108,923)   $       (3,210) $         (327)
 ==============  ==============    ==============  ==============    ==============  ==============

      3,602,000       2,302,000         6,350,002      22,150,002         5,200,002       1,600,002
      3,700,000       2,500,000         1,700,000         200,000                --       6,100,000
     (3,950,000)     (1,200,000)         (800,000)    (16,000,000)       (2,500,000)     (2,500,000)
 --------------  --------------    --------------  --------------    --------------  --------------
      3,352,000       3,602,000         7,250,002       6,350,002         2,700,002       5,200,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 113


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FIRST TRUST CANADA                    FIRST TRUST AUSTRALIA
                                                            ALPHADEX(R) FUND (FCAN)                 ALPHADEX(R) FUND (FAUS)
                                                      ------------------------------------    ------------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                         12/31/2016          12/31/2015          12/31/2016          12/31/2015
                                                      ----------------    ----------------    ----------------    ----------------
OPERATIONS:
Net investment income (loss)........................  $         70,411    $        233,546    $         53,861    $         54,704
Net realized gain (loss)............................        (3,327,538)        (11,537,211)             77,698             (65,478)
Net increase from payment by the advisor............                --                  --                  --                  --
Net change in unrealized appreciation
   (depreciation)...................................         3,927,459           4,501,375             193,152              29,470
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from operations..................................           670,332          (6,802,290)            324,711              18,696
                                                      ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................           (46,010)           (170,075)           (121,204)            (50,737)
Return of capital...................................                --                  --                  --                  --
                                                      ----------------    ----------------    ----------------    ----------------
Total distributions to shareholders.................           (46,010)           (170,075)           (121,204)            (50,737)
                                                      ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................         2,216,165          78,172,121                  --           1,293,435
Cost of shares redeemed.............................        (2,304,811)        (99,326,568)         (1,486,003)                 --
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets
   resulting from shareholder transactions..........           (88,646)        (21,154,447)         (1,486,003)          1,293,435
                                                      ----------------    ----------------    ----------------    ----------------
Total increase (decrease) in net assets.............           535,676         (28,126,812)         (1,282,496)          1,261,394
NET ASSETS:
Beginning of period.................................         6,451,762          34,578,574           2,709,897           1,448,503
                                                      ----------------    ----------------    ----------------    ----------------
End of period.......................................  $      6,987,438    $      6,451,762    $      1,427,401    $      2,709,897
                                                      ================    ================    ================    ================
Accumulated net investment income (loss)
   at end of period.................................  $         24,090    $           (645)   $        (40,969)   $          2,596
                                                      ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............           300,002           1,100,002             100,002              50,002
Shares sold.........................................           100,000           2,600,000                  --              50,000
Shares redeemed.....................................          (100,000)         (3,400,000)            (50,000)                 --
                                                      ----------------    ----------------    ----------------    ----------------
Shares outstanding, end of period...................           300,002             300,002              50,002             100,002
                                                      ================    ================    ================    ================


Page 114                See Notes to Financial Statements

   FIRST TRUST UNITED KINGDOM            FIRST TRUST TAIWAN              FIRST TRUST HONG KONG
     ALPHADEX(R) FUND (FKU)            ALPHADEX(R) FUND (FTW)            ALPHADEX(R) FUND (FHK)
 ------------------------------    ------------------------------    ------------------------------
   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
   12/31/2016      12/31/2015        12/31/2016      12/31/2015        12/31/2016      12/31/2015
 --------------  --------------    --------------  --------------    --------------  --------------

 $    2,460,849  $    6,317,349    $       95,320  $      225,905    $      186,193  $    4,223,257
    (49,045,516)     (2,863,470)         (415,519)     (1,390,287)      (46,038,088)    (34,680,741)
            --               --                --              --                --           9,113

     12,995,318     (13,988,883)          693,727         354,035        26,002,228     (25,454,550)
 --------------  --------------    --------------  --------------    --------------  --------------

    (33,589,349)    (10,535,004)          373,528        (810,347)      (19,849,667)    (55,902,921)
 --------------  --------------    --------------  --------------    --------------  --------------

     (2,317,281)     (6,551,602)          (75,616)       (229,703)         (336,903)     (4,346,102)
             --              --           (24,966)        (20,000)               --              --
 --------------  --------------    --------------  --------------    --------------  --------------
     (2,317,281)     (6,551,602)         (100,582)       (249,703)         (336,903)     (4,346,102)
 --------------  --------------    --------------  --------------    --------------  --------------

      3,103,979     387,984,773                --       7,200,974                --     254,662,279
   (149,922,153)   (225,077,316)       (2,956,755)    (27,697,147)     (113,300,402)    (92,997,611)
 --------------  --------------    --------------  --------------    --------------  --------------

   (146,818,174)    162,907,457        (2,956,755)    (20,496,173)     (113,300,402)    161,664,668
 --------------  --------------    --------------  --------------    --------------  --------------
   (182,724,804)    145,820,851        (2,683,809)    (21,556,223)     (133,486,972)    101,415,645

    210,650,565      64,829,714         5,770,529      27,326,752       141,619,638      40,203,993
 --------------  --------------    --------------  --------------    --------------  --------------
 $   27,925,761  $  210,650,565    $    3,086,720  $    5,770,529    $    8,132,666  $  141,619,638
 ==============  ==============    ==============  ==============    ==============  ==============

 $       40,869  $      (12,833)   $           --  $       (4,564)   $        4,695  $      153,859
 ==============  ==============    ==============  ==============    ==============  ==============

      5,250,002       1,650,002           200,002         750,002         4,200,002       1,050,002
        100,000       9,000,000                --         200,000                --       5,800,000
     (4,500,000)     (5,400,000)         (100,000)       (750,000)       (3,950,000)     (2,650,000)
 --------------  --------------    --------------  --------------    --------------  --------------
        850,002       5,250,002           100,002         200,002           250,002       4,200,002
 ==============  ==============    ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II


                                                            FIRST TRUST SWITZERLAND           FIRST TRUST DEVELOPED MARKETS EX-US
                                                             ALPHADEX(R) FUND (FSZ)            SMALL CAP ALPHADEX(R) FUND (FDTS)
                                                      ------------------------------------    ------------------------------------
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                         12/31/2016          12/31/2015          12/31/2016          12/31/2015
                                                      ----------------    ----------------    ----------------    ----------------
OPERATIONS:
Net investment income (loss)........................  $      2,497,556    $      3,055,789    $        100,781    $         90,415
Net realized gain (loss)............................       (12,009,972)         (6,517,540)             25,974            (187,946)
Net increase from payment by the advisor............                --                  --                  --                  --
Net change in unrealized appreciation
   (depreciation)...................................         9,673,914          (3,180,619)             67,850             302,204
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting
   from operations..................................           161,498          (6,642,370)            194,605             204,673
                                                      ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................        (2,480,134)         (3,025,161)           (118,881)           (114,581)
Return of capital...................................          (161,343)                 --                  --                  --
                                                      ----------------    ----------------    ----------------    ----------------
Total distributions to shareholders.................        (2,641,477)         (3,025,161)           (118,881)           (114,581)
                                                      ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................         2,025,420         288,130,790                  --           5,233,624
Cost of shares redeemed.............................       (87,317,082)       (139,944,101)                 --          (5,072,555)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets
   resulting from shareholder transactions..........       (85,291,662)        148,186,689                  --             161,069
                                                      ----------------    ----------------    ----------------    ----------------
Total increase (decrease) in net assets.............       (87,771,641)        138,519,158              75,724             251,161
NET ASSETS:
Beginning of period.................................       191,851,415          53,332,257           6,664,824           6,413,663
                                                      ----------------    ----------------    ----------------    ----------------
End of period.......................................  $    104,079,774    $    191,851,415    $      6,740,548    $      6,664,824
                                                      ================    ================    ================    ================
Accumulated net investment income (loss)
   at end of period.................................  $           (864)   $          1,045    $         (8,548)   $         (9,639)
                                                      ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............         4,800,002           1,400,002             200,002             200,002
Shares sold.........................................            50,000           6,900,000                  --             150,000
Shares redeemed.....................................        (2,300,000)         (3,500,000)                 --            (150,000)
                                                      ----------------    ----------------    ----------------    ----------------
Shares outstanding, end of period...................         2,550,002           4,800,002             200,002             200,002
                                                      ================    ================    ================    ================


Page 116                See Notes to Financial Statements

  FIRST TRUST EMERGING MARKETS          FIRST TRUST EUROZONE
SMALL CAP ALPHADEX(R) FUND (FEMS)      ALPHADEX(R) ETF (FEUZ)
 ------------------------------    ------------------------------
   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
   12/31/2016      12/31/2015        12/31/2016      12/31/2015
 --------------  --------------    --------------  --------------

 $    1,552,627  $      867,951    $      137,495  $      124,483
        151,523      (7,178,595)         (332,455)    (13,628,895)
          2,732              --                --              --

      3,452,876         114,129           423,437      17,571,167
 --------------  --------------    --------------  --------------

      5,159,758      (6,196,515)          228,477       4,066,755
 --------------  --------------    --------------  --------------

     (1,883,866)       (880,885)         (172,851)       (103,260)
             --         (94,432)               --         (47,756)
 --------------  --------------    --------------  --------------
     (1,883,866)       (975,317)         (172,851)       (151,016)
 --------------  --------------    --------------  --------------

     73,102,360       9,162,200                --      34,945,701
     (6,756,543)    (18,105,200)       (4,606,767)   (365,994,987)
 --------------  --------------    --------------  --------------

     66,345,817      (8,943,000)       (4,606,767)   (331,049,286)
 --------------  --------------    --------------  --------------
     69,621,709     (16,114,832)       (4,551,141)   (327,133,547)

     24,683,902      40,798,734        11,079,763     338,213,310
 --------------  --------------    --------------  --------------
 $   94,305,611  $   24,683,902    $    6,528,622  $   11,079,763
 ==============  ==============    ==============  ==============

 $     (225,110) $      (26,912)   $       15,301  $       (5,412)
 ==============  ==============    ==============  ==============

        900,002       1,250,002           350,002      10,950,002
      2,450,000         250,000                --       1,100,000
       (250,000)       (600,000)         (150,000)    (11,700,000)
 --------------  --------------    --------------  --------------
      3,100,002         900,002           200,002         350,002
 ==============  ==============    ==============  ==============


                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    27.72       $    27.93     $    27.89     $    27.53     $    22.88
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.48             0.55           0.41           0.54           0.44
Net realized and unrealized gain (loss)      (0.38)           (0.28)          0.78           0.48           4.65
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              0.10             0.27           1.19           1.02           5.09
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.66)           (0.22)         (1.06)         (0.66)         (0.44)
Return of capital                               --            (0.26)         (0.09)            --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.66)           (0.48)         (1.15)         (0.66)         (0.44)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    27.16        $   27.72     $    27.93     $    27.89     $    27.53
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                              0.29%            0.97%          4.23%          3.83%         22.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   32,593       $   36,036     $   30,727     $   57,167     $   13,765
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                       1.68%            1.55%          1.46%          1.48%          1.39%
Portfolio turnover rate (b)                     96%             127%           186%           118%           105%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    29.61       $    29.50     $    33.10     $    25.68     $    21.60
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.53             0.62           0.70           0.45           0.54
Net realized and unrealized gain (loss)      (0.20)            0.14          (3.58)          7.49           4.10
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              0.33             0.76          (2.88)          7.94           4.64
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.62)           (0.65)         (0.72)         (0.52)         (0.56)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    29.32       $    29.61     $    29.50     $    33.10     $    25.68
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                              1.24%            2.53%         (8.90)%        31.33% (b)     21.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $ 249,188       $  408,613     $  277,286     $  405,481     $   30,821
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                       2.03%            2.12%          2.39%          0.78%          1.51%
Portfolio turnover rate (c)                    103%             118%           106%            94%            74%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a reimbursement from the advisor in the amount of $42,521, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    13.28       $    19.09     $    23.43     $    26.60     $    24.24
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.31             0.40           0.73           0.48           0.86
Net realized and unrealized gain (loss)       5.35            (5.90)         (4.32)         (3.17)          2.30
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              5.66            (5.50)         (3.59)         (2.69)          3.16
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.20)           (0.26)         (0.75)         (0.48)         (0.80)
Return of capital                               --            (0.05)            --             --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.20)           (0.31)         (0.75)         (0.48)         (0.80)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    18.74       $    13.28     $    19.09     $    23.43     $    26.60
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                             42.81%          (29.08)%       (15.80)%       (10.17)%        13.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  106,805       $    3,985     $    5,726     $    8,202     $    9,309
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.81% (b)      0.80%
Ratio of net investment income (loss)
  to average net assets                       1.62%            2.36%          3.11%          2.10%          3.24%
Portfolio turnover rate (c)                    186%             129%           103%           138%           117%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 120                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $     8.87       $    15.65     $    19.45     $    23.42     $    23.04
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.34             0.36           0.78           0.53           0.92
Net realized and unrealized gain (loss)       4.95            (6.80)         (3.84)         (3.97)          0.38
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              5.29            (6.44)         (3.06)         (3.44)          1.30
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.23)           (0.33)         (0.74)         (0.53)         (0.92)
Return of capital                               --            (0.01)            --             --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.23)           (0.34)         (0.74)         (0.53)         (0.92)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    13.93       $     8.87     $    15.65     $    19.45     $    23.42
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                             59.89% (b)      (41.80)%       (16.40)%       (14.72)%         5.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  100,299       $    2,218     $    3,912     $    5,835     $    5,856
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.81% (c)      0.80%          0.81% (c)      0.81% (c)
Ratio of net investment income (loss)
  to average net assets                       2.34%            2.90%          4.04%          2.40%          3.87%
Portfolio turnover rate (d)                    111%             106%           104%            85%            98%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a reimbursement from the advisor in the amount of $69,112, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(c) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 121

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    20.78       $    22.58     $    23.56     $    24.74     $    19.67
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.42             0.85           0.58           0.62           0.35
Net realized and unrealized gain (loss)      (1.44)           (1.80)         (1.00)         (1.13)          5.09
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations             (1.02)           (0.95)         (0.42)         (0.51)          5.44
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.48)           (0.85)         (0.56)         (0.67)         (0.35)
Return of capital                               --               --             --             --          (0.02)
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.48)           (0.85)         (0.56)         (0.67)         (0.37)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    19.28       $    20.78     $    22.58     $    23.56     $    24.74
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                             (4.96)% (b)      (4.37)%        (1.68)%        (1.63)%        28.05% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    3,856       $    9,351     $   15,803     $    4,711     $    3,712
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                       2.07%            3.85%          2.04%          2.12%          1.77%
Portfolio turnover rate (c)                    197%             177%            79%           110%           117%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) During the years ended December 31, 2016 and 2012, the Fund received a reimbursement from the advisor in the amount of $9,330 and $787, respectively, which represents $0.03 per share and less than $0.01 per share, respectively. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 122                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    47.18       $    44.99     $    46.02     $    35.49     $    37.81
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.48             0.46           0.49 (a)       0.33           0.55
Net realized and unrealized gain (loss)       0.88             2.13          (1.03)         10.53          (2.29)
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              1.36             2.59          (0.54)         10.86          (1.74)
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.69)           (0.40)         (0.49)         (0.33)         (0.58)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    47.85       $    47.18     $    44.99     $    46.02     $    35.49
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              2.91%            5.73%         (1.22)%        30.66% (c)     (4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   47,852       $   96,714     $   38,238     $  103,550     $    1,774
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                       0.86%            0.99%          1.06%          0.91%          1.41%
Portfolio turnover rate (d)                    122%             105%           148%            51%           127%


(a)   Based on average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $7,227, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 123

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    22.89       $    23.85     $    27.85     $    26.34     $    22.70
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (0.01)            0.09           0.07 (a)       0.04           0.16
Net realized and unrealized gain (loss)      (0.57)           (0.81)         (3.83)          1.67           3.73
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations             (0.58)           (0.72)         (3.76)          1.71           3.89
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           --            (0.07)         (0.20)         (0.20)         (0.16)
Return of capital                            (0.41)           (0.17)         (0.04)            --          (0.09)
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.41)           (0.24)         (0.24)         (0.20)         (0.25)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    21.90       $    22.89     $    23.85     $    27.85     $    26.34
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                             (2.74)%          (3.11)%       (13.60)%         6.54%         17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    4,379       $    3,434     $    3,578     $    5,570     $    2,634
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                      (0.08)%           0.32%          0.25%         (0.09)%         0.63%
Portfolio turnover rate (c)                    268%             138%            97%            66%            79%


(a)   Based on average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 124                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    46.63       $    47.14     $    50.96     $    43.93     $    38.37
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.73             0.65           0.73           0.80           0.73
Net realized and unrealized gain (loss)       0.90            (0.31)         (3.72)          7.20           5.69
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              1.63             0.34          (2.99)          8.00           6.42
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.83)           (0.66)         (0.83)         (0.97)         (0.86)
Return of capital                               --            (0.19)            --             --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.83)           (0.85)         (0.83)         (0.97)         (0.86)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    47.43       $    46.63     $    47.14     $    50.96     $    43.93
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                              3.55%            0.67%         (5.98)%        18.40% (b)     16.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  158,997       $  167,953     $  108,510     $  147,877     $   92,349
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%         0.80%           0.80%
Ratio of net investment income (loss)
  to  average net assets                      1.46%            1.36%          1.43%          1.58%          1.83%
Portfolio turnover rate (c)                    124%             115%           115%           109%           161%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a reimbursement from the advisor in the amount of $15,029, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 125

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2016             2015           2014           2013           2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    18.10       $    21.53     $    24.55     $    26.11     $    22.11
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.49             0.68           0.62           0.62           0.56
Net realized and unrealized gain (loss)       2.37            (3.46)         (3.03)         (1.53)          4.02
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              2.86            (2.78)         (2.41)         (0.91)          4.58
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.46)           (0.64)         (0.61)         (0.65)         (0.58)
Return of capital                               --            (0.01)            --             --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.46)           (0.65)         (0.61)         (0.65)         (0.58)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    20.50       $    18.10     $    21.53     $    24.55     $    26.11
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (a)                             15.86%          (13.11)%       (10.04)%        (3.35)%        21.03% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  148,603       $  114,925     $  476,909     $  330,136     $  129,224
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.81% (c)        0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss)
  to average net assets                       2.49%            2.29%          2.76%          2.01%          2.62%
Portfolio turnover rate (d)                    119%             112%           116%           132%           145%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a reimbursement from the advisor in the amount of $5,335, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.


(c) Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.80%.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 126                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    36.37       $    36.07     $    41.48     $    33.42     $    30.00
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.47             0.35           0.62           0.60           0.35
Net realized and unrealized gain (loss)       0.11             0.36          (5.34)          8.12           3.48
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              0.58             0.71          (4.72)          8.72           3.83
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.46)           (0.34)         (0.69)         (0.66)         (0.33)
Return of capital                            (0.02)           (0.07)            --             --          (0.08)
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.48)           (0.41)         (0.69)         (0.66)         (0.41)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    36.47       $    36.37     $    36.07     $    41.48     $    33.42
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              1.67%            1.94%        (11.60)%        26.61%         13.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   98,478       $  189,111     $   57,715     $   47,702     $    5,013
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       1.32%            1.34%          1.92%          1.43%          1.51% (c)
Portfolio turnover rate (d)                    114%              90%            83%            50%            52%


FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    21.51       $    31.44     $    36.11     $    31.62     $    29.85
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.22             0.27           0.75           0.53           0.30
Net realized and unrealized gain (loss)       1.70           (10.00)         (4.62)          4.43           1.85
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              1.92            (9.73)         (3.87)          4.96           2.15
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.14)           (0.20)         (0.80)         (0.47)         (0.38)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    23.29       $    21.51     $    31.44     $    36.11     $    31.62
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              8.94%          (30.98)%       (10.86)%        15.75%          7.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    6,987       $    6,452     $   34,579     $   77,628     $    7,904
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       0.98%            1.32%          1.44%          2.08%          1.36% (c)
Portfolio turnover rate (d)                    114%             166%           103%            47%            66%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 127

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    27.10       $    28.97     $    29.99     $    31.21     $    30.00
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.70             0.98           1.16           0.62           1.24
Net realized and unrealized gain (loss)       2.77            (2.05)         (0.67)         (0.78)          1.53
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              3.47            (1.07)          0.49          (0.16)          2.77
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (2.02)           (0.80)         (1.51)         (1.06)         (1.56)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    28.55       $    27.10     $    28.97     $    29.99     $    31.21
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                             12.80%           (3.68)%         1.47%         (0.61)%         9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    1,427       $    2,710     $    1,449     $    1,500     $    3,121
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.81% (c)        0.80%          0.80%          0.80%          0.80% (d)
Ratio of net investment income (loss)
  to average net assets                       2.50%            3.64%          3.65%          3.10%          4.63% (d)
Portfolio turnover rate (e)                     92%             101%            99%            92%            62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Includes excise tax. If this excise tax expense was not included, the ratio would have been 0.80%.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 128                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    40.12       $    39.29     $    42.46     $    34.03     $    30.12
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  1.01             1.04           1.20           0.92           0.83
Net realized and unrealized gain (loss)      (7.43)            0.85          (3.08)          8.50           3.94
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations             (6.42)             1.89         (1.88)          9.42           4.77
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.85)           (1.06)         (1.29)         (0.99)         (0.86)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    32.85       $    40.12     $    39.29     $    42.46     $    34.03
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                            (16.08)%           4.75%         (4.53)%        28.17%         16.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   27,926       $  210,651     $   64,830     $   27,598     $    6,807
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       2.47%            2.97%          2.67%          2.74%          3.07% (c)
Portfolio turnover rate (d)                    109%              91%            67%            63%            42%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 129

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    28.85       $    36.44     $    31.82     $    29.50     $    30.00
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.93             1.13           0.08           0.49           0.68
Net realized and unrealized gain (loss)       2.10            (7.47)          4.73           2.38          (0.49)
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              3.03            (6.34)          4.81           2.87           0.19
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.76)           (1.15)         (0.03)         (0.49)         (0.57)
Return of capital                            (0.25)           (0.10)         (0.16)         (0.06)         (0.12)
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (1.01)           (1.25)         (0.19)         (0.55)         (0.69)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    30.87       $    28.85     $    36.44     $    31.82     $    29.50
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                             10.31%          (17.56)%        15.13%          9.80%          0.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    3,087       $    5,771     $   27,327     $    1,591     $    1,475
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%         0.80%           0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       2.17%            1.59%          0.55%          1.61%          2.84% (c)
Portfolio turnover rate (d)                     76%             133%            26%            70%            85%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 130                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    33.72       $    38.29     $    38.60     $    34.57     $    30.19
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  1.33             0.78           1.20           0.92           0.70
Net realized and unrealized gain (loss)      (1.17)           (4.35)         (0.58)          3.98           4.52
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              0.16            (3.57)          0.62           4.90           5.22
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (1.35)           (1.00)         (0.93)         (0.87)         (0.84)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    32.53       $    33.72     $    38.29     $    38.60     $    34.57
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              0.54%           (9.51)%         1.63%         14.42%         17.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    8,133       $  141,620     $   40,204     $    3,860     $    1,728
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.81% (d)        0.81% (d)      0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       0.98%            2.82%          5.30%          2.23%          2.56% (c)
Portfolio turnover rate (e)                    257%             106%            43%            57%            46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 131

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/14/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    39.97       $    38.09     $    40.79     $    32.38     $    30.11
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.75             0.44           0.56           0.82           0.47
Net realized and unrealized gain (loss)       0.89             1.87          (2.54)          8.38           2.47
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              1.64             2.31          (1.98)          9.20           2.94
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.74)           (0.43)         (0.48)         (0.79)         (0.67)
Return of capital                            (0.05)              --          (0.24)            --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.79)           (0.43)         (0.72)         (0.79)         (0.67)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    40.82       $    39.97     $    38.09     $    40.79     $    32.38
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              4.21%            6.06%         (5.06)%        28.89%         10.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  104,080       $  191,851     $   53,332     $   26,510     $    4,857
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       1.91%            1.82%          0.86%          1.58%          1.86% (c)
Portfolio turnover rate (d)                     92%              82%            72%            49%            36%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 132                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/15/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    33.32       $    32.07     $    36.63     $    30.49     $    30.48
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.50             0.45           0.57           0.49           0.65
Net realized and unrealized gain (loss)       0.47             1.37          (4.30)          6.31           0.37
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              0.97             1.82          (3.73)          6.80           1.02
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.59)           (0.57)         (0.83)         (0.66)         (1.01)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    33.70       $    33.32     $    32.07     $    36.63     $    30.49
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                              2.96%            5.65%        (10.36)%        22.56%          3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    6,741       $    6,665     $    6,414     $    3,663     $    1,525
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80%          0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       1.53%            1.31%          1.54%          1.82%          2.41% (c)
Portfolio turnover rate (d)                    127%             137%           137%           171%           183%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions. .


                        See Notes to Financial Statements               Page 133

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

                                                                                                    FOR THE PERIOD
                                                         YEAR ENDED DECEMBER 31,                    2/15/2012 (a)
                                       -----------------------------------------------------------     THROUGH
                                           2016             2015           2014           2013        12/31/2012
                                       ------------     ------------   ------------   ------------   ------------
Net asset value, beginning of period    $    27.43       $    32.64     $    35.44     $    34.16     $    30.27
                                        ----------       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.64             0.71           0.62           0.50           0.59
Net realized and unrealized gain (loss)       3.08            (5.03)         (2.29)          1.42           3.98
                                        ----------       ----------     ----------     ----------     ----------
Total from investment operations              3.72            (4.32)         (1.67)          1.92           4.57
                                        ----------       ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.73)           (0.80)         (1.08)         (0.64)         (0.68)
Return of capital                               --            (0.09)         (0.05)            --             --
                                        ----------       ----------     ----------     ----------     ----------
Total distributions                          (0.73)           (0.89)         (1.13)         (0.64)         (0.68)
                                        ----------       ----------     ----------     ----------     ----------
Net asset value, end of period          $    30.42       $    27.43     $    32.64     $    35.44     $    34.16
                                        ==========       ==========     ==========     ==========     ==========
TOTAL RETURN (b)                             13.53% (c)      (13.39)%        (4.89)%         5.65%         15.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   94,306       $   24,684     $   40,799     $   51,391     $    1,708
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.93% (d)        0.80%          0.80%          0.80%          0.80% (e)
Ratio of net investment income (loss)
  to average net assets                       2.39%            2.53%          2.11%          1.84%          2.53% (e)
Portfolio turnover rate (f)                    121%             151%           174%           144%           162%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $2,732, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund's total return.

(d) Ratio reflects foreign capital gain tax expense of 0.14% which is not covered under the annual unitary management fee.

(e)   Annualized.

(f) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 134                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EUROZONE ALPHADEX(R) ETF (FEUZ)

                                                                      FOR THE PERIOD
                                          YEAR ENDED DECEMBER 31,     10/21/2014 (a)
                                       -----------------------------     THROUGH
                                           2016             2015        12/31/2014
                                       ------------     ------------   ------------
Net asset value, beginning of period    $    31.66       $    30.89     $    30.55
                                        ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.50             0.34           0.01
Net realized and unrealized gain (loss)       1.17             0.77           0.34
                                        ----------       ----------     ----------
Total from investment operations              1.67             1.11           0.35
                                        ----------       ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.69)           (0.23)         (0.01)
Return of capital                               --            (0.11)            --
                                        ----------       ----------     ----------
Total distributions                          (0.69)           (0.34)         (0.01)
                                        ----------       ----------     ----------
Net asset value, end of period          $    32.64       $    31.66     $    30.89
                                        ==========       ==========     ==========
TOTAL RETURN (b)                              5.49%            3.54%          1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    6,529       $   11,080     $  338,213
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
  net assets                                  0.80%            0.80%          0.80% (c)
Ratio of net investment income (loss)
  to average net assets                       1.70%            0.30%          0.08% (c)
Portfolio turnover rate (d)                     98%              21%             2%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 135

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of the following nineteen funds (each a "Fund" and collectively, the "Funds"), including the exchange on which they are listed and traded:

      First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund - (The Nasdaq Stock
        Market LLC ("Nasdaq") ticker "FPA")
      First Trust Europe AlphaDEX(R) Fund - (Nasdaq ticker "FEP")
      First Trust Latin America AlphaDEX(R) Fund - (Nasdaq ticker "FLN")
      First Trust Brazil AlphaDEX(R) Fund - (Nasdaq ticker "FBZ")
      First Trust China AlphaDEX(R) Fund - (Nasdaq ticker "FCA")
      First Trust Japan AlphaDEX(R) Fund - (Nasdaq ticker "FJP")
      First Trust South Korea AlphaDEX(R) Fund - (Nasdaq ticker "FKO")
      First Trust Developed Markets ex-US AlphaDEX(R) Fund - (Nasdaq ticker
        "FDT")
      First Trust Emerging Markets AlphaDEX(R) Fund - (Nasdaq ticker "FEM") First Trust Germany AlphaDEX(R) Fund - (Nasdaq ticker "FGM")
      First Trust Canada AlphaDEX(R) Fund - (Nasdaq ticker "FCAN")
      First Trust Australia AlphaDEX(R) Fund - (NYSE Arca, Inc. ("NYSE Arca")
        ticker "FAUS")
      First Trust United Kingdom AlphaDEX(R) Fund - (Nasdaq ticker "FKU") First Trust Taiwan AlphaDEX(R) Fund - (Nasdaq ticker "FTW")
      First Trust Hong Kong AlphaDEX(R) Fund - (Nasdaq ticker "FHK")
      First Trust Switzerland AlphaDEX(R) Fund - (Nasdaq ticker "FSZ")
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund - (Nasdaq
        ticker "FDTS")
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund - (Nasdaq ticker
        "FEMS")
      First Trust Eurozone AlphaDEX(R) ETF - (Nasdaq ticker "FEUZ")

Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund              NASDAQ AlphaDEX(R) Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX(R) Fund                             NASDAQ AlphaDEX(R) Europe Index
First Trust Latin America AlphaDEX(R) Fund                      NASDAQ AlphaDEX(R) Latin America Index
First Trust Brazil AlphaDEX(R) Fund                             NASDAQ AlphaDEX(R) Brazil Index
First Trust China AlphaDEX(R) Fund                              NASDAQ AlphaDEX(R) China Index
First Trust Japan AlphaDEX(R) Fund                              NASDAQ AlphaDEX(R) Japan Index
First Trust South Korea AlphaDEX(R) Fund                        NASDAQ AlphaDEX(R) South Korea Index
First Trust Developed Markets ex-US AlphaDEX(R) Fund            NASDAQ AlphaDEX(R) Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                   NASDAQ AlphaDEX(R) Emerging Markets Index
First Trust Germany AlphaDEX(R) Fund                            NASDAQ AlphaDEX(R) Germany Index
First Trust Canada AlphaDEX(R) Fund                             NASDAQ AlphaDEX(R) Canada Index
First Trust Australia AlphaDEX(R) Fund                          NASDAQ AlphaDEX(R) Australia Index
First Trust United Kingdom AlphaDEX(R) Fund                     NASDAQ AlphaDEX(R) United Kingdom Index
First Trust Taiwan AlphaDEX(R) Fund                             NASDAQ AlphaDEX(R) Taiwan Index
First Trust Hong Kong AlphaDEX(R) Fund                          NASDAQ AlphaDEX(R) Hong Kong Index
First Trust Switzerland AlphaDEX(R) Fund                        NASDAQ AlphaDEX(R) Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund  NASDAQ AlphaDEX(R) Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund         NASDAQ AlphaDEX(R) Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX(R) ETF                            NASDAQ AlphaDEX(R) Eurozone Index

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

    Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, only FEP, FCA, FJP, FDT, FEM, FGM, FCAN, FEMS and FEUZ have securities in the securities lending program. During the year ended December 31, 2016, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FCAN, FHK, FDTS, FEMS and FEUZ participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the year ended December 31, 2016, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

F. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

G. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                     Distributions       Distributions       Distributions
                                                                       paid from           paid from           paid from
                                                                       Ordinary             Capital            Return of
                                                                        Income               Gains              Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $  770,446          $      --           $       --
First Trust Europe AlphaDEX(R) Fund                                    6,731,831                 --                   --
First Trust Latin America AlphaDEX(R) Fund                                58,135                 --                   --
First Trust Brazil AlphaDEX(R) Fund                                      626,965                 --                   --
First Trust China AlphaDEX(R) Fund                                        95,481                 --                   --
First Trust Japan AlphaDEX(R) Fund                                     1,291,521                 --                   --
First Trust South Korea AlphaDEX(R) Fund                                      --                 --               40,551
First Trust Developed Markets ex-US AlphaDEX(R) Fund                   2,947,156                 --                   --
First Trust Emerging Markets AlphaDEX(R) Fund                          2,798,326                 --                   --
First Trust Germany AlphaDEX(R) Fund                                   1,698,108                 --               88,798
First Trust Canada AlphaDEX(R) Fund                                       46,010                 --                   --
First Trust Australia AlphaDEX(R) Fund                                   121,204                 --                   --
First Trust United Kingdom AlphaDEX(R) Fund                            2,317,281                 --                   --
First Trust Taiwan AlphaDEX(R) Fund                                       75,616                 --               24,966
First Trust Hong Kong AlphaDEX(R) Fund                                   336,903                 --                   --
First Trust Switzerland AlphaDEX(R) Fund                               2,480,134                 --              161,343
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund           118,881                 --                   --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                1,883,866                 --                   --
First Trust Eurozone AlphaDEX(R) ETF                                     172,851                 --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2015 was as follows:

                                                                     Distributions       Distributions       Distributions
                                                                       paid from           paid from           paid from
                                                                       Ordinary             Capital            Return of
                                                                        Income               Gains              Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $  285,561          $      --           $  333,790
First Trust Europe AlphaDEX(R) Fund                                    8,338,436                 --                   --
First Trust Latin America AlphaDEX(R) Fund                               106,934                 --               19,677
First Trust Brazil AlphaDEX(R) Fund                                       66,001                 --                2,480
First Trust China AlphaDEX(R) Fund                                       813,557                 --                   --
First Trust Japan AlphaDEX(R) Fund                                     1,114,866                 --                   --
First Trust South Korea AlphaDEX(R) Fund                                   6,612                 --               17,109
First Trust Developed Markets ex-US AlphaDEX(R) Fund                   2,132,827                 --              595,757
First Trust Emerging Markets AlphaDEX(R) Fund                          5,758,411                 --               92,400
First Trust Germany AlphaDEX(R) Fund                                   2,218,103                 --              422,998
First Trust Canada AlphaDEX(R) Fund                                      170,075                 --                   --
First Trust Australia AlphaDEX(R) Fund                                    50,737                 --                   --
First Trust United Kingdom AlphaDEX(R) Fund                            6,551,602                 --                   --
First Trust Taiwan AlphaDEX(R) Fund                                      229,703                 --               20,000
First Trust Hong Kong AlphaDEX(R) Fund                                 4,346,102                 --                   --
First Trust Switzerland AlphaDEX(R) Fund                               3,025,161                 --                   --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund           114,581                 --                   --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                  880,885                 --               94,432
First Trust Eurozone AlphaDEX(R) ETF                                     103,260                 --               47,756

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated              Net
                                                                     Undistributed       Capital and          Unrealized
                                                                       Ordinary             Other            Appreciation
                                                                        Income           Gain (Loss)        (Depreciation)
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $       --       $  (8,876,106)       $  (1,383,556)
First Trust Europe AlphaDEX(R) Fund                                      347,664        (123,147,731)            (418,690)
First Trust Latin America AlphaDEX(R) Fund                               306,989          (5,942,965)           1,961,072
First Trust Brazil AlphaDEX(R) Fund                                      652,432          (4,354,789)           8,296,648
First Trust China AlphaDEX(R) Fund                                         3,112          (5,355,390)            (418,325)
First Trust Japan AlphaDEX(R) Fund                                            --         (14,006,166)          (1,104,419)
First Trust South Korea AlphaDEX(R) Fund                                      --          (2,650,924)            (197,386)
First Trust Developed Markets ex-US AlphaDEX(R) Fund                          --         (36,467,604)             (25,297)
First Trust Emerging Markets AlphaDEX(R) Fund                            159,875         (78,663,909)           1,645,494
First Trust Germany AlphaDEX(R) Fund                                          --         (21,986,255)          (4,028,909)
First Trust Canada AlphaDEX(R) Fund                                       24,090         (15,124,766)              36,413
First Trust Australia AlphaDEX(R) Fund                                     2,964            (598,850)              90,684
First Trust United Kingdom AlphaDEX(R) Fund                               52,638         (34,334,614)          (5,136,806)
First Trust Taiwan AlphaDEX(R) Fund                                           --          (2,000,083)             166,450
First Trust Hong Kong AlphaDEX(R) Fund                                     4,729         (49,303,893)            (473,247)
First Trust Switzerland AlphaDEX(R) Fund                                      --         (25,084,228)             804,757
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund             1,260          (1,144,121)             112,827
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                       --         (13,390,517)            (463,869)
First Trust Eurozone AlphaDEX(R) ETF                                      15,301          (1,274,640)             199,200

H. INCOME AND OTHER TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

Certain countries assess a capital gains tax on securities sold in their local markets. The capital gains tax paid on securities sold is included in "Foreign capital gains tax" on the Statements of Operations.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2016, for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                     Non-Expiring
                                                                     Capital Loss
                                                                       Available
                                                                   ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                   $  8,829,182
First Trust Europe AlphaDEX(R) Fund                                   123,147,731
First Trust Latin America AlphaDEX(R) Fund                              5,942,965
First Trust Brazil AlphaDEX(R) Fund                                     4,354,789
First Trust China AlphaDEX(R) Fund                                      5,355,390
First Trust Japan AlphaDEX(R) Fund                                     13,995,176
First Trust South Korea AlphaDEX(R) Fund                                2,614,663
First Trust Developed Markets ex-US AlphaDEX(R) Fund                   36,438,281
First Trust Emerging Markets AlphaDEX(R) Fund                          78,663,909
First Trust Germany AlphaDEX(R) Fund                                   21,983,045
First Trust Canada AlphaDEX(R) Fund                                    15,124,766
First Trust Australia AlphaDEX(R) Fund                                    598,850
First Trust United Kingdom AlphaDEX(R) Fund                            34,334,614
First Trust Taiwan AlphaDEX(R) Fund                                     2,000,083
First Trust Hong Kong AlphaDEX(R) Fund                                 49,303,893
First Trust Switzerland AlphaDEX(R) Fund                               25,083,364
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund          1,144,121
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                13,352,817
First Trust Eurozone AlphaDEX(R) ETF                                    1,274,640

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2016, the Funds incurred and elected to defer net ordinary losses as follows:

                                                                    Ordinary Losses
                                                                   ----------------
FFirst Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                   $   46,924
First Trust Europe AlphaDEX(R) Fund                                           --
First Trust Latin America AlphaDEX(R) Fund                                    --
First Trust Brazil AlphaDEX(R) Fund                                           --
First Trust China AlphaDEX(R) Fund                                            --
First Trust Japan AlphaDEX(R) Fund                                        10,990
First Trust South Korea AlphaDEX(R) Fund                                  36,261
First Trust Developed Markets ex-US AlphaDEX(R) Fund                      29,323
First Trust Emerging Markets AlphaDEX(R) Fund                                 --
First Trust Germany AlphaDEX(R) Fund                                       3,210
First Trust Canada AlphaDEX(R) Fund                                           --
First Trust Australia AlphaDEX(R) Fund                                        --
First Trust United Kingdom AlphaDEX(R) Fund                                   --
First Trust Taiwan AlphaDEX(R) Fund                                           --
First Trust Hong Kong AlphaDEX(R) Fund                                        --
First Trust Switzerland AlphaDEX(R) Fund                                     864
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   37,700
First Trust Eurozone AlphaDEX(R) ETF                                          --

In order to present paid-in capital, accumulated net investment income (loss), and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2016, the adjustments for each Fund were as follows:

                                                                     Accumulated        Accumulated
                                                                         Net            Net Realized
                                                                      Investment       Gain (Loss) on
                                                                    Income (Loss)       Investments        Paid-in-Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $   65,729        $     33,715         $    (99,444)
First Trust Europe AlphaDEX(R) Fund                                    1,060,427          (1,230,046)             169,619
First Trust Latin America AlphaDEX(R) Fund                              (267,227)            290,420              (23,193)
First Trust Brazil AlphaDEX(R) Fund                                      (32,670)             32,670                   --
First Trust China AlphaDEX(R) Fund                                        12,697             760,344             (773,041)
First Trust Japan AlphaDEX(R) Fund                                        94,899          (7,628,006)           7,533,107
First Trust South Korea AlphaDEX(R) Fund                                 (29,780)             61,333              (31,553)
First Trust Developed Markets ex-US AlphaDEX(R) Fund                     282,646          (7,469,142)           7,186,496
First Trust Emerging Markets AlphaDEX(R) Fund                             41,321           1,731,156           (1,772,477)
First Trust Germany AlphaDEX(R) Fund                                     (19,022)          1,423,463           (1,404,441)
First Trust Canada AlphaDEX(R) Fund                                          334            (379,853)             379,519
First Trust Australia AlphaDEX(R) Fund                                    23,778            (273,261)             249,483
First Trust United Kingdom AlphaDEX(R) Fund                              (89,866)         24,864,166          (24,774,300)
First Trust Taiwan AlphaDEX(R) Fund                                      (15,140)             15,140                   --
First Trust Hong Kong AlphaDEX(R) Fund                                     1,546          24,132,831          (24,134,377)
First Trust Switzerland AlphaDEX(R) Fund                                 (19,331)         (1,024,318)           1,043,649
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            19,191             (19,191)                  --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                  133,041              78,522             (211,563)
First Trust Eurozone AlphaDEX(R) ETF                                      56,069            (205,716)             149,647

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

I. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Nasdaq ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

During the year ended December 31, 2016, FCA, FBZ and FEMS received payments from the Advisor of $9,330, $69,112 and $2,732, respectively, in connection with trade errors. During the year ended December 31, 2015, FHK received a payment from the Advisor of $9,113 in connection with a trade error.

The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                       Purchases               Sales
                                                                    ----------------      ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $ 31,475,393         $ 32,693,998
First Trust Europe AlphaDEX(R) Fund                                    319,107,578          320,639,531
First Trust Latin America AlphaDEX(R) Fund                             154,393,193           71,697,570
First Trust Brazil AlphaDEX(R) Fund                                    150,885,407           62,768,845
First Trust China AlphaDEX(R) Fund                                       8,376,753            8,869,227
First Trust Japan AlphaDEX(R) Fund                                     149,805,368          151,271,873
First Trust South Korea AlphaDEX(R) Fund                                20,706,084           17,914,765
First Trust Developed Markets ex-US AlphaDEX(R) Fund                   222,291,114          223,555,345
First Trust Emerging Markets AlphaDEX(R) Fund                          152,229,009          142,647,792
First Trust Germany AlphaDEX(R) Fund                                   149,825,003          149,791,166
First Trust Canada AlphaDEX(R) Fund                                      8,180,279            8,188,010
First Trust Australia AlphaDEX(R) Fund                                   1,996,835            2,067,916
First Trust United Kingdom AlphaDEX(R) Fund                            111,873,819          111,968,021
First Trust Taiwan AlphaDEX(R) Fund                                      3,317,568            6,312,441
First Trust Hong Kong AlphaDEX(R) Fund                                  68,550,459           67,765,764
First Trust Switzerland AlphaDEX(R) Fund                               122,327,262          122,409,507
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund           8,358,782            8,391,268
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                111,011,938           78,496,634
First Trust Eurozone AlphaDEX(R) ETF                                     7,889,955            8,014,562

For the year ended December 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                       Purchases               Sales
                                                                    ----------------      ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                    $  1,779,471          $  3,106,561
First Trust Europe AlphaDEX(R) Fund                                      8,660,856           155,462,449
First Trust Latin America AlphaDEX(R) Fund                              20,958,434             2,905,129
First Trust Brazil AlphaDEX(R) Fund                                             --                    --
First Trust China AlphaDEX(R) Fund                                              --             4,001,263
First Trust Japan AlphaDEX(R) Fund                                     124,395,576           175,791,141
First Trust South Korea AlphaDEX(R) Fund                                        --                    --
First Trust Developed Markets ex-US AlphaDEX(R) Fund                   152,942,001           161,599,269
First Trust Emerging Markets AlphaDEX(R) Fund                           20,534,229             8,611,712
First Trust Germany AlphaDEX(R) Fund                                            --            85,198,248
First Trust Canada AlphaDEX(R) Fund                                      2,212,286             2,301,426
First Trust Australia AlphaDEX(R) Fund                                          --             1,477,151
First Trust United Kingdom AlphaDEX(R) Fund                              3,042,564           149,311,132
First Trust Taiwan AlphaDEX(R) Fund                                             --                    --
First Trust Hong Kong AlphaDEX(R) Fund                                          --           114,247,024
First Trust Switzerland AlphaDEX(R) Fund                                 2,009,397            87,342,714
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                  --                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 36,878,234             3,407,370
First Trust Eurozone AlphaDEX(R) ETF                                            --             4,590,839

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2016

countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                        Creation             Redemption
                                                                    Transaction Fees      Transaction Fees
                                                                    ----------------      ----------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                     $    3,500            $    3,500
First Trust Europe AlphaDEX(R) Fund                                         4,500                 4,500
First Trust Latin America AlphaDEX(R) Fund                                  2,500                 2,500
First Trust Brazil AlphaDEX(R) Fund                                         2,500                 2,500
First Trust China AlphaDEX(R) Fund                                          2,000                 2,000
First Trust Japan AlphaDEX(R) Fund                                          1,000                 1,000
First Trust South Korea AlphaDEX(R) Fund                                    1,500                 1,500
First Trust Developed Markets ex-US AlphaDEX(R) Fund                        5,800                 5,800
First Trust Emerging Markets AlphaDEX(R) Fund                               7,300                 7,300
First Trust Germany AlphaDEX(R) Fund                                        1,000                 1,000
First Trust Canada AlphaDEX(R) Fund                                           500                   500
First Trust Australia AlphaDEX(R) Fund                                      1,200                 1,200
First Trust United Kingdom AlphaDEX(R) Fund                                   500                   500
First Trust Taiwan AlphaDEX(R) Fund                                         1,600                 1,600
First Trust Hong Kong AlphaDEX(R) Fund                                      1,600                 1,600
First Trust Switzerland AlphaDEX(R) Fund                                    1,000                 1,000
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              7,500                 7,500
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     9,000                 9,000
First Trust Eurozone AlphaDEX(R) ETF                                        3,700                 3,700

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II:

We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, First Trust Emerging Markets Small Cap AlphaDEX(R) Fund, and First Trust Eurozone AlphaDEX(R) ETF (collectively, the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Trust's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund II, as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                  Dividends Received Deduction
                                                                --------------------------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                           0.00%
First Trust Europe AlphaDEX(R) Fund                                          0.00%
First Trust Latin America AlphaDEX(R) Fund                                   0.00%
First Trust Brazil AlphaDEX(R) Fund                                          0.00%
First Trust China AlphaDEX(R) Fund                                           0.00%
First Trust Japan AlphaDEX(R) Fund                                           0.00%
First Trust South Korea AlphaDEX(R) Fund                                     0.00%
First Trust Developed Markets ex-US AlphaDEX(R) Fund                         0.00%
First Trust Emerging Markets AlphaDEX(R) Fund                                0.00%
First Trust Germany AlphaDEX(R) Fund                                         0.00%
First Trust Canada AlphaDEX(R) Fund                                          0.00%
First Trust Australia AlphaDEX(R) Fund                                       0.00%
First Trust United Kingdom AlphaDEX(R) Fund                                  0.00%
First Trust Taiwan AlphaDEX(R) Fund                                          0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                       0.00%
First Trust Switzerland AlphaDEX(R) Fund                                     0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund               0.00%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                      0.00%
First Trust Eurozone AlphaDEX(R) ETF                                         0.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

For the taxable year ended December 31, 2016, the following percentage of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                   Qualified Dividend Income
                                                                  ---------------------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                           46.07%
First Trust Europe AlphaDEX(R) Fund                                          87.42%
First Trust Latin America AlphaDEX(R) Fund                                   17.80%
First Trust Brazil AlphaDEX(R) Fund                                           0.00%
First Trust China AlphaDEX(R) Fund                                           63.05%
First Trust Japan AlphaDEX(R) Fund                                          100.00%
First Trust South Korea AlphaDEX(R) Fund                                    100.00%
First Trust Developed Markets ex-US AlphaDEX(R) Fund                         82.37%
First Trust Emerging Markets AlphaDEX(R) Fund                                67.75%
First Trust Germany AlphaDEX(R) Fund                                        100.00%
First Trust Canada AlphaDEX(R) Fund                                         100.00%
First Trust Australia AlphaDEX(R) Fund                                       44.22%
First Trust United Kingdom AlphaDEX(R) Fund                                 100.00%
First Trust Taiwan AlphaDEX(R) Fund                                           0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                        0.00%
First Trust Switzerland AlphaDEX(R) Fund                                    100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              100.00%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                      36.58%
First Trust Eurozone AlphaDEX(R) ETF                                        100.00%


The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                    Gross Foreign Income               Gross Foreign Taxes
                                                                  -------------------------         -------------------------
                                                                    Amount       Per Share            Amount       Per Share
                                                                  -------------------------         -------------------------
First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                $  873,797      $  0.73           $   58,340      $  0.05
First Trust Europe AlphaDEX(R) Fund                                7,548,486         0.89              533,411         0.06
First Trust Latin America AlphaDEX(R) Fund                         1,047,959         0.18               99,698         0.02
First Trust Brazil AlphaDEX(R) Fund                                1,937,739         0.27              153,907         0.02
First Trust China AlphaDEX(R) Fund                                   122,908         0.61                7,348         0.04
First Trust Japan AlphaDEX(R) Fund                                 2,265,672         2.27              220,194         0.22
First Trust South Korea AlphaDEX(R) Fund                              61,521         0.31               13,086         0.07
First Trust Developed Markets ex-US AlphaDEX(R) Fund               3,946,466         1.18              292,809         0.09
First Trust Emerging Markets AlphaDEX(R) Fund                      4,120,633         0.57              336,195         0.05
First Trust Germany AlphaDEX(R) Fund                               2,867,533         1.06              376,618         0.14
First Trust Canada AlphaDEX(R) Fund                                  111,888         0.37               15,323         0.05
First Trust Australia AlphaDEX(R) Fund                                74,839         1.50                2,574         0.05
First Trust United Kingdom AlphaDEX(R) Fund                        3,261,953         3.84                   --           --
First Trust Taiwan AlphaDEX(R) Fund                                  166,861         1.67               32,957         0.33
First Trust Hong Kong AlphaDEX(R) Fund                               325,540         1.30                   --           --
First Trust Switzerland AlphaDEX(R) Fund                           3,866,104         1.52              322,607         0.13
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund       168,778         0.84               13,958         0.07
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund            2,402,603         0.78              260,487         0.08
First Trust Eurozone AlphaDEX(R) ETF                                 234,067         1.17               32,009         0.16

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

You should anticipate that the value of each Fund's shares will decline more or less in correlation with any decline in the value of the Fund's corresponding Index.

Each Fund's return may not match the return of the Fund's corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Fund's corresponding Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Fund's corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds' policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's corresponding Index.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.

Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with the Index Provider that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invests in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund's NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Europe AlphaDEX(R) Fund and First Trust Eurozone AlphaDEX(R) ETF invest in securities issued by companies operating in Europe. Each Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust Latin America AlphaDEX(R) Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX(R) Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX(R) Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

The First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets ex-US AlphaDEX(R) Fund and First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund invest in common stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

The First Trust South Korea AlphaDEX(R) Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX(R) Fund and First Trust Eurozone AlphaDEX(R) ETF invest in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

The First Trust United Kingdom AlphaDEX(R) Fund and First Trust Europe AlphaDEX(R) Fund invest in securities issued by companies that are domiciled or operating in a country that is part of the United Kingdom (i.e., England, Ireland, Scotland and Wales) and is therefore subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The First Trust Taiwan AlphaDEX(R) Fund and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan's economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

The First Trust Hong Kong AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.

Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

Each Fund is subject to financial companies risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

The First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Latin America AlphaDEX(R) Fund and First Trust Brazil AlphaDEX(R) Fund invest in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust Germany AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Brazil AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, and First Trust Taiwan AlphaDEX(R) Fund invest in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Eurozone AlphaDEX(R) ETF currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of the market during the period affected.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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BOARD OF TRUSTEES AND OFFICERS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST         APPOINTED                    DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
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                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           138         None
c/o First Trust Advisors L.P.                      Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,          o Since Inception   Limited Partnership (June 1992 to December
  Suite 400                                        2016); Member, Sportsmed LLC (April 2007 to
Wheaton, IL 60187                                  November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investor Services, Inc.             138         Director of ADM
c/o First Trust Advisors L.P.                      (Futures Commission Merchant)                                  Investor Services,
120 E. Liberty Drive,          o Since Inception                                                                  Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         138         Director of Trust
c/o First Trust Advisors L.P.                      Management Consulting)                                         Company of
120 E. Liberty Drive,          o Since Inception                                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o Indefinite Term   Managing Director and Chief Operating              138         Director of
c/o First Trust Advisors L.P.                      Officer (January 2015 to Present), Pelita                      Covenant
120 E. Liberty Drive,          o Since Inception   Harapan Educational Foundation (Educational                    Transport, Inc.
  Suite 400                                        Products and Services); President and Chief                    (May 2003 to
Wheaton, IL 60187                                  Executive Officer (June 2012 to September                      May 2014)
D.O.B.: 03/54                                      2014), Servant Interactive LLC (Educational
                                                   Products and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services); President (June 2002
                                                   to June 2012), Covenant College
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee     o Indefinite Term   Chief Executive Officer, First Trust Advisors      138         None
and Chairman of the Board                          L.P. and First Trust Portfolios L.P.; Chairman
120 E. Liberty Drive,          o Since Inception   of the Board of Directors, BondWave LLC
  Suite 400                                        (Software Development Company) and
Wheaton, IL 60187                                  Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 09/55

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

                               POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                 OFFICES              AND LENGTH OF                          PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                SERVICE                              DURING PAST 5 YEARS
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                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief         o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                    (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                             to January 2016), First Trust Advisors L.P. and
D.O.B.: 01/66                                                                 and First Trust Portfolios L.P.; Chief Financial
                                                                              Officer (January 2016 to Present), BondWave LLC
                                                                              (Software Development Company) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

Donald P. Swade          Treasurer, Chief            o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Financial Officer and                                President (April 2012 to July 2016), First Trust
  Suite 400              Chief Accounting Officer    o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                             Vice President (September 2006 to April 2012),
D.O.B.: 08/72                                                                 Guggenheim Funds Investment Advisors, LLC and
                                                                              Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief         o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                          o Since Inception        BondWave LLC; Secretary, Stonebridge Advisors LLC
Wheaton, IL 60187
D.O.B.: 05/60

Daniel J. Lindquist      Vice President              o Indefinite Term        Managing Director (July 2012 to Present), Senior Vice
120 E. Liberty Drive,                                                         President (September 2005 to July 2012), First Trust
  Suite 400                                          o Since Inception        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher          Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                              and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin          Vice President              o Indefinite Term        Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust
  Suite 400                                          o Since Inception        Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President              o Indefinite Term        Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President  (August 2005 to September 2012),
  Suite 400                                          o Since Inception        First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 11/70

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(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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PRIVACY POLICY
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $438,000 for the fiscal year ended December 31, 2015 and $427,500 for the fiscal year ended December 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015, and $1,746 for the fiscal year ended December 31, 2016. The 2016 audit-related fees are related to the review of pricing committee procedures.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $77,500 for the fiscal year ended December 31, 2015, and $95,275 for the fiscal year ended December 31, 2016.

      Tax Fees (Investment Adviser and Distributor) --The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2015 were $77,500 for the Registrant, $12,500 for the Registrant's investment adviser and $29,000 for the Registrant's distributor, and for the fiscal year ended December 31, 2016 were $95,275 for the Registrant, $13,000 for the Registrant's investment adviser and $32,500 for the Registrant's distributor.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Exchange-Traded AlphaDEX(R) Fund II
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By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2017
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2017
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By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 23, 2017
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* Print the name and title of each signing officer under his or her signature.